                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Milwaukee Land Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:
                                April 28, 1997
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Notes:

                            MILWAUKEE LAND COMPANY
                          547 WEST JACKSON BOULEVARD
                            CHICAGO, ILLINOIS 60661

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1997

                                                              Chicago, Illinois
                                                                 April 29, 1997

  The Special Meeting of Stockholders of Milwaukee Land Company (the "Company") will be held at The LaSalle National Bank, 135 South LaSalle Street, 43rd Floor, Chicago, Illinois 60603, on May 27, 1997, at 11:00 A.M. local time, for the following purposes:

1. To consider and vote on a proposal to approve the purchase by the Company and the Company's newly formed, wholly-owned subsidiary PG Newco Corp. ("PG Newco") of substantially all the assets of PG Design Electronics, Inc. ("PG Design") pursuant to an Asset Purchase Agreement among the Company, PG Newco, PG Design and the shareholders of PG Design (the "Purchase Agreement") and all transactions contemplated thereby (such transactions hereinafter referred to as the "Acquisition"); and in connection with the Acquisition to approve changes in the Company's fundamental policies:

  (a)  limiting the Company's ability to borrow money,

  (b) limiting the Company's investments in securities of companies in a single industry, and

  (c)  prohibiting most purchases of real estate or interests in real estate.

2. To consider and vote on a proposal to de-register the Company as an investment company under the Investment Company Act of 1940 (the "De-registration").

3. To consider and vote on a new investment advisory agreement with OFFITBANK that would provide for (x) services beginning on the date of the Special Meeting for compensation at the same rate as under the Company's old advisory agreement, and (y) compensation for the period January 1, 1997 through February 17, 1997, during which time OFFITBANK performed services for which it has not been paid.

4. To consider and vote upon a proposal to approve the Milwaukee Land Company 1997 Incentive and Capital Accumulation Plan (the "Plan"). A copy of the Plan is included in Appendix G to the accompanying Proxy Statement.

5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on Tuesday, April 29, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment or adjournments thereof.

  Whether or not you intend to be present in person or to be otherwise represented at the meeting, you are requested to complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Special Meeting and vote personally.

                                    By order of the Board of Directors
                                    LOGO
                                    Leon F. Fiorentino
                                    Secretary

                            MILWAUKEE LAND COMPANY
                           547 W. JACKSON BOULEVARD
                            CHICAGO, ILLINOIS 60661
                                (312) 822-0400

                               ----------------

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                                 MAY 27, 1997

                               ----------------

  This Proxy Statement is being furnished to the holders of shares of Common Stock, par value $.30 per share (the "Common Stock"), of Milwaukee Land Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Tuesday, May 27, 1997, at 11:00 A.M. local time, at The LaSalle National Bank, 135 South LaSalle Street, 43rd Floor, Chicago, Illinois 60603, and at any adjournment or adjournments thereof.

  At the Special Meeting, stockholders of the Company will be asked to approve each of the proposals listed in the Notice of the Meeting. This Proxy Statement contains details on these matters, and we urge you to give it your attention.

  If a stockholder properly executes and returns the enclosed form of proxy, it will be voted and, if a stockholder specifies a choice with respect to any matter to be acted upon at the Special Meeting, it will be voted according to his or her instructions. If no instructions are given, it will be voted FOR each proposal listed in the Notice of the Meeting and in the discretion of the proxies with respect to any other matter properly presented for a vote in accordance with the judgment of the persons acting as proxies. Any proxy may be revoked by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. No appraisal rights exist for any action proposed to be taken at the Special Meeting.

  The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokers, nominees, fiduciaries and custodians incurred in sending proxy materials to principals and obtaining their instructions. In addition to the use of mail, proxies may be solicited in person or by telephone or telegraph. Directors, officers and regular employees of the Company may solicit proxies without additional compensation.

  This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 29, 1997.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY...................................................................   4
  The Special Meeting.....................................................   4
  The Acquisition.........................................................   4
  De-registration.........................................................   6
  New Advisory Agreement..................................................   7
  The Plan................................................................   7
  Proposals of Stockholders...............................................   8
THE SPECIAL MEETING.......................................................   9
  Record Date.............................................................   9
  The Proposals...........................................................   9
  Voting..................................................................   9
  Required Votes..........................................................   9
  Proxies.................................................................  10
  Proxy Solicitation......................................................  10
  Adjournment.............................................................  10
1. THE PROPOSED ACQUISITION...............................................  11
  General.................................................................  11
  Background of the Acquisition...........................................  11
  Reasons for the Acquisition.............................................  12
  Terms of the Acquisition................................................  12
  Employment Agreement with Peter G. Vanheusden...........................  15
  Information about PG Design.............................................  15
  Selected Financial Data--PG Design......................................  17
  Discussion of Financial Condition and Results of Operations of PG
   Design.................................................................  18
  Condensed Pro Forma Financial Information...............................  20
  Condensed Pro Forma Consolidated Balance Sheet..........................  21
  Notes to Condensed Pro Forma Consolidated Balance Sheet.................  22
  Condensed Pro Forma Consolidated Statement of Operations................  23
  Notes to Condensed Pro Forma Consolidated Statement of Operations.......  24
  Statement of Public Accountants.........................................  25
  Risk Factors............................................................  25
  Accounting Treatment....................................................  26
  Certain Federal Income Tax Consequences.................................  26
  1940 Act................................................................  27
  Required Vote...........................................................  29
2. DE-REGISTRATION........................................................  29
  Background..............................................................  29
  Required Vote...........................................................  30
3. APPROVAL OF NEW ADVISORY AGREEMENT.....................................  30
  Background..............................................................  30
  Description of the New Agreement........................................  31
  Factors Considered by the Board.........................................  31
  Information about Offitbank.............................................  32
  Required Vote...........................................................  33
4. APPROVAL OF THE PLAN...................................................  33
  General.................................................................  33
  Description of the Plan.................................................  34
  Other Terms of Benefits.................................................  36

  Federal Income Tax Consequences..........................................  36
  Benefits Expected to Be Granted Under the Plan...........................  39
  Consequences of Inability to De-register.................................  39
  Required Vote............................................................  39
5. OTHER MATTERS...........................................................  40
ADDITIONAL INFORMATION ABOUT THE COMPANY...................................  40
  General..................................................................  40
  Heartland Partners L.P. and CMC Heartland Partners.......................  40
  Executive Officers.......................................................  41
  Executive Compensation...................................................  41
  Security Ownership of Certain Beneficial Owners..........................  42
  Security Ownership of Management.........................................  43
  Selected Financial Data--The Company.....................................  43
  Discussion of the Financial Condition and Results of Operations of the
   Company.................................................................  44
  Comparative Market Price and Dividend Data...............................  45
PROPOSALS OF STOCKHOLDERS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS......  45
AVAILABLE INFORMATION......................................................  45
APPENDIX  A PURCHASE AGREEMENT
APPENDIX  B UNAUDITED (UNCONSOLIDATED) PRO FORMA FINANCIAL INFORMATION
APPENDIX  C AUDITED FINANCIAL STATEMENTS--PG Design
APPENDIX  D UNAUDITED FINANCIAL STATEMENTS--PG Design
APPENDIX  E AUDITED FINANCIAL STATEMENTS--The Company
APPENDIX  F PROPOSED NEW ADVISORY AGREEMENT
APPENDIX  G 1997 INCENTIVE AND CAPITAL ACCUMULATION PLAN

                                    SUMMARY

  Certain significant matters discussed in this Proxy Statement are summarized below. This Summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing or incorporated by reference in this Proxy Statement. Stockholders are urged to review carefully the entire Proxy Statement (including the Appendices and any documents incorporated herein by reference).

                              THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE   The Special Meeting of the Company's stockholders
MEETING.....................  is to be held on Tuesday, May 27, 1997, at 11:00
                              A.M. local time, at The LaSalle National Bank,
                              135 South LaSalle Street, 43rd Floor, Chicago,
                              Illinois 60603.

RECORD DATE; SHARES           Holders of record of shares of Common Stock at
ENTITLED TO VOTE............  the close of business on the Record Date are entitled to notice of and to vote at the Special
                              Meeting. At the close of business on the Record
                              Date, there were 1,671,238 shares of Common Stock issued and outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly be brought before the Special Meeting.

PURPOSE OF THE MEETING......  At the Special Meeting, stockholders of the
                              Company will be asked to (1) approve the Acquisition and, in connection therewith, changes in the Company's fundamental policies (a) limiting the Company's ability to borrow money,
                              (b) limiting the Company's investments in securities of companies in a single industry, and
                              (c) prohibiting most purchases of real estate or interests in real estate; (2) approve the de-registration of the Company (the "De-registration") as an investment company under the Investment Company Act of 1940 (the "1940 Act");
                              (3) approve a new advisory agreement with OFFITBANK; (4) approve a new incentive compensation plan; and (5) transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. Each of the proposals is discussed briefly below and in more detail in the main body of this Proxy Statement.

VOTE REQUIRED...............  The vote required to approve each of the proposals to be presented at the Special Meeting is included in the discussion of each proposal.

                                THE ACQUISITION

GENERAL.....................  The first proposal to be presented to stockholders is to approve the acquisition by the Company and its newly formed, wholly-owned subsidiary PG Newco Corp. ("PG Newco") of substantially all the assets and the assumption by PG Newco of certain liabilities of PG Design Electronics, Inc. ("PG Design"), a company engaged in the business of the contract design and manufacture of printed circuit boards for computer products.

BACKGROUND..................  The Company's Board of Directors believes that concentrating the assets of the Company in a few operating businesses would be in the best interests of the Company's stockholders. After an extensive search, the Company identified PG Design as an attractive business for acquisition. The Company subsequently negotiated the Purchase Agreement pursuant to which the Company intends to acquire, with PG Newco, substantially all the assets of PG Design. As part of the proposed Acquisition, PG Newco will assume certain liabilities of PG Design. See "THE PROPOSED ACQUISITION--Background of the Acquisition" and "DE-REGISTRATION--Background."

REASONS FOR THE               In connection with the determination that the
ACQUISITION.................  Acquisition should be submitted to stockholders for approval, the Board of Directors of the Company carefully reviewed the financial, business, tax and legal implications of the Acquisition and considered a number of factors, including without limitation: the Purchase Price;
                              the operations of PG Design; the financial condition of PG Design; the terms and conditions of the Purchase Agreement and the other agreements and transactions contemplated thereby;
                              the Company's anticipated De-registration as an investment company as a result of the Acquisition; and the position of the Company if the Acquisition were not consummated. See "THE
                              PROPOSED ACQUISITION--Reasons for the
                              Acquisition."

PURCHASE PRICE..............  Subject to the terms, conditions and procedures set forth in the Purchase Agreement, (i) PG Newco shall deliver to PG Design $12,000,000 and shall deliver to PG Design's lenders sufficient cash, approximately $1,400,000 but in no event to exceed $2,500,000, to effect the payment in full of PG Design's outstanding bank debt, and (ii) the Company shall deliver to PG Design two promissory notes (the "Notes"), each in the aggregate principal amount of $1,500,000 and paying 8% interest. One Note will be due on the third anniversary and the other will be due on the fifth anniversary of Peter G. VanHeusden entering an employment contract with PG Newco. However, if Peter G. VanHeusden voluntarily leaves the employ of PG Newco, any and all remaining payment obligations due under the Notes shall immediately and forever cease to exist. See "THE PROPOSED ACQUISITION--Terms of the Acquisition" and "--Employment Agreement with Peter G. VanHeusden."

ACCOUNTING TREATMENT........  As long as the Company is a registered investment company, PG Newco will be carried on the books of the Company as an investment. The Company will determine the cost of the acquisition in accordance with generally accepted accounting principles, and the investment will thereafter be carried at a fair value determined in good faith by the Board of Directors of the Company. If the Company de-registers as an investment company, as the Company expects to do if the Acquisition and De-registration are approved by stockholders, the investment in PG Newco will thereafter be carried at cost. See "THE PROPOSED ACQUISITION-- Accounting Treatment."

CERTAIN FEDERAL INCOME TAX
CONSEQUENCES................
                              Consummation of the Acquisition will not affect the status of the Company for federal income tax purposes. See "THE PROPOSED ACQUISITION--Certain Federal Income Tax Consequences."

1940 ACT....................  The Company is a non-diversified, closed-end management investment company registered with the Securities and Exchange Commission ("SEC") under the 1940 Act. As an investment company, the Company is subject to certain provisions of that Act which may be deemed to provide greater protections than those provided under the Securities Exchange Act of 1934 (the "1934 Act") and to be particularly restrictive on management of investment companies. See "THE PROPOSED ACQUISITION--1940 Act--Status as an Investment Company" and "--Regulations Governing Investment Companies."

                              The Company's present investment objective of providing as high a level of current income as is consistent with prudent investment designed to preserve capital may be changed by the Board of Directors of the Company without stockholder approval. The Board of Directors intends to change the investment objective when the Acquisition is completed to providing long-term capital appreciation and growth. See "THE PROPOSED ACQUISITION--1940 Act--Investment
                              Objective."

                              The Company is subject to a number of investment restrictions designed to promote the investment objective of the Company that may be amended only with stockholder approval. The Company must amend three fundamental investment restrictions in order to consummate the Acquisition and therefore a vote in favor of the Acquisition will also be a vote in favor of modifying these three restrictions. See "THE PROPOSED ACQUISITION--1940 Act--Changes to Investment Restrictions to Permit Consummation of the Acquisition" and "-- Borrowing" and "--Industry Concentration" and "-- Investments in Real Estate."

                                DE-REGISTRATION

BACKGROUND..................  The Company expects that if it completes the
                              Acquisition it will no longer be an investment company as defined by the 1940 Act. The 1940 Act requires that the Company have the approval of its stockholders before changing the nature of its business so as to cease to be an investment company. If De-registration is approved by the stockholders and the Acquisition is completed, the Company intends to apply to the SEC for an order declaring that it has ceased to be an investment company. If the SEC approves De-registration, the stockholders of the Company will no longer have the benefit of the regulatory protections provided by the 1940 Act but will continue to have the protections afforded by certain provisions of the 1934 Act. See "THE PROPOSED ACQUISITION--1940 Act-- Definition of Investment Company" and "DE-REGISTRATION--Background."

                             NEW ADVISORY AGREEMENT

BACKGROUND..................  Stockholders will be asked to approve a new investment advisory agreement with OFFITBANK, the Company's current investment adviser. The new agreement will provide for OFFITBANK to continue to render the services it currently renders, in return for payment by the Company of fees at the same rates as under the Company's old advisory agreement. In addition, the new agreement will permit the Company to compensate OFFITBANK (at the same rate as under the old and new advisory agreements) for services it performed during the period January 1, 1997 through February 17, 1997, for which it has not been paid. See "APPROVAL OF NEW ADVISORY AGREEMENT."

                                    THE PLAN

BACKGROUND..................  Stockholders will be asked to approve the
                              Milwaukee Land Company 1997 Incentive and Capital Accumulation Plan (the "Plan"). In addition to the requisite approval of the stockholders of the Company, the Plan is conditioned upon the entry of an order by the SEC pursuant to Section 8(f) of the 1940 Act declaring that the Company has ceased to be an investment company (the "De-registration Order"). If the De-registration Order is not entered, the Plan will not be adopted and the requested approval by the stockholders at this Special Meeting will have no effect. See "DE-REGISTRATION--Background" and "APPROVAL OF THE PLAN--General" and "-- Consequences of Inability to De-register." The Plan is designed to provide incentives that will enable the Company to attract, retain and motivate highly competent persons as key employees of the Company and any subsidiary of the Company. See "APPROVAL OF THE PLAN--General." The Plan will be administered by a Compensation Committee (the "Committee") which the Board of Directors appointed at a meeting held on February 18, 1997. See "APPROVAL OF THE PLAN--Description of the Plan--Administration."

BENEFITS UNDER THE PLAN.....  The Plan makes available for benefits, subject to certain adjustments, 100,000 shares of Common Stock to be reserved for stock option grants and 75,000 shares of Common Stock to be reserved for SARs. The aggregate amount of shares of Common Stock subject to benefits under the Plan is expected to be 175,000. See "APPROVAL OF THE PLAN--Description of the Plan--Shares Available." As of the date of this Proxy Statement, the Plan has not been adopted and no benefits have been granted. Upon fulfillment of the necessary pre-conditions, it is expected that the Company will recommend to the Committee to grant to (i) Peter
                              G. VanHeusden, Stock Options for 50,000 shares of Common Stock and SARs with respect to 25,000 shares of Common Stock; (ii) Edwin C. Jacobson, Stock Options for 50,000 shares of Common Stock and SARs with respect to 25,000 shares of Common Stock and (iii) certain other executives of PG Newco and the Company, SARs with respect to up to 25,000 shares of Common Stock, all in consideration of their continued employment in their respective capacities. The Benefits expected to be granted to Edwin C. Jacobson will vest one year after the Closing Date. The Benefits expected to be granted to Peter G. VanHeusden and anyone else will vest five years after the Closing Date. See "APPROVAL OF THE PLAN--Benefits Granted Under the Plan."

FEDERAL INCOME TAX            Certain benefits under the plan are intended to
CONSEQUENCES................  meet the definitional requirements of Section
                              422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), for "incentive stock options" ("ISOs"). An employee who receives an ISO does not recognize any taxable income upon the grant of such a benefit and, generally, the exercise of an ISO does not give rise to federal income tax to the employee. Other benefits under the Plan will not qualify as ISOs. Although an employee does not recognize any taxable income upon the grant of such a non-qualifying benefit, generally, an employee will recognize taxable income upon exercise of that benefit. See
                              "APPROVAL OF THE PLAN--Federal Income Tax
                              Consequences."

                           PROPOSALS OF STOCKHOLDERS

BACKGROUND..................  Any stockholder who wishes to present a proposal for action at the 1998 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify the Company in such manner so that such notice is received by the Company by February 24, 1998 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                              THE SPECIAL MEETING

  This proxy statement is furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Tuesday, May 27, 1997, at 11:00 A.M. local time, at The LaSalle National Bank, 135 South LaSalle Street, 43rd Floor, Chicago, Illinois 60603, and at any adjournment or adjournments thereof, for the purposes set forth below. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about April 29, 1997. The 1997 Annual Meeting is expected to be held in August 1997.

RECORD DATE

  The Board of Directors has fixed the close of business on Tuesday, April 29, 1997 as the Record Date (the "Record Date") for determining stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,671,238 shares of Common Stock, par value $.30, of the Company issued and outstanding ("Common Stock"). No other class of stock is outstanding.

THE PROPOSALS

  At the Special Meeting, holders of shares of the Company's Common Stock, outstanding as of the close of business on the Special Meeting Record Date, will be asked to:

  1. To consider and vote on a proposal to approve the purchase by the Company and PG Newco of substantially all the assets of PG Design pursuant to an Asset Purchase Agreement among the Company, PG Newco, PG Design and the shareholders of PG Design (the "Purchase Agreement") and all transactions contemplated thereby (such transactions hereinafter referred to as the "Acquisition"); and in connection with the Acquisition to approve changes in the Company's fundamental policies:

    (a) limiting the Company's ability to borrow money,

    (b) limiting the Company's investments in securities of companies in a single industry, and

    (c) prohibiting most purchases of real estate or interests in real estate.

  2. To consider and vote on a proposal to de-register the Company as an investment company ("De-registration") under the Investment Company Act of 1940 (the "1940 Act").

  3. To consider and vote on a new investment advisory agreement with OFFITBANK that would provide for (x) services beginning on the date of the Special Meeting for compensation at the same rate as under the Company's old advisory agreement, and (y) compensation for the period January 1, 1997 through February 17, 1997, during which time OFFITBANK performed services for which it has not been paid.

  4. To consider and vote upon a proposal to approve the Milwaukee Land Company 1997 Incentive and Capital Accumulation Plan (the "Plan"). A copy of the Plan is included as Appendix G to this Proxy Statement.

  5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Each of these proposals is discussed in detail in this Proxy Statement.

VOTING

  Proxies are tabulated by LaSalle Bank. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the Record Date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

REQUIRED VOTES

  The vote required to approve each of the proposals is discussed in the section of the proxy statement relating to that proposal.

PROXIES

  This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting.

  Proxies properly executed and returned in a timely manner will be voted at the Special Meeting in accordance with the directions specified therein. If no direction is indicated, proxies will be voted FOR each of the proposals discussed in this Proxy Statement and in accordance with the judgment of the persons acting under the proxies on any other matters properly presented for a vote.

  No appraisal rights exist for any action proposed to be taken at the Special Meeting.

  A stockholder who abstains from a vote will be deemed present at the Special Meeting for quorum purposes and will be deemed not to have voted on the particular matter. Similarly, in the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the Special Meeting for quorum purposes and will be deemed not to have voted on such other matters.

  The enclosed form of proxy, if executed, may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by any of the following actions: (i) the filing with the Secretary of the Company, at or before the Special Meeting, a written notice of revocation bearing a date later than the proxy; (ii) properly executing and submitting prior to the Special Meeting a subsequently dated proxy; or (iii) voting in person at the Special Meeting (although attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Leon F. Fiorentino, Secretary, Milwaukee Land Company, 547 West Jackson Boulevard, P.O. Box 6205, Chicago, Illinois 60680-6205.

PROXY SOLICITATION

  Proxies are being solicited by and on behalf of the Company's Board of Directors. The expense of this solicitation will be borne by the Company. Officers and regular employees of the Company, in the ordinary course of business and at nominal expense, may supplement this solicitation by mail, personal call, telephone, telegraph or letter, for which they will be reimbursed for out-of-pocket expenses but will receive no additional compensation. The Company has retained D.F. King & Co., Inc. to assist in the distribution of proxy solicitation materials and with the solicitation of proxies, at a cost of approximately $4,000 plus reimbursement of reasonable out-of-pocket expenses. Brokers or other persons holding Common Stock in their names or in the names of their nominees will, upon request, be reimbursed for their actual expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

  The Company's 1996 Annual Report, which includes the Company's statement of assets and liabilities at December 31, 1996, statement of operations for the fiscal year ended December 31, 1996 and statement of changes in net assets for the fiscal years ended December 31, 1996 and 1995, was mailed to stockholders prior to the mailing of the Proxy Statement. ANY STOCKHOLDER MAY OBTAIN A COPY OF THE 1996 ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE SECRETARY OF THE COMPANY AT 547 W. JACKSON BOULEVARD, SUITE 1510, CHICAGO, IL 60661 OR BY CALLING (800) 962-6247.

ADJOURNMENT

  Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the Board of Directors determined that adjournment and additional solicitation was reasonable and in the best interest of stockholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to stockholders about the reasons for additional solicitation.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        "FOR" EACH OF THESE PROPOSALS.

                          1. THE PROPOSED ACQUISITION

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                         APPROVAL OF THE ACQUISITION.

GENERAL

  At a meeting held on April 4, 1997, the Board of Directors of the Company, including those Directors who are not "interested persons" of the Company under the 1940 Act, considered and unanimously approved for the submission to the stockholders of the Company a proposal to purchase substantially all the assets and assume certain liabilities of PG Design pursuant to the Purchase Agreement attached hereto as Appendix A. Completion of the Acquisition would cause the Company to cease to be an investment company as defined in the 1940 Act. The Board of Directors believes that concentrating the Company's assets in operating businesses is in the best interests of the stockholders.

  The Company is currently subject to investment restrictions that limit the Company's ability to borrow money, limit the Company's investments in securities of companies in a single industry, and prohibit most purchases of real estate or interests in real estate. Those restrictions may not be changed without the approval of the Company's stockholders, and must be changed in order to permit completion of the Acquisition. Therefore, a vote to approve the Acquisition will also be deemed to be a vote to amend each of those restrictions as discussed in more detail in "1940 Act" below. The Board of Directors expects that it would also change the Company's investment objective, which may be changed by the Board without stockholder approval.

  If the proposal to approve the Acquisition and De-registration are approved, the Company will consummate the Acquisition and will then apply for an order of the Securities and Exchange Commission declaring that the Company has ceased to be an investment company as defined in the 1940 Act. See "DE-REGISTRATION--Background." If the proposals are not approved, the Acquisition will not be completed, the Company will remain a closed-end investment company, and the Board of Directors will consider whether alternative actions, if any, should be taken.

  As of the Record Date, officers and directors of the Company and certain affiliated persons had the power to vote approximately 6.3% of the outstanding shares of Common Stock. All such persons have expressed their intent to vote their respective shares in favor of the Acquisition.

BACKGROUND OF THE ACQUISITION

  As stockholders of the Company are aware, the Company has been engaged in a search for one or more acquisitions of operating businesses since it was established as an independent company. The Company is currently engaged in the active management of the business and affairs of Heartland Partners, L.P. and CMC Heartland Partners, of which the Company is general partner. See "ADDITIONAL INFORMATION ABOUT THE COMPANY--Heartland Partners L.P. and CMC Heartland Partners," below. However, a significant portion of the Company's assets (about 62% at March 31, 1997) has been held for investment purposes and invested largely in U.S. treasury obligations and corporate debt securities.

  The Company's Board of Directors believes that the Company's assets would be better used to acquire an operating business that would be managed by the Company. The business strategy proposed by the Board of Directors has, in the opinion of the Board of Directors, the potential for greater long-term capital appreciation than investments in the type of securities currently being held.

  After an extensive review of potential businesses for acquisition, the Company identified PG Design as an attractive business to acquire. The Company has negotiated the Purchase Agreement, a copy of which is attached as Appendix A to this Proxy Statement, pursuant to which the Company will acquire, in most part through PG Newco, a newly formed, wholly-owned subsidiary of the Company, substantially all the assets and certain liabilities of PG Design if stockholders approve the Acquisition and De-registration. PG Design is engaged in the business of contract design and manufacture of printed circuit boards for computer products. Information about PG Design appears under the heading "Information About PG Design," below.

REASONS FOR THE ACQUISITION

  In connection with the determination that the Acquisition should be approved and submitted to the stockholders, the Company's Board of Directors carefully reviewed the financial, business, tax and legal implications of the Acquisition. In reaching this determination, the Board of Directors considered a number of factors, including, without limitation, the following:

  .  the Purchase Price to be paid pursuant to the Purchase Agreement;

  . the effect of the Acquisition on the ability of the Company to develop or acquire operating businesses which may favorably impact the interests of the Company and the stockholders;

  . the Company's anticipated De-registration as an investment company as a result of the Acquisition;

  .  the position of the Company if the Acquisition were not consummated;

  .  the financial condition and business operations of PG Design; and

  . the terms and conditions of the Purchase Agreement and the agreements and transactions contemplated thereby.

  On April 4, 1997, the Board of Directors of the Company and the directors of PG Newco unanimously approved the Purchase Agreement.

TERMS OF THE ACQUISITION

  Consideration. Subject to the terms, conditions and procedures set forth in the Purchase Agreement, the Company and PG Newco shall acquire substantially all of the assets (the "Assets") and PG Newco will assume certain liabilities ("Assumed Liabilities") of PG Design. See "Information about PG Design-- Properties" for a description of the Assets. On the closing date of the Acquisition (the "Closing Date"), as consideration for the acquisition of the Assets and the assumption of the Assumed Liabilities of PG Design and subject to the Purchase Agreement, (i) PG Newco shall deliver to PG Design $12,000,000 and shall deliver to PG Design's lenders sufficient cash to pay in full the outstanding balance of PG Design's bank debt, estimated to be approximately $1,400,000 but in no event to exceed $2,500,000 (together, the "Initial Cash Consideration") and (ii) the Company shall deliver to PG Design two promissory notes, each in the aggregate principal amount of $1,500,000 and paying 8% interest, executed by the Company and guaranteed by the Company and PG Newco (the "Notes" and together with the Initial Cash Consideration, the "Purchase Price"). Payment on the Notes is subject to certain terms and conditions as set forth therein. Subject to the terms of the Notes, interest on the Notes will be paid on a quarterly basis and principal is payable on one Note on the third anniversary and on the other Note on the fifth anniversary of Peter G. VanHeusden entering a employment agreement with PG Newco. However, if Peter G. VanHeusden voluntarily leaves the employ of PG Newco, any and all remaining payment obligations due under the Notes shall immediately and forever cease to exist. See "THE PROPOSED ACQUISITION--Employment Agreement." The Company's use of available free cash is restricted under the terms of the Notes, up to the principal amount owing under the Notes, to funding its corporate operations and obligations and supporting the growth of the business of PG Newco.

  The Consideration was determined through negotiations between the parties and was approved by the Board of Directors of the Company, by the Board of PG Newco and by PG Design.

  Financing. In connection with the Acquisition, the Company will provide approximately $9,500,000 for use by PG Newco to finance the Initial Cash Consideration. PG Newco will be obligated to repay the Company any amounts borrowed from the Company on commercially reasonable terms. The Company will not borrow any funds in connection with the Acquisition. PG Newco intends to borrow from a third party lender approximately $4,000,000 pursuant to a financing secured by the equipment to be acquired from PG Design and up to $4,000,000 pursuant to a revolving credit facility.

  Representations and Warranties of PG Newco and the Company. PG Newco and the Company have made certain representations and warranties in the Purchase Agreement concerning (i) certain customary corporate law matters; (ii) the absence of any conflict between the Purchase Agreement and applicable laws and regulations; (iii) the absence of any legal proceedings pertaining to the Acquisition and (iv) the absence of any broker or other person, other than the officers and directors of the Company or PG Newco, who served as a broker, finder or financial advisor to PG Newco or the Company in connection with the negotiations relating to the Acquisition and the absence of any fee or commission or like payment other than from the Company or PG Newco in respect to the Purchase Agreement based on agreements, understandings or arrangements made by or on behalf of PG Newco.

  Representations and Warranties of PG Design and the Shareholders of PG Design. PG Design and shareholders of PG Design (the "PG Shareholders") have made certain representations and warranties in the Purchase Agreement concerning (i) certain customary corporate law matters; (ii) the absence of any conflict between the Purchase Agreement and applicable laws or regulations or any conflict between the Purchase Agreement and any contract or order to which PG Design is a party; (iii) the absence of any violation of any law applicable to PG Design or the PG Shareholders or the need for any governmental consents other than for the transfer of certain tax abatements;
(iv) the status of title to the assets and personal properties of PG Design;
(v) the status of the leased real property of PG Design; (vi) the completeness and accuracy of certain financial statements of PG Design and the financial position of PG Design; (vii) the absence of certain specified developments since November 30, 1996; (viii) the status of certain contracts deemed material; (ix) the status of certain specified intangibles such as trademarks, trade names, service marks and copyrights; (x) the absence of certain tax liabilities and the status of PG Design and its assets in relation to applicable tax regulations; (xi) the status of employee benefit plans and employee arrangements of PG Design; (xii) the absence of litigation pertaining to the business or assets of PG Design, the Acquisition or the validity of the Purchase Agreement; (xiii) the status of accounts receivable of PG Design;
(xiv) the quality of the inventory of PG Design; (xv) the absence of any claims, suits or proceedings relating to any environmental laws; (xvi) the absence of brokers, finders or financial advisors, other than those disclosed, used by PG Design or any PG Shareholder in connection with the Acquisition and the absence of any fee, commission or like payment in respect to the Acquisition based on agreements, understandings or arrangements with such persons; (xvii) the existence and enforceability of certain insurance policies and other contracts; (xviii) the absence of certain transactions with related parties; (xix) the status of business relationships with significant customers and suppliers and (xx) the absence of any untrue material statement of fact or any omission of a material fact necessary to make other statements not misleading.

  Conditions to the Acquisition. The obligations of PG Newco and the Company to consummate the transactions contemplated by the Purchase Agreement are conditioned upon (unless otherwise waived) (i) the representations and warranties of PG Design and the PG Shareholders being true and correct in all material respects as of the Closing Date; (ii) the performance in all material respects by PG Design and the PG Shareholders of the covenants and provisions of the Purchase Agreement; (iii) the delivery by PG Design of a certificate, signed by Peter G. VanHeusden and dated as of the Closing Date, certifying that each of the foregoing conditions has been satisfied; (iv) the delivery of a bill of sale duly executed and dated the Closing Date and all other necessary deeds, assignments and certificates of title and other such documents as PG Newco may reasonably request; (v) the delivery of an employment agreement executed by Peter G. VanHeusden; (vi) the receipt by PG Newco of a satisfactory legal opinion; (vii) the delivery of an affidavit of PG Design as to tax matters; (viii) the delivery of a receipt for the Purchase Price; (ix) the delivery of a certificate of good standing for PG Design from the Secretary of State of Michigan dated as soon as practicable prior to the Closing Date; (x) the delivery of a certain non-competition agreement executed by Peter G. VanHeusden and dated the Closing Date; (xi) the delivery of a certificate of the Secretary of PG Design dated the Closing Date as to the resolutions adopted by the Board of Directors and shareholders of PG Design relating to the Acquisition; (xii) the delivery of copies of all documents evidencing all necessary third party approvals, licenses, consents and waivers of rights of first refusal and other rights; (xiii) the absence of any law or order of any court or administrative agency prohibiting PG Newco from consummating the Acquisition; (xiv) the absence of any instituted, pending or, to the best of the knowledge of PG Design and PG Newco, threatened litigation or other proceedings which seeks to enjoin or prevent the Acquisition; (xv) the full force and effect of all necessary regulatory approvals; (xvi) the completion of due diligence with satisfactory results in the sole discretion of PG Newco and (xvii) the approval of the Acquisition by stockholders of the Company.

  The obligations of PG Design to consummate the transactions contemplated by the Purchase Agreement are conditioned upon (unless otherwise waived) (i) the representations and warranties of PG Newco and the Company being true and correct in all material respects as of the Closing Date; (ii) the performance in all material respects by PG Newco and the Company of the covenants and provisions of the Purchase Agreement; (iii) the delivery by both PG Newco and the Company of a certificate, signed by an officer and dated as of the Closing Date, certifying that each of the foregoing conditions has been satisfied;
(iv) the immediate availability of the Initial Cash Consideration by wire transfer; (v) the delivery of the two Notes; (vi) the delivery by both PG Newco and the Company of a Certificate of the Secretary as to the resolutions adopted by their respective Board of Directors relating to the Acquisition;
(vii) the delivery of an agreement, duly executed by PG Newco, evidencing PG Newco's assumption of certain liabilities of PG Design; (viii) the delivery of the Employment Agreement, duly executed by PG Newco; (ix) the absence of any law or order of any court or administrative agency prohibiting PG Newco from consummating the Acquisition; (x) the absence of any instituted, pending or, to the best of the knowledge of PG Design and PG Newco, threatened litigation or other proceedings which seeks to enjoin or prevent the Acquisition and (xi) the full force and effect of all necessary regulatory approvals.

  Indemnification. The Purchase Agreement provides that PG Design and the PG Shareholders will jointly and severally agree to indemnify and hold harmless PG Newco and the Company from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (collectively, the "Losses") arising out of, based upon, attributable to or resulting from (i) any misrepresentation or breach of warranty made by PG Design or any PG Shareholder in the Purchase Agreement or any other documents of PG Design (the "Seller's Documents"); (ii) any failure of PG Design or any PG Shareholder to comply with the covenants of the Purchase Agreement or the Seller's Documents; (iii) certain excluded liabilities; (iv) any injury to person or property attributable to any goods manufactured or services rendered by PG Design prior to the Closing (such Losses shall be net of any insurance proceeds); (v) certain claims by employees for damages, compensation and employee benefits; (vi) any environmental claims or actions arising out of or relating to anything relating to the use of the assets of or the operation of the business of PG Design prior to the Closing Date; (vii) any third party claims with respect to occurrences or events occurring prior to the Closing Date and relating to PG Design or its employees and (viii) all actions, suits, proceedings, demands, assessments, judgments, costs, penalties and expenses, including reasonable attorneys' fees, incident to any of the foregoing.

  The Purchase Agreement provides that PG Newco will indemnify and hold harmless PG Design from and against any and all Losses arising out of, based upon, attributable to or resulting from (i) any misrepresentation or breach of warranty made by PG Newco in the Purchase Agreement or any other documents of PG Newco (the "PG Newco's Documents"); (ii) any failure of PG Newco to comply with the covenants of the Purchase Agreement or PG Newco's Documents; (iii) the liabilities assumed by PG Newco pursuant to the Purchase Agreement; (iv) certain claims by certain employees for compensation, vacation, damages and employee benefits; (v) any environmental claims or actions arising out of or relating to anything relating to the use of the assets of or the operation of the business of PG Newco after the Closing Date; (vi) any third party claims with respect to occurrences or events occurring after the Closing Date and relating to the operation of the business of PG Newco after the Closing Date and (vii) all actions, suits, proceedings, demands, assessments, judgments, costs, penalties and expenses, including reasonable attorneys' fees, incident to any of the foregoing.

  Any indemnification payment pursuant to the Purchase Agreement which is taxable shall be increased to cover the taxes payable and any related costs incurred by the party receiving such indemnification.

  Depending on the nature of the Loss, the obligation to indemnify may be limited. In most circumstances, the parties to the Purchase Agreement shall not be liable for any Losses pursuant to the indemnification provisions therein unless the aggregate amount of Losses and expenses finally determined to arise thereunder exceeds $50,000. If the aggregate amount of Losses and expenses exceeds $50,000, the indemnifying party shall be required to pay the entire amount of such Losses and expenses in excess of $50,000. However, Losses based upon, attributable to or resulting from the failure of certain specified representations and warranties of PG Design and the PG Shareholders (those set forth in Sections 4.9, 4.10, 4.11, 4.12, 4.17, 4.18 and 4.20 of the Purchase
Agreement) are indemnifiable without regard to the aggregate amount of such losses.

  Depending on the representation or warranty giving rise to a Loss, the obligation to indemnify remains in effect (i) for thirty-six (36) months after the Closing Date or (ii) for the period determined by the applicable statute of limitation. In general, any claims or actions with respect to the representations and warranties contained in the Purchase Agreement and in any certificate, document or instrument delivered in connection therewith shall terminate unless within thirty-six (36) months of the Closing Date written notice of any such claim is given to PG Design or the PG Shareholders or such actions are commenced. Claims for indemnification with respect to representations and warranties contained in Sections 4.9, 4.10, 4.11, 4.12, 4.17, 4.18 and 4.20 of the Purchase Agreement shall survive for periods coterminous with any applicable statues of limitation.

  Termination and Amendment. The Purchase Agreement provides that it may be terminated (i) by the written agreement of the Company, PG Newco and PG Design; (ii) by the Company, PG Newco or PG Design (a) if there shall be in effect a non-appealable order of a court of competent jurisdiction permanently prohibiting the consummation of the Acquisition or (b) if the Closing shall not have occurred on or before June 30, 1997 or (iii) by the Company, PG Newco, PG Design or the PG Shareholders if the Acquisition is not approved by the stockholders of the Company. Upon the termination of the Purchase Agreement, no party thereto shall have any further liability or obligation thereunder, but no such termination shall relieve any party for any breach of the Purchase Agreement prior to the date of such termination.

  The Purchase Agreement provides that it may be amended if such amendment is in writing and signed by the Company, PG Newco, PG Design and the PG Shareholders. Any provision of the Purchase Agreement may be waived prior to the Closing Date if the waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege under the Purchase Agreement shall operate as a waiver nor shall any single or partial exercise thereof preclude any other or future exercise thereof or any other right, power or privilege.

EMPLOYMENT AGREEMENT WITH PETER G. VANHEUSDEN

  Pursuant to the Purchase Agreement and subject to the terms, provisions and conditions of the Employment Agreement, Peter G. VanHeusden will enter into an employment agreement with PG Newco to be President and Chief Executive Officer of PG Newco for a minimum of five years. Peter G. VanHeusden will earn a base salary for his services at the rate of $225,000 per year. Additionally, subject to, (i) the approval of the Plan by the compensation committee (the "Committee") appointed by the Board of Directors and by the stockholders of the Company and (ii) the entry of a De-registration Order, as discussed in the section herein entitled "DE-REGISTRATION--Background" and as defined in the section herein entitled "APPROVAL OF THE PLAN--General," the Company will recommend to the Committee that Peter G. VanHeusden receive certain stock options and stock appreciation rights pursuant to the Plan. See "DE-REGISTRATION--Background" and "APPROVAL OF THE PLAN--General and Description of Plan."

INFORMATION ABOUT PG DESIGN

  General. PG Design is a medium-size, privately held company located at 48700 Structural Drive, Chesterfield, Michigan 48251, which designs and manufactures printed circuit board ("PCB") products for computer applications on a contract basis. PG Design uses surface mount technology ("SMT") in which the electronic devices are soldered directly to the circuits on the surface of the circuit board. PG Design's core products are memory modules. A memory module is a printed circuit board containing one or more memory chips and associated electronic devices and circuitry. While PG Design does produce standard memory modules of the type used in typical desktop computers, PG Design specializes in the design, production and testing of "custom" memory modules for high-end workstations. PG Design has also developed and manufactures a product which is used in retail stores to demonstrate the capabilities of computer printers ("printer POD").

  PG Design also designs and manufactures other PCB products for computer manufacturers. PG Design is focused in the high margin segment of the PCB contract manufacturing business. PG Design produces products which are difficult to manufacture and which involve low volume production runs and require the use of modern technology and production techniques and the latest equipment.

  For the twelve months ended December 31, 1996, PG Design's sales exceeded $25,000,000 and its earnings before interest, taxes, depreciation and amortization before certain non-recurring expenses were approximately $3,700,000. See "THE PROPOSED ACQUISITION--Selected Financial Data--PG Design" and "--Discussion of Financial Condition and Results of Operations of PG Design" and Appendix C and Appendix D.

  Customer Base. PG Design's customers are major computer, printer and semiconductor manufacturers. During the past several years, the Company has provided contract manufacturing services to NEC, Hewlett Packard, Silicon Graphics, Apple Computer, Zenith Data Systems, Zycad Corporation, Canon, OKI Semiconductor, Texas Instruments and others. The majority of PG Design's customers are located in the United States, however their products are shipped internationally. Nearly 95% of 1997 sales are projected to be generated from its top five customers which include NEC, Hewlett Packard, Canon, Hyundai and Texas Instruments. At the present time, NEC accounts for approximately 76% of PG Design's business, up from 60% in calendar 1996.

  Strategy. PG Design's strategy is to grow within its niche of technically advanced design and manufacturing, which PG Design believes is appropriate for its strengths and long-terms objectives. PG Design plans to grow with existing customers and to add other computer, printer and semiconductor manufacturers as customers. PG Design may also seek new customers in other industries which use printed circuit boards, such as the telecommunications industry. PG Design is adding manufacturing capacity and is working on the design and prototyping of new products.

  Significant Recent Investment. PG Design has made significant recent investments in modern equipment to expand its capacity and establish its quality processes. PG Design has invested over $6 million in four modern surface mount automatic assembly machines, x-ray laminography and high speed testing equipment. PG Design invested about $1.5 million in 1996 in new equipment and projects capital investment of approximately $1 million for 1997.

  Competition. Significant competitive pressures in the market for printed circuit boards include product quality, responsiveness to customers, manufacturing, engineering and design skills and price. PG Design believes that competition in the market segments it serves is based on product and service quality, reliability and timely delivery to PG Design's customers.

  Proprietary Rights. Although PG Design does not have any patents, it has developed product innovations, such as its printer PODs. PG Design's printer PODs are powered by the printer power supply and are re-programmable in the retail store. PG Design has developed modifications to standard testing equipment which allow PG Design to perform high speed testing with lower capital investment.

  PG Design has a number of trademarks. These include: Xceed; Xceed Technology; Xceed Technology and Design; Color Fusion and Resolutionary.

  Legal Proceedings. PG Design is currently a party to a lawsuit brought by a supplier. The lawsuit will not be assumed by the Company or PG Newco.

  Employees. PG Design is currently privately-owned. Peter G. VanHeusden, founder, President and Chief Executive Officer of PG Design, owns 85% of the corporate stock. The balance of the outstanding stock of PG Design is owned by other members of the VanHeusden family. PG Design has nearly 100 factory and 25 office employees. There are no employment contracts.

  Properties. PG Design's principal fixed assets include machinery and manufacturing lines, furniture and fixtures, and office and other equipment. As of December 31, 1996, such equipment represented approximately 97.5% of PG Design's total fixed assets.

  PG Design's corporate and manufacturing headquarters are located at 48700 Structural Drive, Chesterfield, Michigan. The building, which operates both as an office and a plant, has 25,000 square feet of floor space. This facility is leased at a monthly rate of $13,000 for a ten year term ending January 31, 2004, with an option to purchase the building and property at the end of the term.

  Market. Technology Forecasters, a consulting firm, estimates that the worldwide contract manufacturing industry was $42 billion in 1995.

  Technical Capabilities. PG Design has developed technical abilities in the use of modern equipment, design skills, engineering capabilities and technical expertise in test engineering. Peter G. VanHeusden and PG Design's engineers provide consulting and engineering to improve testing and manufacturing of components as well as full-circuit design services.

SELECTED FINANCIAL DATA--PG DESIGN

  The following condensed summary of sales and income before taxes and financial position is derived from unaudited financial statements of PG Design for the five years ended June 30, 1996 and the audited statements of PG Design for the calendar year 1996:

                          PG DESIGN ELECTRONICS, INC.
                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
                                (IN THOUSANDS)

                              CALENDAR
                                YEAR           YEARS ENDED JUNE 30,
                              -------- ---------------------------------------
                                1996    1996    1995    1994     1993    1992
                              -------- ------- ------- -------  ------  ------
STATEMENT OF OPERATIONS
 DATA:
  Net sales.................  $25,021  $22,903 $20,472 $11,266  $6,418  $3,045
  Total expenses............   22,945   21,836  19,840  11,644   6,738   3,279
  Income (loss) before
   taxes....................    2,076    1,067     635    (378)   (322)   (234)
ADDBACKS; NON-RECURRING
 ITEMS
  Bonus Payments............  $   775  $   775     --      --      --      --
  Obsolescence..............      600      600     --      --      --      --
  Profit Sharing Pension....      275      150      50     --      --      --
  Net income (loss).........    3,726    2,592     685    (378)   (322)   (234)
FINANCIAL POSITION AT END OF
 YEAR:
  Total assets..............  $11,435  $ 9,302 $10,236 $ 6,903  $5,837  $4,900
  Total liabilities.........    6,010    5,106   6,724   3,809   2,498   1,352
  Total stockholders'
   equity...................    5,425    4,196   3,512   3,094   3,339   3,548

--------
Notes:
(1) 1996 calendar and fiscal years income reflects bonus payments to owner employees of $653,000.
(2) Obsolescence write off of $350,000 in fiscal and calendar year 1996 represents a non-recurring charge resulting from a world wide revaluation of the market price of a DRAM module.
(3) PG Design has a pension plan which provides for mandatory contributions of 10% of compensation annually and a discretionary profit sharing plan which provides for contribution of up to 15% of compensation. These plans will be discontinued as of the closing date and new plans will be implemented.

  PG Design's audited financial statements attached as Appendix C to this Proxy Statement reflect the actual results of PG Design's operations during 1996.

DISCUSSION OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PG DESIGN

  The following information should be read in conjunction with the Selected Financial Data and the Financial Statements and related notes appearing elsewhere in this Proxy Statement. See "PROPOSED ACQUISITION--Selected Financial Data," APPENDIX C and APPENDIX D.

  The information and discussion below are based on the financial condition and results of operations for PG Design for the years ended December 31, 1996 and June 30, 1996, 1995 and 1994.

 Results of Operations

  For the Twelve Months Ended December 31, 1996 Compared to the Twelve Months Ended December 31, 1995.

  PG Design reported net income of $1,255,179 for the 12 months ended December 31, 1996 compared to $730,131 for the 12 months ended December 31, 1995. Sales of $25,021,647 in 1996 were about the same as in 1995. Gross margins in 1996 improved to $4,863,568 from $2,719,551 in 1995. Management bonus payments in 1996 totaled $775,000 compared to no payments in 1995. Inventory write-offs totaled $900,000 in 1996 compared to $600,000 in 1995. Inventory management controls intended to improve inventory obsolescence write-offs were put in place in late 1996.

  For the Year Ended June 30, 1996 Compared to the Year Ended June 30, 1995.

  PG Design reported net income of $684,214 in 1996 compared with $417,520 in 1995. Income before taxes for 1996 was $1,066,704 compared with $635,020 in 1995. The 1996 income before taxes included an increase of approximately $775,000 for payment of bonuses to management and $600,000 for a write-off of obsolete inventory. The increase in income before taxes in 1996 was primarily because of a 11.9% increase in net sales and a change in product line mix toward more profitable products. PG Design spent $1,375,150 in capital expenditures in 1996 compared to $788,796 in 1995. These capital expenditures provided additional capacity and new technology procedures needed to produce advanced products.

  For the Year Ended June 30, 1995 Compared to the Year Ended June 30, 1994.

  PG Design reported net income of $417,520 in 1995 compared to a loss of $244,953 in 1994. Income before taxes was $635,020 in 1995 compared to a loss of $378,953 in 1994. The increase in income before taxes in 1995 was due primarily to an increase in net sales of 81.7% and a reduction in costs. Many of the costs in 1994 were incurred in the move to the new, larger facility. PG Design spent $789,796 in capital expenditures in 1995 compared to $2,430,601 in 1994. The reduction in capital expenditures was also the result of the non-recurrence of expenditures resulting from the 1994 move to the new facility.

  For the Year Ended June 30, 1994 Compared to the Year Ended June 30, 1993

  PG Design reported net losses of $244,953 in 1994 compared to net losses of $209,125 in 1993. Losses before taxes were $378,973 in 1994 compared with losses before taxes of $322,125 in 1993. PG Design increased its net sales 75.5% primarily through new low margin product offerings. PG Design moved into a new facility in 1994. The combination of low margins and start-up costs from the move to the new facility resulted in the increase in losses from 1993. PG Design spent $2,430,601 in capital expenditures in 1994 compared to $867,172 in 1993. The major increase in capital expenditures was also in conjunction with PG Design moving into a new facility and purchasing equipment for the facility.

 Financial Condition

  For the Twelve Months Ended December 31, 1996 Compared to the Twelve Months Ended December 31, 1995.

  Working capital increased $1,035,030 in 1996. Cash balances increased $77,683 from year-end 1995 to year-end 1996 and long-term debt decreased by $216,548. PG Design's investment in property and equipment increased $253,648 in 1996. Current ratio increased to 1.7 at year-end 1996 from 1.6 at year end 1995.

  For the Year Ended June 30, 1996 Compared to the Year Ended June 30, 1995

  PG Design's financial condition improved during 1996. During the year, working capital increased $100,004 while long-term debt was reduced by $282,802. PG Design's cash balance increased from $60,375 to $1,468,399. Current ratio increased to 1.56 at year-end 1996 compared to 1.41 at year-end 1995.

  For the Year Ended June 30, 1995 Compared to the Year Ended June 30, 1994

  PG Design's financial condition declined slightly in 1995. During the year, working capital increased $693,358 while long-term debt increased $61,061. PG Design's cash balance decreased from $429,405 to $60,375. Current ratio decreased from 1.59 at year-end 1994 to 1.41 at year-end 1995.

  For the Year Ended June 30, 1994 Compared to the Year Ended June 30, 1993

  During the year, PG Design's working capital decreased $1,021,715 and long-term debt increased $837,099. PG Design's cash balance increased $162,014. Current ratio decreased from 2.20 at year-end 1993 to 1.59 at year-end 1994.

                   CONDENSED PRO FORMA FINANCIAL INFORMATION
                                FOR THE COMPANY
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1996

  The following unaudited Condensed Pro Forma Balance Sheet and Statement of Operations (collectively, the "Pro Forma Financial Statements") are based on historical financial statements of the Company and PG Design after giving effect to the following relating to the Acquisition.

  The Pro Forma Financial Statements were prepared as if the transaction had occurred as of January 1, 1996 for Statement of Operations purposes and as of December 31, 1996 for Statement of Assets and Liabilities purposes. The Pro Forma Financial Statements are not necessarily indicative of the future financial position or future results of operations of the Company after the Acquisition, or of the financial position or results of operations of the Company had the Acquisition occurred on the dates indicated above or been in effect for the period presented.

  Financial statements of an investment company may not be consolidated with the financial statements of subsidiaries which are not also investment companies. Because PG Design is not an investment company, consolidation of PG Design in the Company's financial statements is prohibited until the SEC approves the De-registration. Accordingly, until such time, the Company will carry its investment in PG Design at a fair value as determined by its Board of Directors. The Pro Forma Unconsolidated Financial Statements attached hereto as Appendix B reflect the acquisition of PG Design on an unconsolidated basis as required until SEC approval of the De-registration. The following unaudited Condensed Pro Forma Financial Consolidated Statements reflect the acquisition of PG Design and approval by the SEC of the De-registration.

  The purchase price of PG Design (exclusive of transaction costs) for financial reporting purposes is based on the total Purchase Price, including the Notes. The Deferred Consideration will be allocated to the goodwill associated with the Acquisition.

  The Pro Forma Adjustments are based upon available information and upon certain assumptions the Company believes are reasonable. The Pro Forma Financial Statements and accompanying notes should be read in conjunction with, and are qualified in their entirety by, the historical financial statements and other financial information pertaining to the Company, and related notes thereto, included elsewhere in this Proxy Statement. See "ADDITIONAL INFORMATION ABOUT THE COMPANY--Selected Financial Data--The Company," APPENDIX C, APPENDIX D AND APPENDIX E.

                 CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                                FOR THE COMPANY

                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                 (In Thousands)

                                  MILWAUKEE   PG DESIGN
                                     LAND    ELECTRONICS,  PRO FORMA      PRO
                                  COMPANY(1)   INC.(1)    ADJUSTMENTS    FORMA
                                  ---------- ------------ -----------   -------
Assets
  Investments
  --Non Affiliates...............  $ 9,535                  $(9,535)(4) $     0
  --Affiliates...................    7,589                                7,589
                                   -------                  -------     -------
                                    17,124                   (9,535)      7,589
Cash.............................    1,192     $ 1,119        5,535 (5)   7,846
Receivables......................      687       3,730                    4,417
Inventories......................                2,731                    2,731
Prepaid and other assets.........       62         961         (666)(2)     357
Property and equipment...........                2,894        1,106 (3)   4,000
Goodwill.........................                             8,128 (3)   8,128
                                   -------     -------      -------     -------
                                   $19,065     $11,435      $ 4,568     $35,068
                                   =======     =======      =======     =======
Liabilities
  Accounts payable and accrued
   liabilities...................  $ 1,481     $ 4,275      $(1,007)(2) $ 4,749
Notes Payable....................                             3,000 (4)   3,000
Debt.............................                1,735        8,000 (4)   9,735
                                   -------     -------      -------     -------
                                     1,481       6,010        9,993      17,484
Stockholders Equity..............   17,584       5,425       (5,425)(6)  17,584
                                   -------     -------      -------     -------
                                   $19,065     $11,435      $ 4,568     $35,068
                                   =======     =======      =======     =======


          See notes to Condensed Pro Forma Consolidated Balance Sheet

            NOTES TO CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                                FOR THE COMPANY

                                (In Thousands)

(1) Represents the historical financial position at December 31, 1996.

(2) To adjust for income tax assets ($666) and liabilities ($1,007) of PG Design not acquired/assumed in the acquisition

(3) To record the purchase of PG Design

      Purchase price
      Cash paid and Promissory Notes--................................. $15,000
      Liabilities assumed (net of income taxes payable of $1,007)......   5,003
                                                                        -------
          Total purchase price......................................... $20,003
                                                                        =======
      Allocation--
        Historical book value of assets acquired (net of deferred tax asset of $666)................................................ $10,769
        Fair value of machinery and equipment in excess of historical
         book value....................................................   1,106
        Goodwill.......................................................   8,128
                                                                        -------
                                                                        $20,003
                                                                        =======

(4) To record debt issued in connection with the purchase

      Total purchase price............................................. $20,003
      Less: Liabilities assumed........................................  (5,003)
      Cash paid ($4,000) and Promissory Notes ($3,000).................  (7,000)
                                                                        -------
      Debt issued...................................................... $ 8,000
                                                                        =======

(5) Excess of cash proceeds on the sale of investments in non-affiliates ($9,535) over cash paid per adjustment in Note 4 above ($4,000).

(6) To eliminate historical net assets of PG Design of $5,425

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                FOR THE COMPANY

                                   YEAR ENDED
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                 (In Thousands)

                                MILWAUKEE   PG DESIGN
                                   LAND    ELECTRONICS,  PRO FORMA
                                COMPANY(1)   INC.(1)    ADJUSTMENTS   PRO FORMA
                                ---------- ------------ -----------   ---------
Revenue
  Investment income including
   realized gain of $57........  $ 1,257                  $  (207)(2)  $ 1,050
Sales..........................              $25,022                    25,022
                                 -------     -------      -------      -------
                                   1,257      25,022         (207)      26,072
Expenses
  Cost of sales................               20,158                    20,158
  Other expenses...............    1,075       2,788          935 (3)    4,798
                                                             (989)(4)     (989)
                                                              203 (5)      203
Unrealized depreciation on
 investments...................    1,567                   (1,567)(7)      --
                                 -------     -------      -------      -------
Income (loss) before income
 taxes.........................   (1,385)      2,076        1,211        1,902
Income taxes...................                 (821)         262 (6)     (559)
                                 -------     -------      -------      -------
Net Income (loss)..............  $(1,385)    $ 1,255      $ 1,473      $ 1,343
                                 =======     =======      =======      =======


     See notes to Condensed Pro Forma Consolidated Statement of Operations

              NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT
                         OF OPERATIONS FOR THE COMPANY

                                (In Thousands)

(1) Represents historical results of operations for the year ended December 31, 1996

(2) To reduce investment income in consideration of investments liquidated to accomplish the purchase

      Investments liquidated........................................... $ 3,000
      1996 average investment returns..................................     6.9%
                                                                        -------
                                                                        $   207
                                                                        =======

(3) To record interest expense on the additional debt required to accomplish the purchase

      Promissory Notes................................................. $ 3,000
      Debt issued......................................................   8,000
                                                                        -------
      Total Promissory Notes and Debt Issued...........................  11,000
      Expected interest rate...........................................     8.5%
                                                                        -------
                                                                        $   935
                                                                        =======

(4) To reduce general and administrative expense for (a) non-recurring 1996 bonuses paid to shareholders of PG Design ($693) and (b) the effect of the termination of employee benefit plans ($296).

(5) To record amortization of the goodwill arising in the purchase over a forty-year period.

(6) To reduce consolidated income tax expense for the Company net operating loss that would be available (after consideration of adjustments above).

(7) As a result of the purchase of PG Design, the Company expects to de-register as an investment company. Consequently, changes in the fair value of its investments would not be reflected in the statement of operations in accordance with the provisions of Statement of Financial Accounting Standards No. 115.

STATEMENT OF ACCOUNTANTS

  Representatives of Ernst & Young LLP the principal auditor for the Company for the current year and for the most recently completed fiscal year: (i) are expected to be present at the Special Meeting; (ii) will have the opportunity to make a statement if they desire to do so and (iii) are expected to be available to respond to appropriate questions.

RISK FACTORS

  The principal risk factors to which the Company will be subject if the Acquisition is completed are discussed below. Some of those risk factors describe circumstances that have in the past affected the business of PG Design. Those factors are expected to continue to apply to the business of PG Newco.

  Inexperience. The Company has no experience or operating history in the business of designing and manufacturing computer components. However, as a part of the Acquisition, Peter G. VanHeusden will enter into an employment agreement with PG Newco pursuant to which he will serve as President and Chief Executive Officer of PG Newco and will be primarily responsible for management of the business acquired from PG Design.

  Concentration of Business. Upon consummation of the Acquisition, the Company's assets will be concentrated in two operating businesses (the real estate development business operated through Heartland Partners, L.P. and CMC Heartland Partners and the computer component contract design and manufacturing business acquired from PG Design) instead of a variety of U.S. government obligations and corporate debt obligations. The failure of, or poor performance by, either of those businesses would have significant adverse consequences on the Company and the stockholders' investment in the Company. The investment return to the Company's stockholders will be dependent upon the performance of those operating businesses rather than on the returns from the relatively lower-risk fixed-income investment securities which the Company currently owns.

  Dependence on Key Employees and Management. PG Design is currently dependent on Peter G. VanHeusden for design and product development. PG Design is also dependent, to a large extent, on Peter G. VanHeusden for maintaining customer relationships. Loss of Peter G. VanHeusden's services could have a material adverse impact on the financial performance of PG Newco. As noted above, Peter
G. VanHeusden will enter into a five-year employment agreement and a non-competition agreement as part of the Acquisition. The Company intends to obtain a "key man" life insurance policy on Peter G. VanHeusden's life. Also, payment under the Notes will be forfeited if Peter G. VanHeusden voluntarily terminates his employment with PG Newco before the Notes become due.

  Dependence on Computer Industry. PG Design provides products for original equipment manufacturers of computers and computer printers. Downturns in the demand for those products could have a material adverse effect on PG Newco's financial results.

  Concentration of Customers. In 1996, a single customer, NEC, accounted for approximately 60% of PG Design's sales and three customers (NEC, Hewlett-Packard and Canon) provided 89% of PG Design's sales. It is anticipated that NEC will account for approximately 76% of sales in 1997. The Company has interviewed representatives of these customers and believes that PG Design has strong relationships with all three and will continue to maintain its levels of business with them in the near future. However, PG Newco could lose one or all of these customers and the loss of one or all of them could have a material adverse effect on PG Newco's financial results. PG Design does not have, and PG Newco does not expect to have, any long-term contractual relationships with any of its customers.

  Competition. The electronics assembly and manufacturing industry is comprised of a large number of companies, several of which have achieved substantial market share. PG Design faces intense competition from a number of established competitors. Certain competitors have greater financial resources and manufacturing capacity than PG Design. PG Design also faces competition from similar niche players who focus on customized production. In the future, PG Newco may encounter competition from larger electronic manufacturers which are beginning to sell contract manufacturing services. PG Newco may also face competition from current and potential customers, including OEMs themselves, who may decide to manufacture components internally.

  During periods of recession in the electronics industry, PG Design's competitive advantages in the areas of quick-turnaround manufacturing and responsive customer service may be of reduced importance to electronics OEMs, who may become more price sensitive. Although PG Design generally does not pursue high-volume, highly price-sensitive interconnect product business, it may be at a competitive disadvantage with respect to price when compared to manufacturers with lower cost structures, particularly those manufacturers with offshore facilities where labor and other costs are lower.

  Environmental Liability. Proper waste disposal is a consideration for printed circuit board manufacturers such as PG Design because metals and chemicals are used in the manufacturing process. Water used in the manufacturing process must be treated to remove metal particles and other contaminants before it can be discharged in the municipal sanitary sewer system. Maintenance of environmental controls is also important in the electronics assembly process. A manufacturing facility must operate under an effluent discharge permit issued by the appropriate government authority and renewed periodically. PG Design is also subject to environmental laws relating to storage, use and disposal of chemicals, solid waste and other hazardous materials.

  Although PG Design believes that it is currently in compliance with all applicable environmental protection requirements in all material respects, there is no assurance that violations will not occur in the future as a result of human error, equipment failure or other causes. The implications of such potential failure include litigation, fines and other penalties such us the revocation of the necessary permits. Also, new or more stringent environmental laws may be passed in the future.

  Technological Change. The markets in which PG Design's customers compete are characterized by rapidly changing technology, evolving industry standards and continuous improvements in products and services. These dynamics frequently result in short product life cycles. PG Newco's success in the future will depend to a great extent on the success achieved by its customers in developing and marketing their products. The success of PG Newco may be adversely affected if technologies or standards relevant to PG Newco's or its customers' products become obsolete or fail to gain widespread commercial acceptance.

  Management of Growth. There can be no assurance that PG Design's historical revenue growth will continue. There can also be no assurance that PG Newco will successfully manage the business and assets of PG Design. PG Newco may experience difficulties managing the growth of the business of PG Design as it may face certain inefficiencies as it integrates new operations, adds new customers and expands geographically. If expenditures are made in anticipation of growth in future sales which does not materialize, profits will be adversely affected.

  Proprietary Rights. Although PG Design does not believe it infringes on the intellectual property rights of others, there can be no assurance against claims that PG Design is infringing intellectual property rights of others. If such a claim were brought there is the potential that it would adversely affect production, sales and revenues.

ACCOUNTING TREATMENT

  PG Newco will be carried on the books of the Company as an investment as long as the Company is a registered investment company. The Company will determine the cost of the acquisition in accordance with generally accepted accounting principles, and the investment will thereafter be carried at a fair value determined in good faith by the Board of Directors of the Company.

  After entry by the SEC of an order declaring that the Company is no longer an investment company, the financial statements of PG Newco will be consolidated with those of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The Acquisition will be treated as a taxable transaction with respect to PG Design. The Acquisition has no tax consequences with respect to the Company's stockholders.

  PG Newco will be a member of the Company's affiliated group for federal income tax purposes and will join in the filing of a consolidated federal income tax return with the Company. The De-registration of the Company will not affect its tax status for federal income tax purposes.

  The Purchase Price, together with certain Assumed Liabilities, will be allocated among the Assets for federal income tax purposes pursuant to the Purchase Agreement.

1940 ACT

  Status as an Investment Company. The Company is a non-diversified, closed-end management investment company registered with the SEC under the 1940 Act.

  The 1940 Act defines an investment company to include (i) any corporation which is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading in securities and (ii) any corporation which is primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities, and owns investment securities which, on an unconsolidated basis, have a value exceeding 40% of the value of its total assets. In addition, the 1940 Act excludes from classification as an investment company (i) any corporation primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding or trading in securities and (ii) any corporation which the SEC determines and declares to be primarily engaged, either directly or through majority-owned subsidiaries, or controlled companies conducting similar types of businesses, in one or more businesses other than that of investing, reinvesting, owning, holding or trading in securities. Thus, an investment company is primarily engaged in investing and reinvesting funds in, and acquiring and disposing of securities and deriving dividends, interest and gains from securities transactions. An investment company is significantly different from an operating company which obtains income from the business or businesses it operates. The 1940 Act regulates and restricts a registered investment company, but does not apply to an operating company.

  Regulations Governing Investment Companies. The following is a brief summary of certain important provisions of the 1940 Act and does not purport to be complete. For the most part, the provisions cited are those that are specific to registered investment companies and highlight areas in which investment company regulation may be deemed (i) to give stockholders greater protection than stockholders of companies which are subject only to regulation under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) to be particularly restrictive on management of investment companies.

  The 1940 Act regulates the form, content and frequency of financial reports to stockholders; requires that the Company file with the SEC periodic reports which are designed to disclose compliance with the 1940 Act and to present other financial information; prohibits the Company from changing the nature of its business or fundamental investment policies without the prior approval of its stockholders; regulates the composition of the Board of Directors by preventing investment bankers and securities brokers from constituting more than a majority of the directors of the Company; limits the number of "interested persons" of the Company who may be directors of the Company to 60% or fewer and prevents officers, directors or employees of any one bank from constituting more than a minority of the Company's directors; requires any investment advisory agreement to be submitted to the stockholders for their approval; prohibits certain transactions between the Company and affiliated persons, including directors and officers of the Company and affiliated companies, unless such transactions are exempted by the SEC; prohibits payment by the Company of incentive compensation to its officers and employees unless the payment is exempted by the SEC; regulates the capital structure of the Company by restricting certain issuances of senior equity and debt securities and restricts the issuance of stock options, rights and warrants; prohibits pyramiding of investment companies and the cross ownership of securities; provides for the custody of securities and bonding of certain employees; prohibits voting trusts; and requires stockholder ratification of the selection of accountants.

  Investment Objective. The Company's present investment objective is to provide as high a level of current income as is consistent with prudent investment designed to preserve capital. That objective may be changed by the Board of Directors without stockholder approval. If the Acquisition is completed, the Board of Directors expects to change the Company's investment objective to providing long-term capital growth and appreciation.

  Changes to Investment Restrictions to Permit Consummation of the Acquisition. As noted above, the 1940 Act prohibits the Company from changing any of its fundamental investment restrictions without the prior approval of its stockholders. The Company's investment restrictions are designed to promote the Company's current stated investment objective and therefore limit the Company's investment flexibility with respect to the amount and kind of investments the Company may make.

  The Company is now subject to three fundamental investment restrictions that will prevent the consummation of the Acquisition unless they are amended. Because the Acquisition cannot be completed without modification of these restrictions, a vote in favor of the Acquisition will be deemed to be a vote in favor of modification of the restrictions. Each of those restrictions and the extent to which modification of the restriction will be made are discussed below. If the Acquisition is not completed, the proposed modifications to the Company's investment restrictions will not be implemented.

  Borrowing. The Company's fundamental investment restriction on borrowing, as it is proposed to be amended, is as shown below. The language proposed to be added is underlined and deletions are in brackets.

    "The Company will not borrow money, except that (A) the Company may borrow money from banks and other lending institutions in negotiated transactions and may issue, publicly or privately and from time to time, bonds, debentures or notes, in series or otherwise, with such interest rates and other terms and provisions, including conversion rights, as the Board of Directors of the Company may determine to be advisable; provided that [(i)] the proceeds of each such borrowing or issuance will be used for the payment of dividends, working capital or for temporary or emergency purposes, OR IN CONNECTION WITH THE ACQUISITION BY THE COMPANY AND PG NEWCO CORP. OF SUBSTANTIALLY ALL THE ASSETS OF PG DESIGN ELECTRONICS, INC. PURSUANT TO AN ASSET PURCHASE AGREEMENT DATED AS OF APRIL 4, 1997 AMONG THE COMPANY, PG NEWCO CORP. AND PG DESIGN ELECTRONICS, INC. AND THE SHAREHOLDERS OF PG DESIGN ELECTRONICS, INC. AND ALL TRANSACTIONS CONTEMPLATED THEREBY OR IN CONNECTION WITH INVESTMENTS BY THE COMPANY IN PG NEWCO CORP. and [(ii)] (B) THE COMPANY MAY GUARANTEE OBLIGATIONS OF PG NEWCO CORP.; PROVIDED THAT, IN THE CASE OF BOTH (A) AND (B), after giving effect to such borrowing, [or] issuance OR GUARANTEE, the Company's senior securities representing indebtedness (as defined in the 1940 Act) will have an asset coverage of at least 300% and all other applicable requirements of the 1940 Act are met."

  The Company's current investment restriction limits borrowings to those for the purpose of paying dividends, providing working capital or for temporary or emergency purposes. The proposed amendment eliminates that restriction as to purpose.

  The Company will issue the Notes offered as part of the Purchase Price for PG Newco. See "THE PROPOSED ACQUISITION--Terms of the Acquisition--Consideration." During the life of the Notes the Company will use its free cash for the corporate operations of the Company and to support the growth of PG Newco through investment in PG Newco or acquisitions of assets or businesses related to or complementary to PG Newco. The Company may use free cash for other purposes, including the payment of dividends to its stockholders or acquiring assets or businesses in or investing in areas not related to the business of PG Newco to the extent there is free cash flow beyond what is needed to pay the Notes.

  As described under "Terms of the Acquisition--Financing" above, PG Newco intends to borrow an aggregate of $8,000,000 from an unrelated lender to finance a portion of the purchase price of the Acquisition and will borrow $6,535,000 from the Company. Although it is not currently contemplated that the Company will guarantee PG Newco's obligations to the unrelated lender, the proposed revised investment restriction would permit the Company to do so.

  Industry Concentration. The Company currently has a fundamental investment restriction that provides that the Company will not invest more than 25% of the value of the Company's total assets in securities of companies the primary business of which is in a single industry. The proposed Acquisition will require investment of more than 25% of the Company's total assets and therefore cannot be completed unless this investment restriction is amended. The restriction as proposed to be amended is shown below (with proposed new language underlined):

    "The Company will not invest 25% or more of the value of its total assets in securities of issuers the primary business of which is in one particular industry, except that this restriction does not apply to investments in obligations of the U.S. government or its agencies, authorities or instrumentalities, or TO THE COMPANY'S INVESTMENT IN PG NEWCO CORP. OR THE ACQUISITION BY THE COMPANY AND PG NEWCO CORP. OF SUBSTANTIALLY ALL THE ASSETS OF PG DESIGN ELECTRONICS, INC. PURSUANT TO AN ASSET PURCHASE AGREEMENT DATED AS OF APRIL 4, 1997 AMONG THE COMPANY, PG NEWCO CORP. AND PG DESIGN ELECTRONICS, INC. AND THE SHAREHOLDERS OF PG DESIGN ELECTRONICS, INC. AND ALL TRANSACTIONS CONTEMPLATED THEREBY."

  Investments in Real Estate. Among the assets of PG Design to be acquired by the Company is a leasehold interest in the real estate on which PG Design's operations are headquartered and its plant is located. The Company now has a fundamental investment restriction that prohibits investments in real estate or interests in real estate other than the Company's interests in Heartland Partners L.P. and CMC Heartland Partners. Because PG Design's leasehold interest is essential to the continued operation of the business to be acquired by the Company, the Acquisition cannot be completed without amendment of this restriction. The restriction as proposed to be amended is shown below (with proposed new language underlined and proposed deletions in brackets):

    "The Company will not purchase or sell real estate or interests in real estate except to the extent (i) such investments are deemed to be, or sales are deemed to involve, obligations of the U.S. government or its agencies, authorities or instrumentalities, [and] (ii) of the Company's interest in Heartland (Partners L.P.) and (CMC Heartland Partners) and the Company's relationships with such Partnerships, AND (iii) OF THE COMPANY'S INTEREST IN REAL ESTATE, INCLUDING ANY LEASEHOLD INTEREST, ACQUIRED IN THE PURCHASE BY THE COMPANY AND THE COMPANY'S WHOLLY-OWNED SUBSIDIARY PG NEWCO CORP. OF SUBSTANTIALLY ALL THE ASSETS OF PG DESIGN ELECTRONICS, INC. PURSUANT TO AN ASSET PURCHASE AGREEMENT DATED AS OF APRIL 4, 1997 AMONG THE COMPANY, PG NEWCO CORP. AND PG DESIGN ELECTRONICS, INC. AND THE SHAREHOLDERS OF PG DESIGN ELECTRONICS, INC. AND ALL TRANSACTIONS CONTEMPLATED THEREBY."

REQUIRED VOTE

  Approval of the Acquisition requires the affirmative vote of the holders of the lesser of (i) 67% or more of the Common Stock present at the Special Meeting if the holders of more than 50% of the outstanding Common Stock are present or represented by proxy or (ii) more than 50% of the outstanding Common Stock.

                              2. DE-REGISTRATION

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                          APPROVAL OF DE-REGISTRATION

BACKGROUND

  If the Company consummates the Acquisition, the Company expects that it will no longer be a company primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities and will no longer own investment securities which have a value exceeding 40% of its total assets. Accordingly, the Company will no longer be an investment company. See "THE PROPOSED ACQUISITION--1940 Act--Definition of Investment Company." Therefore, following the stockholders' approval of the Acquisition and the completion of the Acquisition, the Company intends to apply to the SEC for an order under
Section 8(f) of the 1940 Act declaring that it has ceased to be an investment company (the "De-registration Order"). See "THE

PROPOSED ACQUISITION--1940 Act--Definition of Investment Company." After reviewing the application, the SEC can require the Company to supply additional information, which may result in one or more amendments to the application. In addition, the SEC can, on its own motion or on the motion of any interested party, order a public hearing on the application. In the event that the SEC acts favorably on this application, the Company will no longer be registered as an investment company with the SEC or subject to regulation under the 1940 Act. However, such an order may be subject to conditions not determinable at the present time. There can be no assurance that the SEC will grant the Company's application for de-registration, and no prediction can be made with respect to how long it will take the SEC to issue a de-registration order.

  If the Acquisition is completed and the SEC approves de-registration under
Section 8(f) of the 1940 Act, the stockholders would no longer have the benefit of the regulatory protections provided by the 1940 Act as outlined above. However, following De-registration, stockholders will continue to have the protection afforded by certain provisions of the 1934 Act, which regulates publicly-traded companies, including, but not limited to, provisions dealing with: soliciting proxies from stockholders; filing interim and annual reports with the SEC; filing securities ownership reports by directors, officers and principal stockholders; certain prohibitions against engaging in insider trading in securities or using manipulative devices in connection with certain securities transactions and making misleading statements in reports or documents filed with the SEC; and requiring certain disclosures in connection with the solicitation of proxies from stockholders.

REQUIRED VOTE

  Approval of De-registration requires the affirmative vote of the holders of the lesser of (i) 67% or more of the Common Stock present at the Special Meeting if the holders of more than 50% of the outstanding Common Stock are present or represented by proxy or (ii) more than 50% of the outstanding Common Stock. If the Acquisition is not approved by the Stockholders, or is approved but not completed, the Company will remain an investment company.

                     3. APPROVAL OF NEW ADVISORY AGREEMENT

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                        APPROVAL OF THE NEW AGREEMENT.

BACKGROUND

  OFFITBANK manages the Company's investment portfolio pursuant to an interim investment advisory agreement (the "Interim Agreement") with the Company dated February 18, 1997. Through December 31, 1996, OFFITBANK served as the Company's investment adviser pursuant to an advisory agreement dated August 11, 1994 (the "Old Agreement"). The Old Agreement provided for compensation to OFFITBANK in the amount of 0.20% annually of the value of the Company's assets under OFFITBANK's management, payable quarterly in arrears and based on the average month-end values of those assets during that quarter. The Old Agreement also provided, as required by the 1940 Act, that it would terminate at December 31, 1994, but could be continued from year to year thereafter provided that continuation was approved either by (i) the Board of Directors or (ii) the vote of a "majority of the outstanding voting securities" of the Company (as defined in the 1940 Act), provided that in either case, continuation must also be approved by the vote of a majority of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or OFFITBANK, cast in person at a meeting called for the purpose of voting on continuation.

  On December 10, 1996, the Board of Directors met to consider, among other things, continuation of the Old Agreement. However, although both of the Company's non-interested directors attended the meeting and voted in favor of continuation, only one of those non-interested directors was present in person. As a result, the Old Agreement was terminated as of the close of business on December 31, 1996.

  On February 18, 1997, the Board of Directors met and unanimously approved the Interim Agreement, with both of the Company's non-interested board members present in person. Under the Interim Agreement, OFFITBANK will serve as the Company's investment adviser, on terms identical to those of the Old Agreement, from February 18, 1997 through April 30, 1997, the last date on which the Company is permitted by the 1940 Act to operate with an investment advisory agreement that has not been approved by stockholders. After April 30, 1997, the Company will manage its own assets.

DESCRIPTION OF THE NEW AGREEMENT

  The Board of Directors also unanimously approved the New Agreement, a copy of which is included as Appendix F to this Proxy Statement, on February 18, 1997. The New Agreement is identical to the Old Agreement with two exceptions. First, the effective and termination dates are different. Second, the New Agreement provides for payment to OFFITBANK of a lump-sum of $2,900 as compensation for its services during the period January 1, 1997 through February 17, 1997, during which time OFFITBANK served as investment adviser without being paid. The amount of that retroactive compensation is the same amount that OFFITBANK would have received had the Old Agreement been continued, or had the New Agreement been in effect during that time.

  Under the New Agreement OFFITBANK will resume management of the Company's portfolio of investment securities, in return for quarterly compensation at the annual rate of 0.20% of the value of the Company's assets under OFFITBANK's management. The Company paid advisory fees to OFFITBANK during 1996 totaling $19,457.

  The New Agreement is for an initial term beginning on the date of its approval by stockholders and continuing through December 31, 1998. Unless terminated by the Company and OFFITBANK, the New Agreement will continue from year to year after the expiration of its initial term only so long as such continuation is approved at least annually by (1) the Board of Directors or the vote of a majority of the outstanding voting securities of the Company, and (2) a majority of the directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement may be terminated by the Company at any time, without penalty, by a vote of a majority of the outstanding Common Stock of the Company or by OFFITBANK, in either case on sixty days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

  If the Acquisition described in this Proxy Statement is completed, the Company expects that a substantial portion of the assets currently under OFFITBANK's management would be used to fund that Acquisition, and that the relatively small amount of liquid assets remaining would thereafter be managed by the Company's officers and employees without an investment adviser. As a result, the Company expects to terminate the New Agreement, effective upon consummation of the Acquisition, and OFFITBANK has agreed to waive the notice otherwise required to permit termination at that time.

FACTORS CONSIDERED BY THE BOARD

  The decision to propose the New Agreement was driven by the inadvertent failure to continue the Old Agreement in the manner required before the date of its termination. It was not the intention of the Board of Directors to terminate OFFITBANK's services at December 31, 1996. OFFITBANK has managed the Company's portfolio of investment securities since 1987. The Board of Directors believes that OFFITBANK's services have met the Company's needs and that the rate of compensation the Company pays to OFFITBANK is lower than the rate of compensation that would be charged to the Company by other investment advisers. The Board of Directors considered the services and personnel provided by OFFITBANK, the performance of the Company's investment assets compared to appropriate benchmarks, and the investment advisory fees paid by the Company and the Company's total expense ratio compared to those of other investment companies. The Board of Directors also expressed its belief that, because the Company does not expect to continue to need an investment adviser after completion of the Acquisition, it is not realistic to expect other investment advisers to be eager to enter into such a relationship with the Company.

  After consideration of the above, and such other factors and information as they deemed relevant, the Board of Directors, including all of the directors who are not "interested persons" (as such term is defined by the 1940 Act) of the Company or OFFITBANK, unanimously approved the New Agreement and voted to recommend its approval by the Company's stockholders.

  If the New Agreement is not approved, OFFITBANK would not provide portfolio management services to the Company after April 30, 1997, and it would not be compensated for the services it provided to the Company during the period January 1, 1997 through February 17, 1997. The assets of the Company that would otherwise be managed by OFFITBANK would be managed by the Company's officers and employees.

INFORMATION ABOUT OFFITBANK

  OFFITBANK, 520 Madison Avenue, New York, New York 10022, is engaged in the business of rendering investment advisory services to individuals, pension and profit sharing plans, trusts, estates and corporations. As of December 31, 1996, OFFITBANK had approximately $8 billion of assets, including those of the Company, under management.

  The names, business addressed and principal occupations of the directors and the principal executive officer of OFFITBANK are as follows:

      NAME AND ADDRESS                           PRINCIPAL OCCUPATION
      ----------------                 ----------------------------------------
      Morris W. Offit                  Director of OFFITBANK; Chairman of the
      OFFITBANK                        Board of OFFITBANK
      520 Madison Avenue
      New York, NY 10022
      H. Furlong Baldwin               Director of OFFITBANK; Chairman of the
      Mercantile Bankshares Inc.       Board of Mercantile Bankshares Inc.
      Two Hopkins Plaza-2nd Floor      (banking)
      Baltimore, MD 21201
      Edward V. Regan                  Director of OFFITBANK; President of The
      31 West 52nd Street, 17th floor  Jerome Levy Economics Institute of Bard
      New York, NY 10019               College
      Ricardo Steinbrunch              Director of OFFITBANK
      Grupo Vicuhna
      Rua Itacolomi 412, Higienopolis
      San Paulo, S.P. 01239-020
      Brazil
                                       Director of OFFITBANK; Chairman and
      David I. Margolis                Chief Executive Officer of Coltec Indus-
      147 East 48th Street             tries, Inc. (manufacturer of aerospace,
      New York, NY 10017               automotive and industrial products)
      Harvey M. Meyerhoff              Director of OFFITBANK; Chairman of the
      Magna Holdings, Inc.             Board of Magna Holdings, Inc.
      25 South Charles St., Suite 2100
      Baltimore, MD 21201
      Alessandro di Montezemolo        Director of OFFITBANK; Former Chairman
      P.O. Box 5057                    and Chief Executive Officer of Marsh &
      200 Murray Place                 McLennan, Inc. (insurance brokers)
      Southampton, NY 11969
      George R. Packard                Director of OFFITBANK; Dean of the Johns
      4425 Garfield Street, N.W.       Hopkins University School of Advanced
      Washington, D.C. 20007           International Studies
      B. Lance Sauertieg, Esq.         Director of OFFITBANK; President of
      130 Edgehill Road                First Spring Corporation
      New Haven, CT 06511

  Morris W. Offit, the Chairman and President of OFFITBANK, owns approximately 29.0% of OFFITBANK's outstanding voting securities and is the only person who owns 10% or more of OFFITBANK's outstanding securities.

  OFFITBANK also acts as investment adviser to the following registered investment companies that have investment objectives similar to the Company's current investment objective with respect to its portfolio of investment securities, which is to provide as high a level of current income as is consistent with prudent investment designed to preserve capital:

NAME                                               SIZE                RATES OF FEE
----                                           ------------  ---------------------------------
Blanchard Flexible Income Fund................ $177,754,901  .30% of 1% on first $25 million
                                                             .25% of 1% on next $25 million
                                                             .20% of 1% on balance
Blanchard Short Term Bond Fund...............  $152,432,623  .30% of 1% on first $25 million
                                                             .25% of 1% on next $25 million
                                                             .20% of 1% on balance
OFFITBANK High Yield Fund....................  $844,806,527  .85% of 1% on first $200 million
                                                             .75% of 1% on next $400 million
                                                             .65% of 1% on balance
OFFITBANK Emerging Markets Fund..............  $111,636,021  .90% of 1% on first $200 million
                                                             .80% of 1% on balance
CVO Greater China Fund.......................  $  4,968,019 1.25% of 1% on balance
OFFITBANK Latin America Total Return Fund....  $ 13,276,949 1.00% of 1% on balance
OFFITBANK New York Municipal Fund............  $ 20,078,911  .40% of 1% on balance
OFFITBANK VIP High Yield Fund................  $ 11,176,609  .85% of 1% on first $200 million
                                                             .75% of 1% on balance
OFFITBANK VIP Emerging Markets Fund..........  $  3,117,367  .90% of 1% on first $200 million
                                                             .80% of 1% on balance

REQUIRED VOTE

  The favorable vote of the holders of the lesser of (a) 67% of the Company's outstanding Common Stock present at the Special Meeting if the holders of more than 50% of the outstanding Common Stock are present in person or by proxy or
(b) more than 50% of the Company's outstanding Common Stock, is required to approve the New Agreement.

                            4. APPROVAL OF THE PLAN

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                             APPROVAL OF THE PLAN.

GENERAL

  The Board of Directors is proposing for stockholder approval the Milwaukee Land Company 1997 Incentive and Capital Accumulation Plan (the "Plan"). The Plan is intended to provide incentives which will attract and retain highly competent persons as key employees of the Company and its subsidiaries, by providing them opportunities to acquire shares of stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein. Furthermore, the Plan is intended to assist in aligning the interest of the Company's key employees with those of its stockholders. After a thorough process involving competitive analysis, review of proprietary and proxy information, and deliberations by the Compensation Committee (as previously defined, the "Committee"), the Committee adopted, and the Board of Directors ratified, subject to stockholder approval, the Plan.

  The following description of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this proxy Statement.

  In addition to the requisite approval of the stockholders of the Company, the Plan is conditioned upon the entry of an order by the SEC pursuant to
Section 8(f) of the 1940 Act declaring that the Company has ceased to be an investment company (the "De-registration Order"). IF THE DE-REGISTRATION ORDER IS NOT ENTERED, THE PLAN WILL NOT BE ADOPTED AND THE REQUESTED APPROVAL BY THE STOCKHOLDERS AT THIS SPECIAL MEETING WILL HAVE NO EFFECT. HOWEVER, AS DISCUSSED BELOW, THE COMPANY WILL SEEK EXEMPTIVE RELIEF. See "DE-REGISTRATION--Background" and "APPROVAL OF THE PLAN--Consequences of Inability to De-register."

  No benefits will be granted and no participant shall have any rights under the Plan until the Plan becomes effective and the Plan will not become effective until after the De-registration Order is entered.

DESCRIPTION OF THE PLAN

  In structuring the Plan, the Committee sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key employees. The flexibility of the Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Plan grants the Committee discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

  The following summary of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this Proxy Statement.

  Shares Available. The Plan makes available for Benefits (as defined below) subject to certain adjustments,100,000 shares of Common Stock to be reserved for stock option grants and 75,000 shares to be reserved for SARs. The aggregate amount of shares of Common Stock subject to Benefits under the Plan is expected to be 175,000. During the term of the Plan, the maximum number of shares of Common Stock with respect to which Benefits may be granted (or measured) to any individual participant may not exceed 175,000. Subject to limited exceptions, any shares of Common Stock subject to a stock option or stock appreciation right which for any reason is cancelled or terminated without having been exercised, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to the Company as part of full payment for the exercise of a stock option or stock appreciation right shall again be available for Benefits under the Plan.

  Administration. At a meeting held on February 18, 1997, the Board of Directors of the Company appointed the Committee which is to be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and (ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Treasury Regulation
Section 1.162-27(e)(3) and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Committee's powers are the authority to select officers and other key employees of the Company and its subsidiaries to receive Benefits, and determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.

  Eligibility for Participation. Executive management and key employees of the Company or any of its subsidiaries are eligible to participate in the Plan. The selection of participants from eligible key employees is within the discretion of the Committee. All key employees are currently eligible to participate in the Plan.

  Types of Benefits. The Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) stock awards, including restricted stock; (4) performance awards; and (5) stock units (collectively, "Benefits"). Benefits may be granted singly, in combination, or in tandem as determined by the Committee. Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.

  Stock Options. Under the Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. Options may be either incentive stock options, qualifying for special tax treatment, or non-qualified options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted. In the case of incentive stock options granted to any holder of capital stock of the Company (or any subsidiary) representing 10% or more of the voting power of the Company (or any subsidiary), the exercise price shall not be less than 110% of the fair market value of the Common Stock on the date the stock option is granted. The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock for which a stock option is exercisable, by delivering to the Company an executed promissory note (or such other form of indebtedness) on such terms and conditions as the Committee shall determine in its sole discretion at the date of grant, or by a combination of those methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

  Stock Appreciation Rights (SARs). The Plan authorizes the Committee to grant an SAR either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment, in cash or Common Stock, equal to the excess of (x) the fair market value, or other specified valuation (which shall not be greater than the fair market value), of a specified number of shares of Common Stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which shall be less than fair market value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee. Each SAR shall be subject to such terms and conditions as the Committee shall impose from time to time.

  Stock Awards. The Plan authorizes the Committee to grant awards in the form of restricted or unrestricted shares of Common Stock ("Stock Awards"), which includes mandatory stock bonus incentive compensation and which may constitute Performance-Based Awards. Such awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability, continued employment and performance goals established by the Committee over a designated period of time.

  Performance Awards. The Plan allows for the grant of performance awards which may take the form of shares of Common Stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Committee of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.

  Stock Units. The Committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" means a notational account representing one share of Common Stock. The Committee determines the criteria for the vesting of Stock Units and whether a participant granted a

Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the Plan). Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Common Stock representing the Stock Units will be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Common Stock, equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

  Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon one or more of the following factors: net sales, pre-tax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return or stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, dividends and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs, or any combination of the foregoing.

  With respect to Performance-Based Awards, the Committee shall establish in writing, (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

OTHER TERMS OF BENEFITS

  The Plan provides that Benefits shall not be transferable other than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts for the benefit of such person or family partnerships.

  Upon the grant of any Benefit under the Plan, the Committee, may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the Plan. No Benefit shall be granted under the Plan after April 3, 2007. The Board of Directors reserves the right to amend, suspend or terminate the Plan at any time, subject to the rights of participants with respect to any outstanding Benefits.

  The Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Corporation.

FEDERAL INCOME TAX CONSEQUENCES

  The statements in the following paragraphs of the principal federal income tax consequences of Benefits under the Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

  Incentive Stock Options. Incentive stock options ("ISOs") granted under the Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

  An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Corporation from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights."

  Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition", the employee would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, income would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time).

  An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

  The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

  Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of (i) the fair market value of the shares of Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

  As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO or SAR (i.e., the "Deferral Period")) for any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

  The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NSO, the Company may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

  A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

  If an individual exercises an NSO by delivering shares of Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

  Other Awards. With respect to other Benefits under the Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

  With respect to Benefits under the Plan that are settled in shares of Common Stock that are restricted as to transferability or subject to a substantial risk of forfeiture, absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election"), an individual will recognize ordinary income at the earlier of the time at which
(i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any.

  The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the Plan will be subject to both wage withholding and other employment taxes.

  The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

  Dividends and Dividend Equivalents. To the extent Benefits under the Plan earn dividend or dividend equivalents, whether paid currently or credited to an account established under the Plan, an individual generally will recognize ordinary income with respect to such dividend or dividend equivalents.

  Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

  Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and Performance-Based Awards granted under the Plan should qualify for the performance-based compensation exception to Section 162(m).

BENEFITS EXPECTED TO BE GRANTED UNDER THE PLAN

  As of the date of this proxy statement, no Benefits have been granted under the Plan. The Plan will not be adopted unless the Plan is approved by stockholders and the De-registration Order is entered. On the first business day following the satisfaction of each of the conditions described above in "APPROVAL OF THE PLAN--General" [or on such other date within 90 days following such date as the Committee may determine], it is expected that the Company will recommend to the Committee to grant to (i) Peter G. VanHeusden, Stock Options for 50,000 shares of Common Stock and SARs with respect to 25,000 shares of Common Stock; (ii) Edwin C. Jacobson, Stock Options for 50,000 shares of Common Stock and SARs with respect to 25,000 shares of Common Stock and (iii) certain other executives of PG Newco and the Company, SARs with respect to up to 25,000 shares of Common Stock, all in consideration of their continued employment in their respective capacities. The Benefits expected to be granted to Edwin C. Jacobson will vest one year after the Closing Date. The Benefits expected to be granted to Peter G. VanHeusden and anyone else will vest five years after the Closing Date.

  Benefits which are expected to be granted under the Plan, subject to stockholder approval and the satisfaction of the other conditions, are displayed in the following table.

                                                                       STOCK
                                                                    APPRECIATION
                   NAME AND POSITION              STOCK OPTIONS (#)  RIGHTS (#)
                   -----------------              ----------------- ------------
      Robert S. Davis............................            0              0
      Clarence G. Frame..........................            0              0
      Edwin Jacobson, Chief Executive Officer....       50,000         25,000
      Ezra K. Zilkha.............................            0              0
      Executive Group (i)........................      100,000         75,000
      Non-Executive Director Group...............            0              0
      Non-Executive Employee Group...............            0              0

--------
(i) In addition to the Benefits which are expected to be granted to Edwin Jacobson, Peter G. VanHeusden, who will be the President and Chief Executive Officer of PG Newco, will be eligible for 50,000 Stock Options and 25,000 SARs and other executives of PG Newco or the Company will be eligible, in the aggregate, for up to 25,000 SARs under the Plan.

CONSEQUENCES OF INABILITY TO DE-REGISTER

  If the De-registration Order is not entered, the Plan will not be adopted. However, PG Newco has agreed, pursuant to the Employment Agreement with Peter
G. VanHeusden, that, if the De-registration Order is not entered, the Company will use its best efforts to obtain from the SEC an order exempting PG Newco and the Company from those provisions of the 1940 Act and the Rules thereunder that would otherwise prohibit the incentive compensation, to permit PG Newco and the Company to adopt an incentive compensation plan pursuant to which the same incentive compensation described above would be granted. If such an exemptive order were sought and obtained, the Company would be required to seek stockholder approval of the new plan after entry of the exemptive order.

REQUIRED VOTE

  Approval of the Plan requires the affirmative vote of the holders of the majority of the Common Stock represented at the meeting and voting on the issue, whether in person or by proxy.

                                5. OTHER MATTERS

  The management of the Company does not intend to bring any other matters before the meeting and it does not know of any proposals to be presented to the meeting by others. If any other matter comes before the meeting, however, the persons named in the proxy solicited by the Board of Directors will vote thereon in accordance with their judgment.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY
GENERAL

  The Company is a non-diversified, closed-end management investment company. The Company does not attempt to reduce risk by diversifying its investments.

HEARTLAND PARTNERS, L.P. AND CMC HEARTLAND PARTNERS

  The Company is engaged in the business of real estate development through its general partner interests in Heartland Partners, L.P., a publicly-traded limited partnership ("Heartland"), and CMC Heartland Partners, a general partnership in which the Company and Heartland are the general partners and the Company is the managing general partner ("CMC Heartland"). Heartland and CMC Heartland are engaged in the development of real estate consisting primarily of properties formerly owned by the Company, as described below.

  The Company has a 1% general partnership interest in Heartland which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company also owns the Class B limited partnership interest in Heartland (the "Class B Interest"). In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocation of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities (described below) are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount of such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest. The Company's interests in Heartland and CMC Heartland (collectively, the "Partnerships"), together with the Class B Interest referred to below, are included in investments and were valued at approximately $7.6 million at December 31, 1996.

  The Company, by reason of its serving as the general partner of each of the Partnerships, is liable and responsible to third parties for such Partnerships' liabilities to the extent the assets of such partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, and in connection with the real estate transfer, the Partnerships have assumed primary responsibility and liability for the resolution and satisfaction of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation ("CMCRE"), formerly a wholly-owned subsidiary of the Company's former parent corporation, and previously named the Chicago, Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses in resolving such plan and other contingent liabilities (collectively, the "Plan Liabilities"). Included in the Plan Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad, the primary business of the Railroad. The Company and/or the Partnerships have been notified by governmental agencies of potential liabilities in connection with certain of these real estate properties.

  The Company assumed from Chicago Milwaukee Corporation ("CMC"), its former parent corporation, any obligations for which CMC was or might become liable (the "MLC Assumed Liabilities") arising out of any matters existing on or occurring prior to June 30, 1993 other than (i) the Plan Liabilities, (ii) liabilities directly related to CMC's business of investing and managing its investment securities, (iii) the lawsuit then pending (and since resolved) against CMC relating to its preferred stock, or (iv) any liabilities relating to federal, state, local or foreign income or other tax matters. Although CMC remained liable to third party obligees in connection with the MLC Assumed Liabilities, CMC has since ceased operation and dissolved.

  Pursuant to a management agreement between the Company and CMC Heartland, CMC Heartland is required to pay to the Company an annual management fee in the amount of approximately $425,000. The management fee for 1996 was paid on February 14, 1997.

EXECUTIVE OFFICERS

  The following table sets forth certain information with regard to executive officers of the Company who do not serve as directors.

                                      POSITION(S) HELD WITH THE
                                        COMPANY AND PRINCIPAL
        NAME         AGE            OCCUPATION DURING PAST 5 YEARS
        ----         ---            ------------------------------
 Lawrence S. Adelson  47 Vice President and General Counsel of the Company
                         (since October 1988);
                         Vice President and General Counsel of CMC (since
                         November 1988); General Counsel of CMC Real Estate
                         Corporation (1985-1989).
 Leon F. Fiorentino   72 Vice President--Finance, Secretary and Treasurer
                         (since September, 1990);
                         Vice President--Finance (since May 1981), Treasurer
                         (since May 1982) and Secretary (since May 1984) of
                         CMC.

EXECUTIVE COMPENSATION

  The following table sets forth the cash compensation paid by MLC for the fiscal year ended December 31, 1996 to (i) each of the directors of the Company and (ii) to the executive officer of the Company whose aggregate compensation paid by the Company exceeded $60,000, and (iii) to each director of the Company by the Company and CMC in the aggregate.

                                                                   AGGREGATE
                                                                  COMPENSATION
                          NAME AND POSITION                     FROM THE COMPANY
                          -----------------                     ----------------
      Robert S. Davis..........................................     $12,000
      Director
      Edwin Jacobson...........................................     $90,000
      Director, President and Chief Executive Officer
      Clarence G. Frame........................................     $22,656
      Director
      Ezra K. Zilkha...........................................     $12,750
      Director

  The Company does not currently maintain any pension, profit-sharing, option, stock, bonus or similar plan for its officers and directors. Insurance benefit programs are non-discriminatory. The Company does have a deferred compensation arrangement available to its officers and directors. Compensation for 1996 that was deferred is included in the table above.

  The compensation received by Mr. Jacobson from the Company was in his capacity as President and Chief Executive Officer of the Company. Mr. Jacobson does not receive any compensation from the Company for his services as director. Mr. Jacobson's services to the Company are pursuant to an employment agreement (the "Employment Agreement") with the Company. Mr. Jacobson's current Employment Agreement provides for an annual base salary of $90,000, all or a portion of which may be deferred at Mr. Jacobson's election. Upon the successful completion of the proposed Acquisition, Mr. Jacobson will enter into a new employment agreement (the "New Employment Agreement") with the Company pursuant to which he will serve as the President and Chief Executive Officer of the Company for a period of five years and will earn an annual base salary of $175,000, all or a portion of which may be deferred at Mr. Jacobson's election.

  During the term of the current Employment Agreement, Mr. Jacobson has the right to continue his employment with CMC Heartland and to pursue other employment and business activities not in competition with the activities of the Company (after prior notice of such activities has been delivered by him to the Chairman of the Executive Committee of the Board of Directors of the Company), and is not obligated to devote full time to the activities of the Company. Mr. Jacobson is, however, required to devote an amount of time to the activities of the Company determined by the Board of Directors of the Company to be required of him to accomplish the business objectives of the Company. The New Employment Agreement contemplates a similar arrangement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Set forth below is certain information concerning persons who are known by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock as of the date shown in the corresponding footnote.

   NAME AND                                                  NUMBER OF
  ADDRESS OF                                                 SHARES OF  PERCENT
  BENEFICIAL                                                  COMMON      OF
   OWNER (I)                                                STOCK OWNED  CLASS
  ----------                                                ----------- -------
Ezra K. Zilkha(ii)
 767 Fifth Avenue
 New York, New York 10153..................................    87,500     5.2%
                                                              =======    ====
Schedule 13D Group(iii)
--Orion Capital Corporation
 600 Fifth Avenue
 New York, New York 10020..................................    97,300     5.8%
                                                              =======    ====
Spears, Benzak, Salomon & Farrell, Inc.(iv)
 45 Rockefeller Plaza
 New York, New York 10111..................................   496,780    29.7%
                                                              =======    ====
MSR Capital Partners(v)
 One Embaracadero Center - Suite 2330
 San Francisco, CA 94111...................................   106,000     6.3%
                                                              =======    ====

--------
(i) Nature of ownership is direct, except as otherwise indicated herein.
(ii) All shares are held directly with sole voting and investment power except for 1,500 shares owned by Mr. Zilkha's wife, as to which Mr. Zilkha shares voting and dispositive power, 15,000 shares owned by the Zilkha Foundation, Inc. as to which Mr. Zilkha may be deemed to share voting and dispositive power with the other directors and officers of this foundation and 24,500 shares owned by Zilkha & Sons, Inc. as to which Mr. Zilkha may be deemed to be a beneficial owner.
(iii) Based on a statement filed on Schedule 13D, as amended through April 10, 1997, this Schedule 13D Group consists of Orion Capital Corporation, six of Orion's wholly-owned subsidiaries (Connecticut Specialty Insurance, Design Professionals Insurance Company, EBI Indemnity Company, The Fire & Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company), Guaranty National Corporation, an affiliate of Orion, and Guaranty National Insurance Company, a subsidiary of Guaranty National Corporation. No member of the
      Schedule 13D Group except Orion Capital Corporation beneficially owned in excess of 5% of the outstanding shares of Common Stock of the Company. Orion Capital Corporation may be deemed to be the beneficial owner of all the Common Stock of the Company owned by the subsidiaries and the affiliates.
(iv) Based on a statement filed on Schedule 13G, as amended through February 14, 1997, Spears, Benzak, Salomon & Farrell, Inc. ("Spears") serves as an investment advisor for a variety of individuals, groups and corporations with whom Spears shares the power to dispose or direct the disposition of such shares of the Company's Common Stock with various customers for whom the shares were purchased. However, in each case the customer has the ultimate power to dispose and may at any time revoke Spears' authority to dispose. Spears has no power to vote or direct the vote of such shares.
(v) Based on a statement filed on Schedule 13D dated January 10, 1996, MSR Capital Partners, a California Limited Partnership organized to purchase, hold for investment and sell marketable securities, has sole voting and dispositive power with respect to the shares owned.

SECURITY OWNERSHIP OF MANAGEMENT

  Set forth in the following table is certain information concerning the beneficial ownership of the Company's Common Stock by each director, each nominee for election as director and by all directors, officers and nominees as a group as of February 3, 1997:

          NAME OF
        BENEFICIAL
         OWNER AND                                          NUMBER OF
         NUMBER OF                                          SHARES OF   PERCENT
        PERSONS IN                                         COMMON STOCK   OF
         GROUP(I)                                             OWNED      CLASS
        ----------                                         ------------ -------
      Robert S. Davis.....................................       300      --%
      Clarence G. Frame...................................       500      --%
      Edwin C. Jacobson...................................    19,000     1.1%
      Ezra K. Zilkha(ii)..................................    87,500     5.2%
      All directors, officers and nominees of the Company
       (7 persons)........................................   107,300     6.3%

--------
(i) Nature of ownership is direct, except as otherwise indicated herein. Unless shown, ownership is less than 1% of class.
(ii) Included in the table are 1,500 shares owned by Mr. Zilkha's wife to which Mr. Zilkha shares voting and dispositive power, 15,000 shares owned by The Zilkha Foundation, Inc. as to which Mr. Zilkha may be deemed to share voting and dispositive power with the directors and officers of this foundation and 24,500 shares owned by Zilkha & Sons, Inc. as to which Mr. Zilkha may be deemed to be a beneficial owner.

SELECTED FINANCIAL DATA--THE COMPANY

  The following table shows selected financial data of the Company for each year in the five-year period ended December 31, 1996.

  The following information should be read in conjunction with the "Discussion of the Financial Condition and Results of Operations of the Company" and the audited financial statements of the Company in Appendix E.

                             MILWAUKEE LAND COMPANY
                       SELECTED HISTORICAL FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                      AUDITED
                                             YEARS ENDED DECEMBER 31,
                                      -----------------------------------------
                                       1996     1995     1994    1993    1992
                                      -------  -------  ------- ------- -------
STATEMENT OF OPERATIONS DATA:
  Investment Income.................. $ 1,200  $ 1,131  $ 1,079 $   659 $   654
  Expenses...........................   1,075    1,008      996     631     369
  Net Investment Income..............     125      123       83      28     285
  Net Realized/Unrealized Gain/Loss..  (1,510)  (4,144)     529   1,361     --
  Capital Contribution from Chicago
   Milwaukee Corporation.............     --       --       --    9,975     --
  Net Increase (Decrease) in Net
   Assets............................ $(1,385) $(4,021) $   612 $11,364 $   285
   Per Common Share.................. $  (.83)   (2.41) $   .37 $  6.80 $   .17
FINANCIAL POSITION AT END OF YEAR:
  Total Assets....................... $19,065  $20,576  $26,219 $24,363 $11,014
  Total Liabilities..................   1,481    1,608    3,229   1,985     --
  Net Assets......................... $17,584  $18,968  $22,990 $22,378 $11,014

DISCUSSION OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY

  Results of Operations

  For the Year Ended December 31, 1996 Compared to the Year Ended December 31, 1995.

  Revenues in 1996 were substantially the same as compared to 1995. The current yield on the portfolio at year-end 1996 was 6.95% compared to 6.72% at year-end 1995. The current yield on high-yield corporate bonds was 9.26% compared to 9.17% at the end of 1995 while the annual yield on Treasuries was 6.12% compared to 5.09% at year-end 1995.

  The net unrealized loss on securities of $1,510,000 was substantially all attributed to a reduction in the valuation of the Class B interest in Heartland Partners, which was determined by the Board of Directors, in good faith, to be a fair value.

  For the Year Ended December 31, 1995 Compared to the Year Ended December 31, 1994.

  Revenue in 1995 was substantially the same as in 1994. The current yield on the portfolio at year-end 1995 was 6.72% compared to 6.90% at year-end 1994. The current yield on high-yield corporate bonds was 9.17% compared to 9.76% at year-end 1994. The current yield on Treasuries was 5.09% compared to 4.7% at year-end 1994.

  The net unrealized loss on securities of $4,144,000 in 1995 was substantially all attributed to a fair value determination of the Class B interest in Heartland Partners by the Board of Directors as a result of a change approved by the Board of Directors in the methodology used for valuing the Class B Interest. The newer methodology imputes a value to the Class B Interest based on the market value of the publicly traded Class A limited partnership unit.

  For the Year Ended December 31, 1994 Compared to the Year Ended December 31, 1993.

  Revenues in 1994 were $420,000 higher as compared to 1993. The current yield on the portfolio at year-end 1994 was 7.03% compared to 5.19% at year-end 1993. Expense increased in 1994 as compared to 1993 because of much higher legal and professional fees associated with an SEC examination and higher expenses associated with a stand alone public company for the full year 1994.

  The net unrealized gain on securities in 1994 increased primarily due to an increase in the valuation of the Class B Interest as determined by the Board of Directors in accordance with the methodology in effect.

 Financial Condition

  For the Year Ended December 31, 1996 Compared to the Year Ended December 31, 1995.

  The financial condition of the Company remained very strong in 1996 with securities of non-affiliates totaling $9,535,374 at year-end 1996. Additionally, the Company had cash of $1,191,774 and other current assets of $748,972 at year-end 1996. Total liabilities amounted to $1,481,101 at year-end 1996.

  For the Year Ended December 31, 1995 Compared to the Year Ended December 31, 1994.

  The financial condition of the Company remained strong in 1995 with securities of non-affiliates totaling $9,617,748 at year-end 1995. Additionally, the Company had cash of $300,134 and other current assets of $1,499,563 at year-end 1995. Total liabilities amounted to $1,607,556 at year-end 1995.

  For the Year Ended December 31, 1994 Compared to the Year Ended December 31, 1993.

  The financial condition of the Company remained strong in 1994 with securities of non-affiliates totaling $9,813,444 at year-end 1994. Total liabilities amounted to $3,229,420 at year-end 1994 which included a deferred tax liability of $1,628,622 attributable to an increase in value of the Class B Interest in Heartland Partners.

COMPARATIVE MARKET PRICE AND DIVIDEND DATA

  Market Price and Net Asset Value Information. Company Common Stock is admitted for trading on the AMEX under the symbol "MWK".

                                                                  DISCOUNT
                                                                    AS A
                                                                 PERCENTAGE
                                         NET ASSET                 OF NET
                                         VALUE PER     MARKET      ASSET
                                         SHARE(A)      PRICES     VALUE(B)
                                       ------------- ----------- -------------
QUARTER ENDED                           HIGH   LOW   HIGH   LOW  HIGH    LOW
-------------                          ------ ------ ----- ----- -----   -----
1994
First Quarter......................... $13.44 $13.83 $7.50 $6.13    44%     56%
Second Quarter........................  13.83  13.81  7.13  6.63    48      52
Third Quarter.........................  14.29  13.86  7.00  6.25    51      55
Fourth Quarter........................  14.29  13.76  7.50  6.75    48      51
1995
First Quarter......................... $14.08 $13.71 $7.50 $7.00    47%     49%
Second Quarter........................  14.34  13.91  8.50  7.00    41      50
Third Quarter.........................  14.09  13.96  8.25  7.25    41      48
Fourth Quarter........................  14.14  11.35  7.75  6.13    45      46
1996
First Quarter......................... $11.53 $11.24 $7.63 $6.75    34%     40%
Second Quarter........................  11.28  10.61  7.13  6.13    37      42
Third Quarter.........................  10.74  10.66  7.88  6.13    27      43
Fourth Quarter........................  10.52  10.32  6.69  6.06    36      41

--------
(a) Calculated at end of month.
(b) Reflects the discount of the high or low sales price during the quarter from the high or low NAV during the quarter. The high sale price and the high net asset value, or the low sale price and the low NAV, during any quarter may not have been on the same date. The Company calculates NAV only on the last day of each month.

  Dividends and Distributions.

  The Company has not paid any dividends since 1992.

     PROPOSALS OF STOCKHOLDERS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

  Any stockholder who wishes to present a proposal for action at the 1998 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify the Company in such manner so that such notice is received by the Company by February 24, 1998 and in such form as is required under the rules and regulations promulgated by the SEC.

                             AVAILABLE INFORMATION

  The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Chicago Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

April 29, 1997

                                                                      APPENDIX A

                            ASSET PURCHASE AGREEMENT

                                     AMONG

                             MILWAUKEE LAND COMPANY

                                      AND

                                 PG NEWCO CORP.

                                 as Purchasers

                                      AND

                          PG DESIGN ELECTRONICS, INC.

                                   as Seller

                                      AND

                    THE SHAREHOLDER INDEMNITORS NAMED HEREIN

                           Dated as of April 4, 1997

                      Table of Contents
                      -----------------
                                                        Page
                                                        ----
ARTICLE I
SALE AND PURCHASE OF ASSETS

   1.1  Acquisition and Transfer of Assets...............  1
   1.2  Excluded Assets..................................  4
   1.3  Assumed Liabilities..............................  5

ARTICLE II
PURCHASE PRICE

   2.1  Purchase Price and Payment.......................  5
   2.2  Allocation of Purchase Price.....................  6

ARTICLE III
THE CLOSING

   3.1  Closing Date.....................................  6
   3.2  Proceedings at Closing...........................  6

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE
SHAREHOLDER INDEMNITORS

   4.1  Organization, Good Standing and Corporate Records  7
   4.2  Authorization of Agreement.......................  8
   4.3  No Violations; Consents..........................  8
   4.4  Title to Assets Other than Leased Real Property..  9
   4.5  Leased Real Property.............................  9
   4.6  Financial Statements............................. 10
   4.7  Absence of Certain Developments.................. 11
   4.8  Material Contracts............................... 13
   4.9  Intangible Property.............................. 14
   4.10  Tax and Other Returns and Reports............... 14
   4.11  Employees and Employee Benefits................. 16
   4.12  Litigation...................................... 17
   4.13  Compliance with Law............................. 17
   4.14  Receivables..................................... 17
   4.15  Inventory....................................... 18
   4.16  Assets Necessary to Conduct Business............ 18
   4.17  Environmental Matters........................... 18
   4.18  Brokers......................................... 18
   4.19  Permits......................................... 19
   4.20  Ownership; Subsidiaries......................... 19
   4.21  No Undisclosed Liabilities...................... 20


                                      (i)

   4.22  Insurance....................................... 20
   4.23  Related Party Transactions...................... 20
   4.24  Customers and Suppliers......................... 20
   4.25  Banks........................................... 21
   4.26  No Misrepresentation............................ 21

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

   5.1  Organization and Good Standing................... 21
   5.2  Authorization of Agreement....................... 21
   5.3  No Violations; Consents.......................... 22
   5.4  Litigation....................................... 23
   5.5  Brokers.......................................... 23

ARTICLE VI
COVENANTS OF THE SELLER AND THE SHAREHOLDER INDEMNITORS

   6.1  Cooperation...................................... 23
   6.2  Access to the Shareholder Indemnitors' Documents;
        Opportunity to Ask Questions..................... 24
   6.3  Conduct of Business.............................. 24
   6.4  Consents and Conditions; Assignment of Assets.... 27
   6.5  Notices of Certain Events........................ 28
   6.6  Non-Competition Agreement........................ 28

ARTICLE VII
COVENANTS OF THE PURCHASER

   7.1  Reasonable Best Efforts.......................... 29
   7.2  Consents and Conditions.......................... 29

ARTICLE VIII
COVENANTS RELATING TO EMPLOYMENT AND EMPLOYEE MATTERS

   8.1  Offer of Employment.............................. 29
   8.2  Health Plan Benefits............................. 30

ARTICLE IX
CONDITIONS PRECEDENT TO THE PURCHASERS' OBLIGATIONS

   9.1  Representations, Warranties and Covenants........ 30
   9.2  Deliveries by the Seller to the Purchasers....... 30
   9.3  No Prohibition................................... 32
   9.4  No Proceeding or Litigation...................... 32
   9.5  Regulatory Approvals............................. 32
   9.6  Due Diligence Investigation...................... 32
   9.7  MLC Stockholder Approval......................... 32
   9.8  MLC Board Approval............................... 32

                                      (ii)

ARTICLE X
CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS

   10.1  Representations, Warranties and Covenants....... 33
   10.2  Deliveries by the Purchasers to the Seller...... 33
   10.3  No Prohibition.................................. 33
   10.4  No Proceeding or Litigation..................... 34
   10.5  Regulatory Approvals............................ 34

ARTICLE XI
ADDITIONAL COVENANTS

   11.1  Further Assurances.............................. 34
   11.2  Public Announcements............................ 35
   11.3  Joint Post-Closing Covenant of the Seller and the
         Purchasers...................................... 35
   11.4  Books and Records; Personnel.................... 36

ARTICLE XII
INDEMNIFICATION AND RELATED MATTERS

   12.1  Indemnification................................. 37
   12.2  Survival of Representations and Warranties...... 40
   12.3  Indemnification Procedures...................... 40
   12.4  Tax Matters..................................... 41

ARTICLE XIII
TERMINATION

   13.1  Termination..................................... 43
   13.2  Liabilities After Termination................... 43

ARTICLE XIV
MISCELLANEOUS

   14.1  Certain Definitions............................. 43
   14.2  Prorations...................................... 50
   14.3  Waiver of Compliance with Bulk Transfer Laws.... 51
   14.4  Intentionally left blank........................ 51
   14.5  Entire Agreement................................ 51
   14.6  Governing Law................................... 51
   14.7  Transfer and Other Taxes........................ 51
   14.8  Expenses........................................ 52
   14.9  Table of Contents and Headings.................. 52
   14.10  Notices........................................ 52
   14.11  Severability................................... 53
   14.12  Binding Effect; No Assignment.................. 53
   14.13  Amendments..................................... 53
   14.14  Counterparts................................... 54




                                     (iii)

SCHEDULES AND EXHIBITS

Schedule 1.1(d)       --  Leased Real Property
Schedule 1.1(e)       --  Patents and Patent Applications
Schedule 1.1(f)       --  Intangible Assets
Schedule 1.1(i)       --  Permits
Schedule 1.1(j)       --  Included Contracts
Schedule 1.2(b)       --  Excluded Contracts
Schedule 1.2(f)       --  Excluded Assets
Schedule 4.1          --  Foreign Qualifications
Schedule 4.3          --  Consents
Schedule 4.6          --  Financial Statements
Schedule 4.7(d)       --  Severance Agreement
Schedule 4.7(e)       --  Contracts for Equipment
Schedule 4.7(k)       --  Capital Expenditures
Schedule 4.7(m)       --  Certain Distributions
Schedule 4.10         --  Tax Returns and Other Reports
Schedule 4.11(b)(i)   --  Employee Benefit Plans
Schedule 4.11(b)(ii)  --  Employment and Severance Contracts
Schedule 4.12         --  Litigation
Schedule 4.18         --  Brokers
Schedule 4.22         --  Insurance Policies
Schedule 4.23         --  Related Party Transactions
Schedule 4.24         --  Customers and Suppliers
Schedule 4.25         --  Banks
Schedule 6.3(b)(viii) --  Material Properties and Assets
Schedule 8.1          --  Certain Employees
Schedule 14.1         --  Purchase Money Liens

Exhibit A      --     Form of Employment Agreement
Exhibit B      --     Purchase Price Allocation
Exhibit C      --     Form of Bill of Sale
Exhibit D      --     Form of Opinion of Seller's Counsel
Exhibit E      --     Form of Non-Competition Agreement
Exhibit F      --     Form of Assumption Agreement
Exhibit G      --     Form of Notes

                                      (iv)

                           ASSET PURCHASE AGREEMENT
                           ------------------------


          ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of April 4,
1997, by and among Milwaukee Land Company, a Delaware corporation ("MLC"), PG Newco Corp., a Delaware corporation and a wholly-owned subsidiary of MLC ("PG Newco," and together with MLC, the "Purchasers"), PG Design Electronics, Inc., a Michigan corporation (the "Seller" or the "Company"), and each of the Seller's shareholders listed on the signature pages hereto (individually, a "Shareholder Indemnitor" and collectively the "Shareholder Indemnitors").


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Seller is engaged in the business of designing and manufacturing printed circuit boards, printer PODS and related services and products (the "Business"); and

          WHEREAS, the Purchasers desire to purchase, and the Seller desires to sell, all of the assets and properties of the Seller employed in the Business and, as part of such purchase and sale, PG Newco is willing to assume certain obligations and liabilities of the Business, subject, in each case, to the exceptions, terms and conditions set forth herein; and

          WHEREAS, certain capitalized terms used herein are defined in Section
14.1 hereof;

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, and upon the terms and subject to the conditions hereinafter set forth, the Purchasers, the Seller and the Shareholder Indemnitors hereby agree as follows:


                                   ARTICLE I

                          SALE AND PURCHASE OF ASSETS

          1.1 ACQUISITION AND TRANSFER OF ASSETS. Upon the terms and subject to the conditions hereinafter set forth, on the Closing Date (as defined in Section 3.1 hereof) the Seller shall sell, assign, transfer, convey and deliver to the Purchasers, and the Purchasers shall purchase, acquire and accept from the Seller, free and clear of all Liens, other than Permitted Exceptions, and in such allocation as set forth on Exhibit B hereof, all of the Seller's assets, properties, rights, contracts and claims, including the assets, properties, rights, contracts and claims employed in, or identified on the books and records of, the Business (except as otherwise set forth in Section 1.2 hereof), of every kind and description, wherever located, whether tangible or intangible, real, personal or mixed, as the same shall exist on the Closing Date (collectively, the "Assets"). The Assets shall include, without limitation, all of the Seller's right, title and interest in and to all assets, properties, rights, contracts and claims described in the following paragraphs (a) through (p):

          (a) all furnishings, furniture, office equipment and supplies, vehicles, spare parts, tools, dies, machinery and equipment and other tangible personal property;

          (b) all items of inventory, including, without limitation, raw materials, work-in-process, finished goods, supplies, spare parts and samples (collectively, the "Inventory");

          (c) all accounts receivable and all notes receivable (whether short-term or long-term) from third parties and all deposits with third parties, together with all unpaid interest accrued thereon from the respective obligors and all security or collateral therefor, including recoverable deposits (collectively, the "Accounts Receivable");

          (d) all of the leased real property set forth on Schedule 1.1(d) hereto (collectively, the "Leased Real Property"), including all buildings and improvements located thereon, all of the fixtures attached thereto, all prepaid rent, security deposits and options to renew or purchase in connection therewith and all Permits relating thereto;

          (e)(i) all patents and patent applications owned by the Seller or licensed to the Seller by third parties, including, without limitation, those listed on Schedule 1.1(e) hereto, (ii) all research, development and manufacturing processes, trade secrets, know-how, inventions (whether or not patentable), designs, concepts, specifications, diagrams, drawings, schematics, blueprints, documentation, plans, proposals, financial, marketing and business data, business and marketing plans, customer and supplier lists, and manufacturing, engineering and other technical information, whether owned by the Seller or licensed to the Seller by third parties, (iii) all mask works (whether or not registered), whether embodied in semiconductor chips, layout drawings, computer plots, masks, magnetic tape or other physical media, and registration or application therefor, and (iv) all notebooks, records, reports and data relating to, and any tangible embodiment of, any of the foregoing (the assets referred to in clauses (i) through (iv) are collectively referred to herein as the "Patent-Related Assets");

          (f) all trademarks, trade names, service marks and copyrights, all applications and registrations for any of the foregoing, and all computer systems, computer hardware, databases and software programs, including, without limitation, databases and software programs developed by the Seller in the operation of the Business, object codes, source codes and user manuals, in each case, owned by the Seller or licensed to the Seller by third parties, listed on
Schedule 1.1(f) hereto (collectively, together with the Patent-Related Assets, the "Intangible Assets");

          (g) all catalogues, marketing brochures and materials and other printed and written materials relating to the Business;

          (h) all rights under or pursuant to all warranties, representations and guarantees made by vendors, suppliers, manufacturers and contractors in connection with the operation of the Business or affecting the Assets;

          (i) all Permits held by the Seller including, without limitation, those listed on Schedule 1.1(i) hereto;

          (j) all Contracts including, without limitation, those listed on
Schedule 1.1(j) hereto;

          (k) all cash, bank accounts, certificates of deposit, treasury bills, notes and marketable securities;

          (l) all deferred and prepaid charges, sums and fees, and all insurance premiums;

          (m) all claims, credits, causes of action or rights of set-off against third parties;

          (n) all customer and vendor lists and all files, documents, books, records and other data relating to the Business;

          (o) all goodwill relating to the foregoing Assets; and

          (p) to the extent assignable, the real and personal property tax abatements awarded to Seller by Seller's local taxing authority. Seller makes no warranties as to the assignability of the abatements. It shall be the obligation of Purchasers to pursue, at their expense, the assignment of such abatements. Seller will cooperate with Purchasers in pursuit of such assignment.

          1.2 EXCLUDED ASSETS. Notwithstanding anything to the contrary contained in Section 1.1 hereof, the Seller, the Shareholder Indemnitors and the Purchasers expressly understand and agree that the Seller is not hereunder selling, assigning, transferring, conveying or delivering to the Purchasers any of the following assets, properties, rights, contracts and claims (collectively, the "Excluded Assets"):

          (a) pension or other funded employee benefit plan assets;

          (b) Contracts that relate solely to the Excluded Assets or the Excluded Liabilities;

          (c) all prepaid charges, sums and fees pertaining to any of the Excluded Assets or the Excluded Liabilities;

          (d) except as otherwise set forth in Section 11.1(c) hereof, any of Seller's right, title and interest under any Contracts, agreements, licenses, Permits, exemptions, franchises, variances, waivers, consents, approvals or other authorizations or arrangements that are not transferrable without consent (unless such consent has been obtained);

          (e) any claims for refunds or rebates of any previously paid taxes, levies or duties and funds paid by Seller for corporate income, state and local taxes accruing up to the Closing; and

          (f) the other assets listed on Schedule 1.2(f) hereto.

          1.3 ASSUMED LIABILITIES. (a) Upon the terms and subject to the conditions hereinafter set forth, effective as of the Closing, PG Newco shall assume and be liable for the liabilities and obligations of the Business reflected on the Closing Balance Sheet to the extent such liabilities and obligations so reflected (i) are of a type which were reflected on the Initial Balance Sheet and (ii) were incurred in the ordinary course of business since the date of the Initial Balance Sheet, consistent with past practice in accordance with Section 6.3 hereof, and (iii) have been approved by PG Newco, but excluding any liability for the payment of Taxes (collectively, the "Assumed Liabilities").

          (b) Notwithstanding any provisions in this Agreement or any other writing to the contrary, PG Newco is assuming only the Assumed Liabilities and is not assuming any other liability or obligation of the Seller (or any predecessor owner of all or part of the Business) of whatever nature whether in existence on the Closing Date or arising thereafter. All such other liabilities and obligations shall be retained by and remain obligations and liabilities of the Seller, all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities".


                                   ARTICLE II

                                 PURCHASE PRICE

          2.1 PURCHASE PRICE AND PAYMENT. In consideration of the sale of the Assets by the Seller to the Purchasers, PG Newco shall, on the Closing Date, deliver to the Seller (i) $12,000,000 plus (ii) an amount in cash sufficient to pay in full all of the outstanding balance of the Seller's bank debt (currently estimated to be $1,400,000), as of the Closing Date, but in no event more than $ 2,500,000, all in U.S. dollars by wire transfer of immediately available funds, in the case of the payment referred to in clause (i), to the account or accounts designated by the Seller and, in the case of the payment referred to in clause
(ii), to the account designated by the Seller's bank lenders (the "Cash Consideration"), and MLC shall, on the Closing Date, deliver to the Seller two promissory notes signed by MLC, each in the aggregate principal amount of $1,500,000 (the "Notes"), which Notes shall be substantially in the form attached hereto as Exhibit G. Payment on the Notes is subject to certain terms and conditions, all as set forth therein. The

Notes plus the Cash Consideration shall be referred to herein as the "Purchase Price."

          2.2 ALLOCATION OF PURCHASE PRICE. The Purchasers and the Seller hereby agree that the Purchase Price of the Assets plus the Assumed Liabilities will be allocated as set forth on Exhibit B hereto. Subject to the requirements of any applicable tax law, all tax returns (including amended returns and claims for refunds) and information reports filed by the Purchasers, the Seller and the Shareholder Indemnitors shall be prepared consistently with such allocation and such parties shall use their reasonable best efforts to sustain such allocation in any subsequent tax audit or tax dispute. In the event of any adjustment to the Purchase Price hereunder, the Purchasers and the Seller agree to adjust such allocation to reflect such adjustment and the Purchasers, the Seller and the Shareholder Indemnitors hereby agree to file consistently any tax returns and reports required as a result of such adjustment. Each of the parties agrees to cooperate with the other party in the preparation and filing of any tax returns required under any applicable law.


                                  ARTICLE III

                                  THE CLOSING

          3.1 CLOSING DATE. The Closing shall take place at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, New York 10153, on the third business day following the date that the conditions to Closing set forth herein have been satisfied or waived, or at such other place and at such other time and date as may be mutually agreed upon by the Purchasers and the Seller. The date of the Closing is referred to in this Agreement as the "Closing Date."

          3.2 PROCEEDINGS AT CLOSING. All proceedings to be taken and all documents to be executed and delivered by the Seller in connection with the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Purchasers and their counsel. All proceedings to be taken and all documents to be executed and delivered by the Purchasers in connection with the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Seller and its counsel. All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken, executed and delivered simultaneously, and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.


                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE
                            SHAREHOLDER INDEMNITORS

          The Seller and each Shareholder Indemnitor, hereby represents and warrants to the Purchasers as follows:

          4.1 ORGANIZATION, GOOD STANDING AND CORPORATE RECORDS. (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite corporate power and authority to carry on its business as it is now being conducted. The Seller is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of (a) each jurisdiction in which it owns or leases real property and (b) each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization. Schedule 4.1 sets forth a true, correct and complete list of each jurisdiction in which the Seller is qualified or authorized to do business as a foreign corporation.

          (b) The Seller has delivered to the Purchasers true, correct and complete copies of the certificate of incorporation (certified by the Secretary of State or other appropriate official of the applicable jurisdiction of organization) and by-laws (certified by the secretary, assistant secretary or other appropriate officer) or comparable organizational documents of the Company.

          (c) The minute books of the Company previously made available to the Purchasers contain complete and accurate records of all meetings and accurately reflect all other corporate action of the stockholders and board of directors (including committees thereof) of the Company. The stock certificate books and stock transfer ledgers of the Company previously made available to the Purchasers are true, correct and complete.

          4.2 AUTHORIZATION OF AGREEMENT. The Seller and the Shareholder Indemnitors have full power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by them in connection with the consummation of the transactions contemplated by this Agreement (all such other agreements, documents, instruments and certificates required to be executed by the Seller and the Shareholder Indemnitors being hereinafter referred to, collectively, as the "Seller Documents"), and to perform fully their obligations hereunder and thereunder. The execution, delivery and performance by the Seller of this Agreement and each of the Seller Documents has been duly authorized by all necessary corporate action on the part of the Seller, including the approval of the company's shareholders. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly executed and delivered by the Seller and the Shareholder Indemnitors, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Seller and the Shareholder Indemnitors, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          4.3 NO VIOLATIONS; CONSENTS. None of the execution and delivery by the Seller and the Shareholder Indemnitors of this Agreement and the Seller Documents, or the consummation of the transactions contemplated hereby or thereby, or compliance by them with any of the provisions hereof or thereof will
(a) conflict with, or result in the breach of, any provision of the articles of incorporation or by-laws of the Seller,, (b) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations or otherwise modify the terms under any Contract or Order to which the Seller is a party or by which it or any of its properties or assets is bound or subject, (c) constitute a violation of any Law applicable to the Seller or the Shareholder Indemnitors, or (d) result in the creation of any Lien (other than any Lien in favor of the Purchasers) upon the Assets. Except as set forth on Schedule 4.3, no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person, including, without limitation, any Governmental Body, is required on the part of the Seller or the Shareholder Indemnitors in connection with the execution, delivery and performance of this Agreement or the Seller Documents, or the compliance by the Seller or the Shareholder Indemnitors with any of the provisions hereof or thereof.

          4.4 TITLE TO ASSETS OTHER THAN LEASED REAL PROPERTY. (a) The Seller owns and has good and valid, marketable title to or, in the case of leased properties, a valid leasehold interest in, all of the Assets other than the Leased Real Property, including all of such Assets reflected on the Initial Balance Sheet, except Assets disposed of in the ordinary course of business after November 30, 1996, free and clear of all Liens, other than Permitted Exceptions.

          (b) Upon consummation of the transactions contemplated hereby, the Purchasers will have acquired, on and as of the Closing Date, good and valid title in and to, or a valid leasehold interest in, the Assets other than the Leased Real Property, free and clear of all Liens, other than Permitted Exceptions.

          4.5 LEASED REAL PROPERTY. (a) The Seller does not own or hold any interest in real property other than its leasehold interests in the Leased Real Property, as described on Schedule 1.1(d).

          (b) The Seller has a valid leasehold interest in all of the Leased Real Property free and clear of all Liens, other than Permitted Exceptions. All leases in respect of the Leased Real Property are valid, binding and enforceable in accordance with their respective terms, and there does not exist under any such lease any default on the part of the Seller or any event which with notice or lapse of time or both would constitute such a default. No such lease has been modified or amended in writing except as evidenced by the instruments attached to Schedule 1.1(d) hereof. The Seller has not received from any party to any such lease any written notice of, or written claim with respect to, any breach or default thereof. The Seller has not granted any sublease, license or other agreement granting to any person or entity any right to the use or occupancy of the Leased

Real Property or any portion thereof, or the right to purchase such Leased Real Property or any portion thereof, and has no knowledge of any such grant by any other Person.


          (c) The plants, buildings, structures and equipment included in the Leased Real Property are in good operating condition, free of any material defects or deferred maintenance, and are substantially suited for their present uses (giving due account to the age and length of use of same).

          (d) No violation of any law, regulation or ordinance (including laws, regulations or ordinances relating to zoning, city planning or similar matters) relating to the Leased Real Property currently exists, except for violations which would not have a Material Adverse Effect. Seller has not received notice of any contemplated governmental actions which might reasonably be expected to materially detract from the value of any Leased Real Property, materially interfere with any present use of any Leased Real Property or materially adversely affect the marketability of any Leased Real Property. There is no action pending or, to Seller's knowledge, threatened to initiate a condemnation in respect of any Leased Real Property.

          (e) Upon consummation of the transactions contemplated hereby, Purchasers will have acquired, on and as of the Closing Date, a valid leasehold interest in the Leased Real Property, free and clear of all Liens, other than Permitted Exceptions.

          4.6 FINANCIAL STATEMENTS. As set forth on Schedule 4.6, the Seller has delivered to the Purchasers copies of (i) the unaudited balance sheets of the Company as at June 30, 1995 and June 30, 1996, and the related unaudited statements of income and of cash flows of the Company for the years then ended and (ii) the unaudited balance sheets of the Company as at November 30, 1996 and December 31, 1996 and the related statements of income and cash flows of the Company for the one month period then ended (such unaudited statements, including the related notes and schedules thereto, are referred to herein as the "Financial Statements"). In addition, Purchasers are in possession of an audited balance sheet and related statement of income and retained earnings prepared by Ernst & Young LLP, retained by Purchasers for purposes of conducting such audit. Each of the Financial Statements is complete and correct in all material respects, has been prepared in accordance with GAAP (subject to normal year-end adjustments) and in conformity with the practices consistently applied by the Company and consistent with the books and records of the Company, without modification of the accounting principles used in the preparation thereof and presents (or will present) fairly the financial position, results of operations and cash flows of the Company as at the dates and for the periods indicated.

          4.7  ABSENCE OF CERTAIN DEVELOPMENTS.  Since November 30, 1996:

          (a) The Seller has operated the Business in the ordinary course consistent with past practice;

          (b) There has not been any Material Adverse Change;

          (c) There has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the Assets;

          (d) Except as set forth on Schedule 4.7(d), the Seller has not entered into any employment, deferred compensation, severance or similar agreement (nor amended any such existing agreement) or agreed to increase the compensation payable or to become payable by it to any of its directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation or disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of the Seller);

          (e) Except as set forth on Schedule 4.7(e), the Seller has not entered into any transaction or Contract (other than purchase orders with customers of the Seller, entered into in the ordinary course of business) having, in the aggregate, a value or requiring payments in excess of $10,000;

          (f) The Seller has not failed to pay and discharge current liabilities within 90 days, except where disputed in good faith by appropriate proceedings (if such proceedings are necessary);

          (g) The Seller has not made any loans, advances or capital contributions to, or investments in, any Person, other than loans or advances to employees in the ordinary course of business of the Seller and which, in the aggregate, do not exceed $10,000;

          (h) Except as set forth on Schedule 4.7(e), the Seller has not mortgaged, pledged or subjected to any Lien any of the Assets, or acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of any property, right or asset or any interest therein that otherwise would have been included as part of the Assets, except for (i) Permitted Exceptions, and (ii) any such properties, rights or assets or interests therein acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice of the Seller and which do not, in the aggregate, have a value in excess of $10,000;

          (i) The Seller has not amended, canceled, terminated, relinquished, waived or released any Contract or right that otherwise would have been included as part of the Assets, except for any such Contract that has terminated in accordance with its terms due solely to the lapse of time;

          (j) The Seller has not suffered any Extraordinary Loss or Extraordinary Losses (as defined in Opinion No. 30 of the Accounting Principles Board of the American Institute of Certified Public Accountants and any amendments thereto);

          (k) Except as set forth on Schedules 4.7(e) and 4.7(k) hereto, the Seller has not made or committed to make any capital expenditures or capital additions or betterments to any of the Business in excess of $35,000 individually or $175,000 in the aggregate;

          (l) The Seller has not made any change in any method of accounting or accounting practice with respect to the Business except for any such change after the date hereof required by reason of a concurrent change in GAAP;

          (m) Except as set forth on Schedule 4.7(m) hereto, the Seller has not paid any dividend or made any distribution or other payment, in cash or otherwise, to the Shareholder Indemnitors; and

          (n) The Seller has not agreed to do any of the foregoing.

          4.8 MATERIAL CONTRACTS. (a) Schedule 1.1(j) hereto accurately identifies each Contract with respect to the Assets or the Business to which the Seller is a party, which is being assigned to the Purchasers hereunder and which involves the payment to or from the Seller of amounts in excess of $10,000 per year or which is otherwise material to the Business (collectively, the "Material Contracts").

          (b) All of the Material Contracts are valid, binding and enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there does not exist under any Material Contract any default on the part of the Seller or any event which with notice or lapse of time or both would constitute such a default on the part of the Seller. The Seller has not received from any other party to any Material Contract any written notice of, and Seller has no actual knowledge of, any default on the part of such other party or any event which with notice or lapse of time or both would constitute such a default on the part of such other party. No Material Contract has been modified or amended in writing except as evidenced by the instruments attached to Schedule 1.1(j) hereto.

          (c) Seller has not received any notice or communication from any party to a Material Contract relating to such party's intent to modify, terminate or fail to renew the arrangements and relationships set forth therein.

          (d) Except as set forth on Schedule 1.1(j) hereto, Seller is not a party to or subject to:

               (i) any agency, dealer, sales representative, resale or similar agreement;

               (ii) any agreement, contract or commitment that substantially limits the freedom of Seller to compete in any line of business or with any Person or in any area, or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Asset or which would so limit the freedom of the Purchasers after the Closing Date; or

               (iii) any agreement, contract or commitment between the Seller and any affiliate of the Seller.

          (e) From and after the Closing, the Purchasers shall enjoy all of the benefits of each of the Material Contracts without the necessity of any consent, authorization or agreement from or with any Person.

          4.9 INTANGIBLE PROPERTY. Schedules 1.1(e) and 1.1(f) hereto set forth a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights included in the Intangible Assets as well as a list of all registrations thereof and pending applications therefor. Except as set forth in Schedules 1.1(e) and 1.1(f), each of the Intangible Assets is owned by the Seller, and upon the consummation of the transaction contemplated herein will be owned by the Purchaser, free and clear of any and all Liens (other than Permitted Exceptions) and no other Person has any claim of ownership or rights with respect thereto. The Seller has adequate licenses or other valid rights to use all of the Intangible Assets which it does not own and which are material to the conduct of the Business as presently conducted. The Seller's use of the Intangible Assets does not conflict with, infringe upon, violate or interfere with any intellectual property rights, including, without limitation, any patent, copyright, trademark, trade secret, moral rights, mask works rights, or other proprietary rights of any other Person. Except as set forth in Schedules 1.1(e) and 1.1(f), Seller has not granted to any Person any license or right, whether written or oral, in or to the Intangible Assets. No claims have been asserted or threatened by Seller against any Person, or by any Person against Seller, challenging the use of, or the validity or enforceability of any Intangible Assets, and Seller is not aware of any facts that would serve as a basis for any such claim.

          4.10  TAX AND OTHER RETURNS AND REPORTS.  (a)  Except as set forth in
Schedule 4.10: (1) all federal Tax Returns required to be filed by Seller have been filed on a timely basis with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed and all Taxes shown as due thereon have been timely paid; (2) all Taxes due from Seller (A) have been fully and timely paid or (B) adequately provided for on the Financial Statements and are being contested in good faith by appropriate proceedings and are not material, individually or in the aggregate, to Seller; (3) Seller will pay in full all Taxes which are due and payable in respect of any taxable period ending on or prior to the date of the Closing whether or not shown on any Tax Return; (4) no claim has been made by an authority in a jurisdiction where Seller does not file Tax Returns that may be subject to taxation by that jurisdiction; (5) Seller has withheld all Taxes required to have been withheld under all applicable statutes and regulations in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party and such withholdings have either been paid to the appropriate governmental agencies as and when due in accordance with Law or set aside in accounts for such purpose; and (6) no waivers of statutes of limitation have been given by or requested of Seller in connection with its Tax Returns or with respect to any Taxes payable by it. Schedule 4.10 lists all Tax Returns of, or covering, Seller which have been examined or which are currently under examination by the Internal Revenue Service or by other appropriate taxing authorities, or with respect to which the applicable statute of limitations (including all extensions and tolling periods) has not yet run and, except as and to the extent shown on such Schedule or provided for on the Financial Statements, all deficiencies asserted or assessments made as a result of such examinations have been fully paid, and there are no other unpaid deficiencies asserted or assessments made by any taxing authority against, Seller. Seller has delivered to Purchasers correct and complete copies of all Tax Returns of Seller or its respective operations or assets filed since June 30, 1994, all examination reports relating to Tax Returns filed by Seller, and statements of deficiencies assessed against or agreed to by Seller in respect of any Taxes of Seller.

          (b) Except as set forth in Schedule 4.10, none of the Assets of Seller is (1) "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code, (2) used predominantly outside the United States within the meaning of Prop. Reg. (S) 1.168-2(g)(5), (3) "tax-exempt bond financed property" within the meaning of Section 168(g)(5) of the Code, or (4) "limited use property" as that term is used in Rev. Proc. 76-30. Following the Closing, none of the Assets of Seller will be property that Purchasers will be required to treat as being owned by any other Person pursuant to the provisions of Section 168(f)(8) of the 1954 Code, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986.

          (c) Seller is not a foreign person within the meaning of Section 1445 of the Code; Seller is not a party to any Tax allocation or sharing agreement or is or has been a member of an affiliated group filing a consolidated federal income Tax Return or a combined, consolidated or unitary group for state or local tax purposes.

          (d) With respect to Leased Assets placed in service on or before the date hereof, and except as a result of acts, errors or omissions, including breaches of representation, by the lessee thereunder, each of the Lease Contracts (excluding property sold on installment sales contracts) will be treated as a "true lease" for federal income tax purposes.

          (e) The transactions contemplated by this Agreement are not subject to tax withholding pursuant to the provisions of Section 3406 or Subchapter A of Chapter 3 of the Code or any other provision of applicable law.

          (f) There are no liens as a result of any unpaid Taxes encumbering any of the Assets.

          4.11  EMPLOYEES AND EMPLOYEE BENEFITS.

          (a)(i) The Seller is not a party to any collective bargaining agreement applicable to the Employees; (ii) none of the Employees is represented by any labor organization, and (iii) there is no labor strike, work stoppage or slowdown pending against the Seller and no pending lockout by the Seller, in each case, with respect to the Business.

          (b) Schedule 4.11(b)(i) hereto lists all employee benefit plans as defined in Section 3(3) of ERISA of the Seller covering any employee or former employee of the Business ("Employee Benefit Plans"). Schedule 4.11(b)(ii) hereto lists all employment severance contracts, consulting agreements, and all bonus or other incentive compensation, deferred compensation, salary continuation during any absence from active employment for disability or other reasons, severance, sick days, stock award, stock option, stock purchase, tuition assistance, and vacation pay arrangements, all plans and arrangements providing for termination or similar coverage and all written compensation policies and practices maintained by the Seller covering any employee or former employee of the Business and that is not an Employee Benefit Plan ("Benefit Arrangements").

          (c) Each Employee Benefit Plan is in compliance with the applicable requirements of ERISA and the Code.

          4.12 LITIGATION. Except as set forth on Schedule 4.12, there is no Legal Proceeding pending or, to the knowledge of the Seller, threatened (a) against the Seller in connection with the operation of the Business or in respect of any of the Assets; (b) that seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated by this Agreement; or (c) that questions the validity of this Agreement, any of the Seller Documents or any action taken or to be taken by the Seller in connection with the consummation of the transactions contemplated hereby or thereby.

          4.13 COMPLIANCE WITH LAW. (a) The Business is currently operating in compliance with all applicable Laws and Orders of Governmental Bodies. The Seller has neither received, nor knows of the issuance of, any notice of any violation or alleged violation of any applicable Laws and Orders of Governmental Bodies.

          (b) To Seller's knowledge, Seller is not under investigation with respect to any violation of any Law, Order or judgment entered by any court, arbitrator or Governmental Body, applicable to the Assets or the conduct of the Business.

          4.14 RECEIVABLES. All of the Accounts Receivable reflected on the Initial Balance Sheet have arisen from bona fide transactions in the ordinary course of business consistent with past practice and are properly reflected therein in accordance with GAAP. All of the Accounts Receivable generated since the date of the Initial Balance Sheet have arisen from bona fide transactions in the ordinary course of business consistent with past practice. To the Seller's knowledge, all of the Accounts Receivable are collectible in the ordinary course of business consistent with past practice; provided, however, that nothing in
                                           --------  -------
this Section 4.14 shall be construed as a guaranty by the Seller or the Shareholder Indemnitors that such Accounts Receivable shall be collected in full.

          4.15 INVENTORY. The Inventory of the Business as of the date hereof is of a quality sufficient for its use in the ordinary course of the Business consistent with past practice and is owned free and clear of all Liens, other than Permitted Exceptions.

          4.16 ASSETS NECESSARY TO CONDUCT BUSINESS. The Assets comprise all of the assets used in the operation of the Business as presently being conducted, other than the Excluded Assets.

          4.17 ENVIRONMENTAL MATTERS. (a) There are no pending or, to the best of the Seller's knowledge, threatened claims, suits or proceedings arising out of or related to any noncompliance with any environmental law in connection with the Business or the ownership or use of the Assets, including, without limitation, statutes related to air quality, water quality, solid waste management, hazardous or toxic substances or protection of health or the environment, including, but not limited to, the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. 136 ET SEQ. as amended), the Federal Water Pollution Control Act (33 U.S.C. 1251 ET SEQ. as amended), the Resource Conservation and Recovery Act (42 U.S.C. 6901 ET SEQ. as amended), the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") (42 U.S.C. 9601 ET SEQ. as amended), the Clean Air Act (42 U.S.C. 7401 ET SEQ. as amended), the Toxic Substances Control Act (15 U.S.C. 2601 ET SEQ. as amended), and any similar state or local laws, rules and regulations (collectively, "Environmental Laws"). The Seller has received all Permits necessary for the operation of the Business, including all air, water and waste Permits and Permits for emission and/or disposal of solid, liquid and gaseous materials from manufacturing operations, and the Business is operating in conformance with such Permits. The Seller has kept all records and made all filings required by applicable Law with respect to emissions into the environment (including solids, liquids and gases) and the proper disposal of such materials (including solid waste materials).

          (b) The Seller is not in violation of any Environmental Laws with respect to the Assets or the conduct of the Business.

          4.18 BROKERS. Except as described on Schedule 4.18 hereof, the fees and expenses of which Person shall be borne solely by the Seller, no other Person has acted directly or indirectly as a broker, finder or financial advisor for the Seller or any of the Shareholder Indemnitors in connection with the negotiations relating to or the transactions contemplated by this Agreement, and no other Person is entitled to any fee, commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Seller or any of the Shareholder Indemnitors.

          4.19 PERMITS. Schedule 1.1(i) is a complete list of all Permits issued by any Government Body in respect of the Business. Such Permits constitute all licenses, franchises, permits or similar authorizations required by any Law for the Seller to own and conduct the Business, and there are no outstanding violations of any such Permits, and no action pending or, to the knowledge of Seller threatened, to cancel, modify or not renew any such Permit.

          4.20 OWNERSHIP; SUBSIDIARIES. (a) The authorized capital stock of the Seller consists of [50,000] shares of common stock, par value $1.00 per share, of which 1,200 shares are issued and outstanding and none of which are held by the Seller as treasury stock (the "Seller Shares"). All of the Seller Shares are owned, beneficially and of record and free and clear of any Liens, by each of the Shareholder Indemnitors. The Seller Shares were duly authorized for issuance, are validly issued, fully paid and non-assessable, and constitute 100% of the issued and outstanding shares of capital stock of the Seller. There is no existing option, warrant, call, right, commitment or other agreement of any character to which the Seller or any Shareholder Indemnitor is a party requiring, and there are no securities of the Seller outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other securities of the Seller or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other securities of the Seller. Neither the Seller nor any of the Shareholder Indemnitors is a party to any voting trust or other voting agreement with respect to any of the Seller Shares or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock or other securities of the Seller.

          (b)  The Seller has no subsidiaries.

          4.21 NO UNDISCLOSED LIABILITIES. Except as set forth on Exhibit 4.7(e), the Company has no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) other than indebtedness, obligations or liabilities, reflected in, reserved against or otherwise described in the Initial Balance Sheet or the notes thereto or incurred in the ordinary course of business consistent with past practice since November 30, 1996.

          4.22 INSURANCE. Schedule 4.22 sets forth a complete and accurate list of all policies of insurance of any kind or nature covering the Company or any of its employees, properties or assets, including, without limitation, policies of life, disability, fire, theft, workers compensation, employee fidelity and other casualty and liability insurance. All such policies are in full force and effect, and, to the Seller's knowledge, the Company is not in default of any provision thereof, except for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          4.23 RELATED PARTY TRANSACTIONS. Except as set forth on Schedule 4.23, none of the Shareholder Indemnitors nor any Affiliate of any Shareholder Indemnitor or of the Company has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company. Except as set forth in Schedule 4.23, none of the Shareholder Indemnitors nor any Affiliate of any Shareholder Indemnitor or of the Company nor any officer or employee of any of them (i) owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any Person which is (A) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company, (B) engaged in a business related to the business of the Company, or (C) a participant in any transaction to which the Company is a party or (ii) is a party to any Contract with the Company.

          4.24 CUSTOMERS AND SUPPLIERS. Schedule 4.24 sets forth a list of the ten (10) largest customers and the ten (10) largest suppliers of the Company, as measured by the dollar amount of purchases therefrom or thereby, during each of the fiscal years ended June 30, 1995 and June 30, 1996, showing the approximate total sales by the Company to each such customer and the approximate total purchases by the Company from each such supplier, during such period. Since

November 30, 1996, there has not been any material adverse change in the business relationship of the Company with any customer or supplier listed on
Schedule 4.24.

          4.25 BANKS. Schedule 4.25 contains a complete and correct list of the names and locations of all banks in which Company has accounts or safe deposit boxes and the names of all persons authorized to draw thereon or to have access thereto. Except as set forth on Schedule 4.25, no person holds a power of attorney to act on behalf of the Company.

          4.26 NO MISREPRESENTATION. No representation or warranty of the Seller or any Shareholder Indemnitor contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by the Seller or any Shareholder Indemnitor to the Purchasers pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.


                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

          Each Purchaser hereby represents and warrants to the Seller and the Shareholder Indemnitors that:

          5.1 ORGANIZATION AND GOOD STANDING. Such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as it is now being conducted.

          5.2 AUTHORIZATION OF AGREEMENT. Such Purchaser has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by such Purchaser in connection with the consummation of the transactions contemplated by this Agreement (all such other agreements, documents, instruments and certificates required to be executed by the Purchasers being hereinafter referred to, collectively, as the "Purchaser Documents") and, subject to receipt of the approval of the stockholders and the Board of Directors of

MLC, to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of this Agreement and each Purchaser Document has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been, and the Purchaser Documents will be at or prior to the Closing, duly executed and delivered by such Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and the Purchaser Documents when so executed and delivered will constitute, legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          5.3 NO VIOLATIONS; CONSENTS. None of the execution and delivery by such Purchaser of this Agreement and the Purchaser Documents, or the consummation of the transactions contemplated hereby or thereby, or compliance by such Purchaser with any of the provisions hereof or thereof will (a) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of such Purchaser; (b) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration or right to increase the obligations or otherwise modify the terms under any Contract or Order to which such Purchaser is a party or by which it or any of its properties or assets is bound or subject; or (c) subject to receipt of the approval of the stockholders and the Board of Directors of MLC, constitute a violation of any Law applicable to such Purchaser. Subject to receipt of the approval of the stockholders and the Board of Directors of MLC, no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person, including, without limitation, any Governmental Body, is required on the part of such Purchaser in connection with the execution and delivery of this Agreement or the Purchaser Documents, or the compliance by such Purchaser with any of the provisions hereof or thereof, except, in each case, for violations, conflicts, breaches or defaults which individually or in the aggregate would not materially hinder or impair the transactions contemplated hereby.

          5.4 LITIGATION. There is no Legal Proceeding pending or, to the knowledge of such Purchaser, threatened, that seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated by this Agreement or that questions the validity of this Agreement, the Purchaser Documents or any action taken or to be taken by such Purchaser in connection with the consummation of the transactions contemplated hereby or thereby.

          5.5 BROKERS. No Person (other than the officers and directors of such Purchaser) has acted directly or indirectly as a broker, finder or financial advisor for such Purchaser in connection with the negotiations relating to or the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment (other than from such Purchaser) in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of such Purchaser.


                                   ARTICLE VI

            COVENANTS OF THE SELLER AND THE SHAREHOLDER INDEMNITORS

          From and after the date hereof and until the Closing, the Seller and the Shareholder Indemnitors hereby covenant and agree with the Purchasers that:

          6.1 COOPERATION. (a) The Seller and the Shareholder Indemnitors shall use their reasonable best efforts to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof.

          (b) At the request of either Purchaser on a case-by-case basis, the Seller shall execute and deliver instruments sufficient to constitute and appoint, effective as of the Closing Date, such Purchaser and its successors and assigns as the true and lawful attorney of Seller with full power of substitution in the name of such Purchaser or in the name of Seller, but for the benefit of such Purchaser (i) to collect for the account of such Purchaser any Assets specified in such Purchaser's request and (ii) to institute and prosecute all proceedings which such Purchaser may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under the Assets, and to defend or compromise any and all actions, suits or proceedings in respect of such Assets or the Assumed Liabilities.

          6.2 ACCESS TO THE SHAREHOLDER INDEMNITORS' DOCUMENTS; OPPORTUNITY TO ASK QUESTIONS. The Seller and the Shareholder Indemnitors shall provide either Purchaser with such information as such Purchaser from time to time reasonably may request with respect to the Business, and shall permit such Purchaser and any of the directors, officers, employees, counsel, representatives, accountants and auditors (collectively, the "Purchaser Representatives") reasonable access, during normal business hours and upon reasonable prior notice, to the properties, corporate records and books of accounts of the Business, as such Purchaser from time to time reasonably may request. No investigation pursuant to this Section shall affect any representation or warranty given by the Seller and the Shareholder Indemnitors in this Agreement.

          6.3  CONDUCT OF BUSINESS.

          (a) Except as otherwise expressly contemplated by this Agreement or with the prior written consent of both Purchasers, the Seller and the Shareholder Indemnitors shall, and shall cause the Company to:

          (i) conduct the business of the Company only in the ordinary course consistent with past practice;

          (ii) use their best efforts to (A) preserve its present business operations, organization (including, without limitation, management and the sales force) and goodwill of the Company and (B) preserve their present relationship with Persons having business dealings with the Company;

          (iii) maintain (A) all of the assets and properties of the Company in their current condition, ordinary wear and tear excepted and (B) insurance upon all of the properties and assets of the Company in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

          (iv) (A) maintain the books, accounts and records of the Company in the ordinary course of business consistent with past practices, (B) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts, and (C) comply with all contractual and other obligations applicable to the operation of the Company; and

          (v) comply in all material respects with applicable laws, including, without limitation, Environmental Laws.

          (b) Except as otherwise expressly contemplated by this Agreement or with the prior written consent of both Purchasers, the Seller and the Shareholder Indemnitors shall not, and shall cause the Company not to:

          (i) declare, set aside, make or pay any dividend or other distribution in respect of the capital stock of the Company or repurchase, redeem or otherwise acquire any outstanding shares of the capital stock or other securities of, or other ownership interests in, the Company;

          (ii) transfer, issue, sell or dispose of any shares of capital stock or other securities of the Company or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other securities of the Company;

          (iii) effect any recapitalization, reclassification, stock split or like change in the capitalization of the Company;

          (iv) amend the certificate of incorporation or by-laws of the Company;

          (v) (A) materially increase the annual level of compensation of any employee of the Company, (B) increase the annual level of compensation payable or to become payable by the Company to any of its executive officers, (C) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant, except that the Company may, immediately prior to the Closing, grant a bonus to Peter G. VanHeusden in an amount up to 50% of the Income Before Taxes (as such term is defined in Section 14.1 hereof) of the Company, provided that, any such bonus will be paid on an estimated basis, subject to a post-Closing adjustment following the closing of Seller's books and review by Seller's and Purchasers' auditors, other than in the ordinary course consistent with past practice and in such amounts as are fully reserved against in the Financial Statements, (D) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of the directors, officers, employees, agents or representatives of the Company or otherwise modify or amend or terminate any such plan or arrangement or (E) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) to which the Company is a party or involving a director, officer or employee of the Company in his or her capacity as a director, officer or employee of the Company;

          (vi) except for trade payables and for indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice, borrow monies for any reason or draw down on any line of credit or debt obligation, or become the guarantor, surety, endorser or otherwise liable for any debt, obligation or liability (contingent or otherwise) of any other Person;

          (vii) subject to any Lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted), any of the properties or assets (whether tangible or intangible) of the Company;

          (viii) acquire any material properties or assets or sell, assign, transfer, convey, lease or otherwise dispose of any of the material properties or assets (except for fair consideration in the ordinary course of business consistent with past practice) of the Company;

          (ix) cancel or compromise any debt or claim or waive or release any material right of the Company except in the ordinary course of business consistent with past practice;

          (x) enter into any commitment for capital expenditures of the Company in excess of $35,000 for any individual commitment and $150,000 for all commitments in the aggregate;

          (xi) enter into, modify or terminate any labor or collective bargaining agreement of the Company or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization with respect to the Company;

          (xii) introduce any material change with respect to the operation of the Company, including any material change in the types, nature, composition or quality of its products or services, experience any material change in any contribution of its product lines to its revenues or net income, or, other than in the ordinary course of business, make any change in product specifications or prices or terms of distributions of such products;

          (xiii) permit the Company to enter into any transaction or to make or enter into any Contract which by reason of its size or otherwise is not in the ordinary course of business consistent with past practice;

          (xiv) permit the Company to enter into or agree to enter into any merger or consolidation with, any corporation or other entity, and not engage in any new business or invest in, make a loan, advance or capital contribution to, or otherwise acquire the securities of any other Person;

          (xv) except for transfers of cash pursuant to normal cash management practices, permit the Company to make any investments in or loans to, or pay any fees or expenses to, or enter into or modify any Contract with, any Shareholder Indemnitor or any Affiliate of any Shareholder Indemnitor; or

          (xvi) agree to do anything prohibited by this Section 6.3 or anything which would make any of the representations and warranties of the Seller or any Shareholder Indemnitor in this Agreement or the Seller Documents untrue or incorrect in any material respect as of any time through and including the Closing Date.

          6.4 CONSENTS AND CONDITIONS; ASSIGNMENT OF ASSETS. The Seller and the Shareholder Indemnitors shall use their reasonable best efforts to obtain all approvals, consents or waivers from all Persons, including, without limitation, Governmental Bodies, necessary to assign to the Purchasers all of the Seller's interest in the Assets or any claim, right or benefit arising thereunder or resulting therefrom (each, an "Interest") as soon as practicable.

          6.5 NOTICES OF CERTAIN EVENTS. The Seller and the Shareholder Indemnitors shall promptly notify the Purchasers of:

          (a) any notice or other communication (i) alleging that the consent of any person is or may be required in connection with the transactions contemplated by this Agreement, or (ii) from any person to the effect that such person intends not to continue to conduct business with either Purchaser (as successor to the Business) after the Closing;

          (b) any notice or other communication from any Government Body in connection with the transactions contemplated by this Agreement; and

          (c) any action, suits, claims, investigations or proceedings to its knowledge commenced or threatened against, relating to or involving or otherwise affecting the Seller or the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section
4.12 hereof or that relate to the consummation of the transactions contemplated by this Agreement.

          6.6 NON-COMPETITION AGREEMENT. The Seller hereby agrees that, on or prior to the Closing Date, it shall execute and deliver to the Purchasers a Non-Competition Agreement, substantially in the form of Exhibit E hereto (the "Non-Competition Agreement").


                                  ARTICLE VII

                           COVENANTS OF THE PURCHASER

          From and after the date hereof, and until the Closing Date, each Purchaser hereby covenants and agrees with the Seller that:

          7.1 REASONABLE BEST EFFORTS. Subject to such Purchaser's satisfaction, in its sole discretion, of the results of the due diligence investigation and review referred to in Section 9.6 hereof, such Purchaser shall use its reasonable best efforts to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof.

          7.2 CONSENTS AND CONDITIONS. Such Purchaser shall use its reasonable efforts to obtain all approvals, consents or waivers from Persons, including, without limitation, Governmental Bodies, necessary to consummate the transactions contemplated by this Agreement.


                                  ARTICLE VIII

             COVENANTS RELATING TO EMPLOYMENT AND EMPLOYEE MATTERS

          8.1 OFFER OF EMPLOYMENT. (a) Schedule 8.1 hereof is a preliminary list of all Employees as of the date hereof. Within fifteen days prior to the Closing Date, the Seller shall deliver to the Purchasers a final list of the employees of Seller, which list shall separately identify those employees of the Seller (i) who are active employees as of that date (including those on vacation, sickness, or a leave of absence of less than ninety days for any reason, including disability) (the "Active Employees"), and (ii) who are not actively working on such date by reason of a leave of absence of more than ninety days (the "Inactive Employees").

          (b) PG Newco shall employ, effective as of the Closing Date, all of the Active Employees who have not retired on or prior to the Closing Date, who have not rejected on or prior to Closing Date PG Newco's offer of employment, and who are actually at work on the Closing Date; provided, however, that notwithstanding the foregoing, any temporary or employment agency employees shall be included as Active Employees solely at the discretion of PG Newco. For any Active Employee who has not retired or rejected PG Newco's offer of employment on or prior to the Closing Date but is not actually at work on the Closing Date, the offer of employment shall continue for a ninety-day period from the Closing Date and the date of effective employment shall be the date of return to employment within such ninety-day period.

          8.2 HEALTH PLAN BENEFITS. Seller and Purchasers shall take all necessary action and cooperate in good faith with the objective of obtaining health plan benefits without any pre-existing condition exclusions for the Transferred Employees effective as of the Closing Date.


                                   ARTICLE IX

              CONDITIONS PRECEDENT TO THE PURCHASERS' OBLIGATIONS

          The obligation of each Purchaser to consummate the purchase of the Assets and the assumption of the Assumed Liabilities on the Closing Date is, at the option of such Purchaser, subject to the satisfaction of the following conditions:

          9.1  REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Each of the representations and warranties of the Seller and the Shareholder Indemnitors contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though the same had been made on and as of the Closing Date.

          (b) The Seller and the Shareholder Indemnitors shall have performed and complied in all material respects with the covenants and provisions of this Agreement required to be performed or complied with by them at or prior to the Closing Date.

          9.2  DELIVERIES BY THE SELLER TO THE PURCHASERS.

          At the Closing, the Seller shall deliver, or shall cause to be delivered, to the Purchasers the following:

          (a) a certificate of the Seller, dated as of the Closing Date and signed by the President of the Seller, certifying as to the fulfillment of the conditions set forth in Section 9.1;

          (b) (i) a Bill of Sale, dated the Closing Date, substantially in the form of Exhibit C, duly executed and delivered by the Seller, and (ii) executed deeds, assignments, patent assignments, trademark assignments in recordable form, certificates of title, and such other instruments and documents as the Purchasers shall reasonably request, transferring to the Purchasers all of the Seller's right, title and interest in and to the Assets;

          (c) an employment agreement in form and substance satisfactory to the Purchasers, executed and delivered by Peter G. VanHeusden (the "Employment Agreement");

          (d) an opinion of counsel for the Seller, dated the Closing Date, substantially in the form attached hereto as Exhibit D;

          (e) an affidavit, in a form reasonably satisfactory to the Purchasers, of the Seller stating under penalties of perjury the Seller's United States taxpayer identification number and that the Seller is not a foreign person within the meaning of Section 1445(b)(2) of the Code;

          (f) a receipt for the Purchase Price (including the Notes);

          (g) a good standing certificate for the Seller from the Secretary of State of the State of Michigan, dated as soon as practicable prior to the Closing Date;

          (h) a non-competition agreement, dated the Closing Date, substantially in the form of Exhibit E, duly executed and delivered by Peter G. VanHeusden (the "Non-Competition Agreement");

          (i) a certificate of the Secretary of the Seller as to the resolutions adopted by the Seller's Board of Directors and shareholders relating to the transactions contemplated hereby;

          (j) copies of all documents evidencing all third party approvals, licenses, consents, including those listed on Schedule 4.3, and waivers of rights of first refusal and other rights, necessary on the part of Seller to consummate the transactions contemplated hereby;

          (k) if NEC Corporation ("NEC") has not been invoiced by Seller in full for certain materials it purchased from Seller for the Midas 3 and Midas 4 Programs, in the approximate amount of $500,000, a letter from NEC (the "NEC Letter") indicating that NEC will pay Seller for such materials by December 31, 1997, which letter will be validly assigned to PG Newco at the Closing; and

          (l) all written representations and warranties of the Seller and the Shareholder Indemnitors, as required pursuant to the Securities Act of 1933, as amended, in connection with Seller's acquisition of the Notes.

          9.3 NO PROHIBITION. No Law or Order of any court or administrative agency shall be in effect which prohibits either Purchaser from consummating the transactions contemplated hereby.

          9.4 NO PROCEEDING OR LITIGATION. Except as set forth on Schedule 4.12, there shall not be instituted, pending, or, to the knowledge of either Purchaser or the Seller, threatened, any suit, action, investigation, inquiry, or other proceeding by or before any court or administrative agency or by any other Person which seeks to enjoin or otherwise prevent consummation of the transactions contemplated by this Agreement.

          9.5 REGULATORY APPROVALS. All Orders, permits, and regulatory approvals applicable to either Purchaser or the Seller and necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained and be in full force and effect.

          9.6 DUE DILIGENCE INVESTIGATION. The Purchasers shall have completed their due diligence investigation and review in respect of the Assets and the Business with satisfactory results in its sole discretion.

          9.7 MLC STOCKHOLDER APPROVAL. MLC shall have received the requisite consent of its stockholders to the consummation of the transactions contemplated by this Agreement.

          9.8 MLC BOARD APPROVAL. MLC shall have received the requisite approval of its Board of Directors to the consummation of the transactions contemplated by this Agreement.


                                   ARTICLE X

                CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS

          The obligation of the Seller to consummate the sale, transfer and assignment to the Purchasers of the Assets and the assignment of the Assumed Liabilities on the

Closing Date is, at the option of the Seller, subject to the satisfaction of the following conditions.

          10.1  REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Each of the representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though the same had been made on and as of the Closing Date.

          (b) Each Purchaser shall have performed and complied in all material respects with the covenants and provisions in this Agreement required herein to be performed or complied with by it at or prior to the Closing Date.

          10.2 DELIVERIES BY THE PURCHASERS TO THE SELLER. At the Closing, the Purchasers shall deliver to the Seller the following:

          (a) a certificate of each Purchaser, dated as of the Closing Date and signed by an officer of such Purchaser, certifying as to the fulfillment of the conditions set forth in Section 10.1;

          (b) immediately available funds for the Cash Consideration referred to in Section 2.1 hereof, by wire transfer as provided in Section 2.1 hereof;

          (c) the two Notes signed by MLC, each in the aggregate principal amount of $1,500,000, as described in Section 2.1 hereof;

          (d) a certificate of the Secretary of each Purchaser as to the resolutions adopted by such Purchaser's Board of Directors relating to the transactions contemplated hereby;

          (e) an assumption agreement, substantially in the form of Exhibit F hereto (the "Assumption Agreement"), dated the Closing Date, duly executed by PG Newco, evidencing PG Newco's assumption of the Assumed Liabilities; and

          (f) the Employment Agreement, duly executed by PG Newco.

          10.3 NO PROHIBITION. No Law or Order of any court or administrative agency shall be in effect which prohibits the Seller from consummating the transactions contemplated hereby.

          10.4 NO PROCEEDING OR LITIGATION. There shall not be instituted, pending, or, to the knowledge of the Seller, threatened, any suit, action, investigation, inquiry, or other proceeding by or before any court or administrative agency or by any other Person which seeks to enjoin or otherwise prevent consummation of the transactions contemplated by this Agreement.

          10.5 REGULATORY APPROVALS. All Orders, permits, and regulatory approvals applicable to either Purchaser or the Seller and necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained and be in full force and effect.


                                   ARTICLE XI

                              ADDITIONAL COVENANTS

          11.1  FURTHER ASSURANCES.

          (a) From time to time after the Closing Date, the Seller and the Shareholder Indemnitors shall, at their sole cost and expense (unless specified otherwise in this Agreement), at the reasonable request of either Purchaser, execute and deliver such other and further instruments of sale, assignment, assumption, transfer and conveyance and take such other and further action as such Purchaser may reasonably request in order to vest in such Purchaser and put such Purchaser in possession of the Assets as of the Closing and to transfer to such Purchaser as of the Closing any Contracts and rights of the Seller relating to the Assets and assure to such Purchaser the benefits thereof, and, at the reasonable request of the Seller, to give effect, as of the Closing, to such Purchaser's assumption of the Assumed Liabilities.

          (b) To the extent any of the approvals, consents or waivers referred to in Section 6.4 hereof have not been obtained by the Seller as of the Closing, the Seller shall use its reasonable best efforts to do the following:

               (i) cooperate with the Purchasers in any reasonable and lawful arrangements designed to provide the benefits of such Interest to the Purchasers as long as the Purchasers promptly reimburse the Seller for all payments, charges or other liabilities made or suffered by the Seller in connection therewith; and

               (ii) enforce, at the request of the Purchasers and at the expense and for the account of the Purchasers, any and all rights of the Seller arising from such Interest against such issuer or grantor thereof or the other party or parties thereto (including the right to elect to terminate such Interest in accordance with the terms thereof upon the written advice of the Purchasers).

          (c) To the extent that the Seller enters into lawful arrangements designed to provide the benefits of any Interest as set forth in clause (b)(i) above, such Interest shall be deemed to have been assigned to the Purchasers as of the Closing for purposes of Section 1.1 hereof.

          11.2 PUBLIC ANNOUNCEMENTS. Neither the Seller (nor any of its affiliates) nor the Purchasers (nor any of their affiliates) shall make any public statement, including, without limitation, any press release, with respect to this Agreement and the transactions contemplated hereby, without the prior written consent of the other party (which consent may not be unreasonably withheld), except as may be required (a) by Law, and (b) in the case of MLC, pursuant to its obligations resulting from the inclusion of its common stock in the American Stock Exchange, in either case, as advised by counsel.

          11.3 JOINT POST-CLOSING COVENANT OF THE SELLER AND THE PURCHASERS. The Seller and the Purchasers jointly covenant and agree that, from and after the Closing Date, the Seller and the Purchasers will cooperate with each other in defending or prosecuting any action, suit, proceeding, investigation or audit of the other relating to (a) the preparation and audit of the Seller's and the Purchasers' tax returns, and (b) any audit of the Purchasers and/or the Seller with respect to the sales, transfer and similar taxes imposed by the laws of any state, in each of cases (a) and (b) relating to the transactions contemplated by this Agreement, and in each such case at the sole cost and expense of the party requesting cooperation or assistance. In furtherance hereof, the Purchasers and the Seller further covenant and agree to respond to all reasonable inquiries related to such matters and to provide, to the extent possible, substantiation of transactions and to make available and furnish appropriate documents and personnel in connection therewith.

          11.4 BOOKS AND RECORDS; PERSONNEL. For a period of six years after the Closing Date (or such longer period as may be required by any Governmental Body or ongoing Legal Proceeding):

          (a) The Purchasers shall not dispose of or destroy any of the business records and files of the Business. If the Purchasers wish to dispose of or destroy such records and files after that time, they shall first give 30 days' prior written notice to the Seller and the Seller shall have the right, at its option and expense, upon prior written notice to the Purchasers within such 30 day period, to take possession of the records and files within 60 days after the date of the Seller's notice to the Purchasers.

          (b) The Purchasers shall allow the Seller and its Representatives access to all business records and files of the Business which are transferred to the Purchasers in connection herewith, during regular business hours and upon reasonable notice at PG Newco's principal place of business or at any location where such records are stored, and the Seller shall have the right, at its own expense, to make copies of any such records and files; PROVIDED, HOWEVER, that any such access or copying shall be had or done in such a manner so as not to interfere with the normal conduct of the Purchasers' business or operations. To the extent commercially practicable, the Purchasers shall send copies of such business records and files to the Seller, at the expense of the Purchasers, by overnight courier or other delivery service, as reasonably requested by the Seller.

          (c) The Purchasers shall make available to the Seller, upon written request and at the Seller's expense (i) the Purchasers' personnel to assist the Seller in locating and obtaining records and files maintained by the Purchasers and (ii) any of the Purchasers' personnel previously in the Seller's employ whose assistance or participation is reasonably required by the Seller in anticipation of, or preparation for, existing or future litigation, arbitration, administrative proceeding, tax return preparation or other matters in which the Seller or any of its affiliates is involved and which is related to the Business.

                                  ARTICLE XII

                      INDEMNIFICATION AND RELATED MATTERS

          12.1  INDEMNIFICATION.

          (a) Irrespective of any due diligence investigation conducted by the Purchasers or the Purchaser Representatives with regard to the transactions contemplated hereby, the Seller and each Shareholder Indemnitor jointly and severally agree to indemnify and hold each Purchaser harmless from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (collectively, "Losses") arising out of, based upon, attributable to or resulting from:

               (i) any and all Losses incurred or suffered by such Purchaser resulting from or arising out of any misrepresentation or breach of warranty made by the Seller or any of the Shareholder Indemnitors in this Agreement or in any of the Seller Documents;

               (ii) any and all Losses incurred or suffered by such Purchaser resulting from or arising out of the failure of the Seller or any Shareholder Indemnitor to comply with any of the covenants contained in this Agreement or in any of the Seller Documents which are required to be performed by Seller or any Shareholder Indemnitor;

               (iii) any and all Losses incurred or suffered by such Purchaser resulting from or arising out of Excluded Liabilities;

               (iv) any claims for any injury to person or property attributable to any goods manufactured or services rendered by the Seller prior to the Closing, regardless of whether such claims are asserted prior to or after the Closing (it being understood and agreed that Losses under this clause (iv) shall be net of any proceeds received by such Purchaser under any policy of insurance maintained by such Purchaser in respect of such claims);

               (v) any claims for damages, compensation and/or other employee benefits (including, but not limited to, severance pay, disability benefits, health, workers' compensation, and death benefits) (A) accruing at any time with respect to persons who were employed in the Business and do not become Transferred Employees, (B) accruing prior to the date a person becomes a Transferred Employee, and (C) accruing with respect to employment or termination of employment with the Seller, and related costs and liabilities, regardless of whether such claims and related costs and liabilities are made or incurred before, on or after the Closing Date, except wages and vacation to the extent accrued or reflected on the Closing Balance Sheet;

               (vi) any Environmental Claim or any Remedial Action arising out of or based upon anything relating to the use of the Assets prior to the Closing, or the operation of the Business prior to the Closing;

               (vii) any third party claims with respect to occurrences or events which occurred on or prior to the Closing Date and relate to the Seller and/or its Employees; and

               (viii) all actions, suits, proceedings, demands, assessments, judgments, costs, penalties and expenses, including reasonable attorneys' fees, incident to the foregoing.

          (b) PG Newco agrees to indemnify and hold the Seller harmless from and against any and all Losses arising out of, based upon, attributable to or resulting from:

               (i) any and all Losses incurred or suffered by the Seller resulting from or arising out of any misrepresentation or breach of warranty made by PG Newco in this Agreement or in any of the Purchaser Documents;

               (ii) any and all Losses incurred or suffered by the Seller resulting from or arising out of the failure of PG Newco to comply with any of the covenants contained in this Agreement or in any of the Purchaser Documents which are required to be performed PG Newco;

              (iii)   the Assumed Liabilities;

               (iv) any and all claims by Transferred Employees (A) for compensation and vacation accrued on or prior to the Closing Date to the extent reflected on the Closing Balance Sheet, and (B) for damages, compensation, vacation and/or other employee benefits (including, but not limited to, severance pay, disability benefits, health, workers' compensation, and death benefits) as provided by PG Newco accruing at any time after the date a person becomes a Transferred Employee;

               (v) any Environmental Claim or any Remedial Action arising out of or based upon anything relating to the use of the Assets after the Closing, or the operation of the Business after the Closing;

               (vi) any third party claims with respect to occurrences or events which occur after the Closing Date and relate to the operation of the Business by PG Newco after the Closing; and

               (vii) all actions, suits, proceedings, demands, assessments, judgments, costs, penalties and expenses, including reasonable attorneys' fees, incident to the foregoing.

          (c) If any indemnification payment under Article XII is determined to be taxable to the party receiving such payment by any taxing authority, the paying party shall also indemnify the party receiving such payment for any Taxes incurred by reason of the receipt of such payment (taking into account any actual reduction in tax liability to the receiving party) and any related costs incurred by the party receiving such payment in connection with such Taxes (or any asserted deficiency, claim, demand, action, suit, proceeding, judgment or assessment, including the defense or settlement thereof, relating to such Taxes).

          (d) Notwithstanding anything to the contrary contained in this Agreement, neither the Seller nor any Shareholder Indemnitor, on the one hand, nor PG Newco, on the other hand, shall be liable for any Losses under this
Article XII unless the aggregate amount of Losses and expenses finally determined to arise hereunder based upon, attributable to or resulting from the failure of any representation or warranty to be true and correct, other than the representations and warranties set forth in Sections 4.9, 4.10, 4.11, 4.12, 4.17, 4.18 and 4.20 hereof (with respect to which the limitations set forth in this Section 12.1(d) shall not apply), exceeds $50,000 (the

"Basket") and, in such event, the indemnifying party shall be required to pay the entire amount of such Losses and expenses in excess of $50,000 (the "Deductible").

              12.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto; provided, however, that any claims or actions with respect thereto (other than claims for indemnifications with respect to the representation and warranties contained in Sections 4.9, 4.10, 4.11, 4.12, 4.17, 4.18 and 4.20 which shall survive for periods coterminous with any applicable statutes of limitation) shall terminate unless within thirty-six (36) months after the Closing Date written notice of such claims is given to the Seller and the Shareholder Indemnitors or such actions are commenced.

          12.3 INDEMNIFICATION PROCEDURES. (a) In the event that any Legal Proceedings shall be instituted or that any claim or demand ("Claim") shall be asserted by any Person in respect of which payment may be sought under Section
12.1 hereof (regardless of the Basket or the Deductible referred to above), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, it shall within ten (10) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the Expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; PROVIDED, HOWEVER, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and PROVIDED, FURTHER, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Claim.

          (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall be required to pay all of the sums so due and owing to the indemnified party by wire transfer of immediately available funds within 10 business days after the date of such notice.

          (c) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

          12.4 TAX MATTERS. (a) Seller and Purchasers shall cooperate fully with each other and make available or cause to be made available to each other in a timely fashion such tax data, prior tax returns and filings and other information as may be reasonably required for the preparation by Purchasers or Seller of any tax returns, elections, consents or certificates required to be prepared and filed by Purchasers or Seller and any audit or other examination by any taxing authority, or judicial or administrative proceeding relating to liability for Taxes. Purchasers and Seller will each retain and provide to the other party all records and other information which may be relevant to any such Tax Return, audit or examination, proceeding or determination, and will each provide the other party with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax Return of the other party for any period. Without limiting the generality of the foregoing, each of the Purchasers and Seller will retain copies of all Tax Returns, supporting work schedules and other records relating to tax periods or portions thereof ending prior to or on the Closing Date.

          (b) Seller and each Shareholder Indemnitor jointly and severally agree to be responsible for, and indemnify and hold harmless each Purchaser against all losses, claims, damages, liabilities (liquidated or unliquidated, accrued, contingent, or otherwise), obligations, judgments, settlements, reasonable out-of-pocket costs, expenses and attorneys' fees (including such costs, expenses and attorneys' fees incurred in connection with any investigation or in enforcing such right of indemnification against any Indemnitor), fines and penalties, if any (collectively "Damages") attributable to all Taxes with respect to the ownership, use or leasing of the Assets on or prior to the Closing Date and PG Newco shall be responsible for, and shall indemnify and hold harmless Seller, in respect of any Damages attributable to all Taxes with respect to the ownership, use or leasing of the Assets after the Closing Date. Seller's share of all real and personal property Taxes, state and local ad valorem Taxes and assessments applicable to the Assets for any period commencing on or prior to the Closing Date and ending after the Closing Date shall be determined on a pro rata basis based on the length of such period and when the Closing Date occurs therein. Seller and each Shareholder Indemnitor jointly and severally agree to indemnify and hold harmless each Purchaser, in respect of any Damages attributable to Taxes of Seller in respect of periods prior to the Closing (which Taxes shall be determined on the basis of an interim closing of the books).

          (c) Seller agrees to furnish either Purchaser upon request clearance certificates or similar documents that may be required by any state, local or other taxing authority to relieve such Purchaser of any obligations to withhold any portion of the purchase consideration to be transferred pursuant to Article II hereof.


                                  ARTICLE XIII

                                  TERMINATION

          13.1  TERMINATION.  This Agreement may be terminated:

          (a) by the written agreement of each Purchaser and the Seller;

          (b) by either Purchaser or by the Seller if there shall be in effect a non-appealable order of a court of competent jurisdiction permanently prohibiting the consummation of the transactions contemplated hereby;

          (c) by either Purchaser or by the Seller or the Shareholder Indemnitors if the stockholders of MLC fail to approve the transactions to be consummated in connection herewith at any meeting of the stockholders of MLC called and held for such purpose; and

          (d) by either Purchaser or by the Seller if the Closing shall not have occurred on or before June 30, 1997.

          13.2 LIABILITIES AFTER TERMINATION. Upon any termination of this Agreement pursuant to Section 13.1 hereof, no party hereto shall thereafter have any further liability or obligation hereunder, but no such termination shall relieve either party hereto of any liability to the other party hereto for any breach of this Agreement prior to the date of such termination.


                                  ARTICLE XIV

                                 MISCELLANEOUS

          14.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the following meanings

(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ACCOUNTS RECEIVABLE" has the meaning set forth in Section 1.1(c) hereof.

          "ACTIVE EMPLOYEEs" has the meaning set forth in Section 8.1(a) hereof.

          "AFFILIATE" means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person.

          "ASSETS" has the meaning set forth in Section 1.1 hereof.

          "ASSUMED LIABILITIES" has the meaning set forth in Section 1.3 hereof.

          "BENEFIT ARRANGEMENTS" has the meaning set forth in Section 4.11(b).

          "BUSINESS" has the meaning set forth in the recitals hereto.

          "CASH CONSIDERATION" has the meaning set forth in Section 2.1 hereof.

          "CLOSING" means the consummation of the transactions contemplated by this Agreement.

          "CLOSING BALANCE SHEET" means that certain Statement of Assets and Assumed Liabilities for the Business as of the Closing Date, prepared by the Purchasers and Seller as soon as practicable (but in no event later than 30 days) following the Closing Date, and delivered to Ernst & Young LLP (Purchasers' accountant).

          "CLOSING DATE" has the meaning set forth in Section 3.1 hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "CONTRACT" means any contract (including, without limitation, any resale agreement and any manufacturer authorization or medallion or sales or distribution contract), agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

          "EMPLOYEE BENEFIT PLAN" has the meaning set forth in Section 4.11(b) hereof.

          "EMPLOYEES" means all persons employed in the Business, including any persons on disability, sick leave, layoff or leave of absence from the Business.

          "ENVIRONMENTAL CLAIM" means any allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any other Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties, or restrictions resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material or other substance, chemical, material, pollutant, contaminant, odor, audible noise, or other Release in, into or onto the environment (including, without limitation, the air, soil, surface or groundwater) at, in, by, from or related to any of the Leased Real Estate or any activities conducted thereon; (b) the environmental aspects of the transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of any of the Business; or (iii) the violation, or alleged violation, of any Environmental Law, Order or Permit of or from any Governmental Body relating to environmental matters connected with the Business.

          "ENVIRONMENTAL LAW" has the meaning set forth in Section 4.17(a).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "EXCLUDED ASSETS" has the meaning set forth in Section 1.2 hereof.

          "FINANCIAL STATEMENTS" has the meaning set forth in Section 4.6 hereof.

          "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

          "GOVERNMENTAL BODY" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality thereof, or any court or arbitrator (public or private).

          "HAZARDOUS MATERIAL" means any substance, material or waste, or any constituent thereof, which is regulated by any local Governmental Body, Governmental Body in any jurisdiction in which the Seller or any Subsidiary or affiliate of the Seller conducts business, or the United States or other national government, or is regulated by or forms the basis of liability under any Environmental Law, including, without limitation, any material or substance which is defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste," "subject waste," "contaminants," "toxic waste" or "toxic substance" under any provision of Law, including but not limited to, petroleum products, asbestos and polychlorinated biphenyls.

          "INACTIVE EMPLOYEES" has the meaning set forth in Section 8.1(a) hereof.

          "INCOME BEFORE TAXES" shall mean that amount which is equal to the increase in the income before taxes of the Seller, for the period beginning December 1, 1996 and ending on the Closing Date. For purposes of such calculation, the income before taxes of the Seller as of December 1, 1996 are agreed to be $1,850,212.47, as set forth on Seller's income statement for the period from July 1, 1996 to November 30, 1996 (the "INCOME STATEMENT"). For purposes of the calculation of Income Before Taxes, such income is calculated without regard to federal, state or local income taxes. The Income Before Taxes shall be jointly determined by the respective accountants for Seller and Purchasers using the same methods employed by Seller's accountants in determining the income before taxes shown on the Income Statement. If the respective accountants for Seller and Purchasers cannot agree on the Income Before Taxes, they shall together select a third accounting firm to render a binding determination, the costs of which third firm shall be shared equally by Seller and Purchasers.

          "INDEMNITEE" has the meaning set forth in Section 12.3(a) hereof.

          "INDEMNITOR" has the meaning set forth in Section 12.3(a) hereof.

          "INITIAL BALANCE SHEET" means the unaudited balance sheet of the Business at November 30, 1996, attached as part of Schedule 4.6 hereto.

          "INSOLVENCY EVENT" means any of the following events: (a) any Person, pursuant to or within the meaning of any bankruptcy or insolvency law: (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; (v) is unable or admits it is unable to pay its debts as the same become due; (vi) commences, or has commenced against it, any proceeding for liquidation or dissolution; or (vii) takes any steps to accomplish any of the foregoing; or (b) a court of competent jurisdiction enters an order or decree under any bankruptcy or insolvency law that: (i) is for relief against such Person in an involuntary case; (ii) appoints a custodian of such Person or for all or substantially all of its property; or (iii) orders the liquidation or dissolution of such Person.

          "INTANGIBLE ASSETS" has the meaning set forth in Section 1.1(f) hereof.

          "INTEREST" has the meaning set forth in Section 6.4 hereof.

          "LAW" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, or regulation.

          "LEASED REAL PROPERTY" has the meaning set forth in Section 1.1(d) hereof.

          "LEGAL PROCEEDING" means any judicial, administrative or arbitral action, suit, proceeding (public or private), claim, investigation or governmental proceeding.

          "LIEN" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or right in favor of any third party.

          "MATERIAL ADVERSE CHANGE" means any material adverse change on, or in, any material portion of the Assets or the business, condition (financial or otherwise), results of operations or liabilities of the Business.

          "MATERIAL ADVERSE EFFECT" means an effect that results in or causes, or has a reasonable likelihood of resulting in or causing, a Material Adverse Change.

          "NEC LETTER" has the meaning set forth in Section 9.2(k) hereof.

          "NOTES"  has the meaning set forth in Section 2.1 hereof.

          "NOTICE OF HEARING" has the meaning set forth in Section 4.3 hereof.

          "ORDER" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

          "PATENT-RELATED ASSETS" has the meaning set forth in Section 1.1(e) hereof.

          "PERMIT" means any written approval, authorization, consent, franchise, license, permit or certificate by any Governmental Body.

          "PERMIT APPLICATION" has the meaning set forth in Section 4.3 hereof.

          "PERMITTED EXCEPTIONS" means (a) statutory Liens for current taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings,
(b) mechanics', carriers', workers', repairers' and similar Liens arising or incurred in the ordinary course of business that are not in the aggregate material to the Business or the Assets, (c) zoning, entitlement and other land use and environmental regulations by Governmental Bodies, provided that such regulations have not been violated, and (d) purchase money Liens or purchase money security interests upon or in any Inventory acquired or held by the Seller in the ordinary course of business to secure the purchase price of such Inventory or to secure indebtedness incurred solely for the purpose of financing the acquisition of such Inventory, as set forth on Schedule 14.1 hereto.

          "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or Governmental Body.

          "PURCHASE PRICE" has the meaning set forth in Section 2.1 hereof.

          "PURCHASERS" has the meaning set forth in the recitals hereto.

          "PURCHASER DOCUMENTS" has the meaning set forth in Section 5.2 hereof.

          "PURCHASER REPRESENTATIVES" has the meaning set forth in Section 6.2 hereof.

          "REMEDIAL ACTION" means any action, including, without limitation, any capital expenditure, required or voluntarily undertaken to (a) clean up, remove, treat, or in any other way address any Hazardous Material or other substance in the indoor or outdoor environment, (b) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare of the indoor or outdoor environment, (c) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (d) bring any Asset into compliance with all Environmental Laws and Permits.

          "SELLER" has the meaning set forth in the recitals hereto.

          "SELLER DOCUMENTS" has the meaning set forth in Section 4.2 hereof.

          "TAX RETURNS" shall mean any report, return, information return or other information required to be supplied to a taxing authority in connection with Taxes.

          "TAXES" means (i) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (i) and (iii) any transferee liability or liability pursuant to contract or other arrangement in respect of any items described in clauses (i) and/or (ii).

          "TRANSFERRED EMPLOYEES" means all Active Employees who accept offers of employment from PG Newco on or after the Closing Date.

          "TRANSFERRED PLANS" has the meaning set forth in Section 8.2 hereof.

          14.2 PRORATIONS. (a) PG Newco and the Seller hereby agree as follows with regard to prorations applicable to the consummation of the transactions contemplated hereby. The parties agree that all operational expenses incurred directly in the operation of the Business, including, without limitation, utility bills, the expense of supplies, the expense of fuel, and the like, shall be prorated between the parties as of the Closing Date, and as of the Closing Date shall become the obligation and responsibility of PG Newco. Prorations which are to be effected on the Closing Date shall be made on the Closing Date or, if such prorations cannot reasonably be made as of the Closing Date, as soon thereafter as possible and "as of" the Closing Date.

          (b) All personal and real property taxes and special and general assessments relating to the Assets shall be prorated by the parties as of the Closing Date, and all such taxes applicable to periods of time prior to and through such date shall be the sole obligation, responsibility and expense of the Seller, and shall be paid by the Seller. All such assessments and taxes applicable to periods following the Closing Date shall be the sole obligation, responsibility and expense of PG Newco.

          14.3 WAIVER OF COMPLIANCE WITH BULK TRANSFER LAWS. The Purchasers hereby waive compliance by Seller with the provisions of the "bulk sales", "bulk transfer" or similar laws of any state of the United States. The Seller and each Shareholder Indemnitor hereby jointly and severally indemnify the Purchasers from any Losses resulting from Seller's failure to comply with any such "bulk sales," "bulk transfer" or similar laws.

          14.4  Intentionally left blank.

          14.5 ENTIRE AGREEMENT. This Agreement (with its Schedules and Exhibits) contains, and is intended as, a complete statement of all of the terms and the arrangements between the parties hereto with respect to the matters provided for herein, and supersedes any and all previous agreements and understandings between the parties hereto with respect to those matters.

          14.6 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed in such jurisdiction. Except as expressly set forth in
Article XII hereof, any action to enforce, which arises out of or in any way relates to, any of the provisions of this Agreement or the instruments, agreements and other documents contemplated hereby shall be brought and prosecuted in the courts of the State of Delaware or of the United States for the District of Delaware. Each party irrevocably: (a) submits to the exclusive jurisdiction of the aforesaid courts, and (b) waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding ("Proceedings") brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 14.10. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.

          14.7 TRANSFER AND OTHER TAXES. The Seller shall be responsible for the cost of all transfer and documentary taxes and fees imposed with respect to instruments of conveyance in the transaction contemplated hereby and shall bear the cost of all sales, use, gains, excise and other transfer or similar taxes applicable in respect of the transfer of the Assets contemplated hereunder. The Seller shall execute and deliver to the Purchasers at the Closing any certificates or other documents as the Purchasers may reasonably request to perfect any exemption from any such transfer, documentary, sales, gains, excise or use tax.

          14.8 EXPENSES. Each of the parties hereto shall bear its own expenses (including, without limitation, fees and disbursements of its counsel, accountants, investment bankers, brokers and other experts), incurred by it in connection with the preparation, negotiation, execution, delivery and performance of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

          14.9 TABLE OF CONTENTS AND HEADINGS. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

          14.10 NOTICES. All notices and other communications under this Agreement shall be in writing (including, without limitation, telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand or by a nationally recognized courier service guaranteeing overnight delivery to a party at the following address (or to such other address as such party may have specified by notice given to the other party pursuant to this provision):

          If to the Seller or any of its stockholders, to:

          Peter G. VanHeusden
          c/o PG Design Electronics Inc.
          48700 Structural Drive
          Chesterfield, Michigan  48051
          Facsimile:  (810) 598-8008

          With a copy to:

          David J. Wellman, Esq.
          Colombo & Colombo
          1500 Woodward Avenue, Suite 300
          P.O. Box 2028
          Bloomfield Hills, Michigan  48303-2028
          Facsimile:  (810) 645-5418

          If to either Purchaser, to:

          PG Newco Corp.
          c/o Milwaukee Land Company
          547 West Jackson Boulevard
          Suite 1510
          Chicago, Illinois  60661
          Attention:  Edwin Jacobson
          Facsimile:  (312) 663-9397


          With a copy to:

          Raymond O. Gietz, Esq.
          Weil, Gotshal & Manges LLP
          767 Fifth Avenue
          New York, New York  10153
          Facsimile:  (212) 310-8007

All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective three days after deposit in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company, delivered by hand to the addressee or one day after delivery to the courier service.

          14.11 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validly or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

          14.12 BINDING EFFECT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party (by operation of law or otherwise) without the prior written consent of each of the other parties hereto and any attempted assignment without such required consents shall be void.

          14.13 AMENDMENTS. (a) Any provision of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, (i) in the case of an amendment, by both Purchasers, the Seller, and the Shareholder Indemnitors, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          14.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date and year first above written.

               MILWAUKEE LAND COMPANY


               By:    /s/ Edwin Jacobson
                  ---------------------------------
                  Name:   Edwin Jacobson
                  Title:  President and Chief Executive Officer


               PG NEWCO CORP.


               By:    /s/ Edwin Jacobson
                  ---------------------------------
                  Name:   Edwin Jacobson
                  Title:  Chairman of the Board


               PG DESIGN ELECTRONICS, INC.


               By:    /s/ Peter G. VanHeusden
                  ---------------------------------
                  Name:   Peter G. VanHeusden
                  Title:  President

                      /s/ Peter G. VanHeusden
                  ---------------------------------
                    Peter G. VanHeusden, as
                    Shareholder Indemnitor

                      /s/ Adrian J. VanHeusden
                  ---------------------------------
                    Adrian J. VanHeusden, as
                    Shareholder Indemnitor

                      /s/ Marie VanHeusden
                  ---------------------------------
                    Marie VanHeusden, as
                    Shareholder Indemnitor

                                  APPENDIX B

                            MILWAUKEE LAND COMPANY
               CONDENSED PRO FORMA UNCONSOLIDATED BALANCE SHEET

                               December 31, 1996
                                  (Unaudited)

                                (In Thousands)


                               Milwaukee
                                  Land         Pro Forma
                              Company/(1)/  Adjustments/(2)/  Pro Forma
                              ------------- ----------------  ---------
Assets
 Investments
  Non Affiliates                 $ 9,535          $(9,535)      $     0
  Affiliates                       7,589           12,535        20,124
                                 -------          -------       -------
                                  17,124            3,000        20,124
Cash                               1,192                          1,192
Receivables                          687                            687
Prepaid and other assets              62                             62
                                 --------------------------------------
                                 $19,065          $ 3,000       $22,065
                                 ======================================
Liabilities
 Accounts payable and
  accrued liabilities            $ 1,481                          1,481
Note Payable                                        3,000         3,000
Net Assets                        17,584                         17,584
                                 --------------------------------------
                                 $19,065            3,000        22,065
                                 ======================================

See Notes to Condensed Pro Forma Unconsolidated Balance Sheet



                            MILWAUKEE LAND COMPANY
           NOTES TO CONDENSED PRO FORMA UNCONSOLIDATED BALANCE SHEET
                                (In Thousands)


(1)  Represents the historical financial position at December 31, 1996.

(2) Milwaukee Land Company will sell marketable securities of $9,535 and invest $3,000 in and lend $6,535 to a wholly-owned non-investment company subsidiary which borrows additional amounts necessary to acquire certain assets and liabilities of PG Design Electronics. Milwaukee Land Company also issues two $1,500 Promissory Notes to PG Design Electronics to acquire certain assets and liabilities. These assets and liabilities are transferred to Milwaukee Land Company's wholly owned subsidiary.

                            MILWAUKEE LAND COMPANY
          CONDENSED PRO FORMA UNCONSOLIDATED STATEMENT OF OPERATIONS

                                  Year Ended
                               December 31, 1996
                                  (Unaudited)

                                (In thousands)

                                    Milwaukee
                                       Land           Pro Forma
                                     Company(/1/)    Adjustments          Pro Forma
                                     -------         -----------          ---------
Investment income                    $  1,200        $   (207)  /(2)/     $     993
Expenses                                1,075                                 1,075
                                     ----------------------------------------------
Net investment income (loss)              125            (207)                  (82)
Realized gains on sales of
  investments                              57                                    57
Unrealized depreciation on
  investments                          (1,567)          1,255   /(3)/          (312)
                                     ----------------------------------------------
Net decrease in assets resulting
  from operations                    $ (1,385)       $  1,048             $    (337)
                                     ==============================================

See notes to Condensed Pro Forma Unconsolidated Statement of Operations


                            MILWAUKEE LAND COMPANY
      NOTES TO CONDENSED PRO FORMA UNCONSOLIDATED STATEMENT OF OPERATIONS
                                (In Thousands)

(1) Represents historical results of operations for the year ended December 31, 1996

(2) To reduce investment income in consideration of investment liquidated to accomplish the purchase

          Investments liquidated                      $(9,535)
          1996 average investment returns                 6.9%
                                                       ------
                                                         (658)

          Debt investment in P G Newco                  6,535
          1996 average investment returns                 6.9%
                                                       ------
                                                          451
                                                       ------
                                                         (207)
                                                       ======

(3) To record an increase in the fair value of the investment in PG Electronics equal to its 1996 net income.

                                                                      APPENDIX C



                           Financial Statements and
                           Additional Information

                           P G Design Electronics, Inc.

                           Year ended December 31, 1996 with
                           Report of Independent Auditors



                   [LOGO OF ERNST & YOUNG LLP APPEARS HERE]


                                   CONTENTS
                                   --------
                                                                     Page
                                                                     ----
Report of Independent Auditors                                       C-1

Financial statements
   Balance sheet                                                     C-2
   Statement of income and retained earnings                         C-4
   Statement of cash flows                                           C-5
   Notes to financial statements                                  C-6 - C-9

Additional information:                                              C-10
   Summary of cost of sales                                          C-11
   Summary of general and administrative expenses                    C-12


                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]


                        REPORT OF INDEPENDENT AUDITORS
                        ------------------------------

The Board of Directors
P G Design Electronics, Inc.

We have audited the accompanying balance sheet of P G Design Electronics, Inc. as of December 31, 1996 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of P G Design Electronics, Inc. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying summary of cost of sales and summary of general and administrative expenses are presented for purposes of additional analysis and are not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in our audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as whole.

                                                           /s/ Ernst & Young LLP
February 13, 1997

      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                         P G DESIGN ELECTRONICS, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1996

                                    ASSETS
                                    ------

Current assets:
   Cash                                                        $ 1,118,624
   Accounts receivable, net of allowance for doubtful
     accounts of $63,978                                         3,729,971
   Inventories                                                   2,730,539
   Deferred income taxes                                           666,000
   Prepaid expenses                                                102,437
                                                               -----------
             Total current assets                                8,347,571
                                                               -----------
Property and equipment:
   Machinery and equipment                                       7,251,160
   Furniture and equipment                                         462,425
   Leasehold improvements                                          192,014
                                                               -----------
                                                                 7,905,599
   Less accumulated depreciation
     and amortization                                            5,011,741
                                                               -----------

                                                                 2,893,858
                                                               -----------

Other assets:
   Intangibles, net of amortization of $11,400                      11,000
   Note receivable, officer                                         82,297
   Deposits                                                        100,450
                                                               -----------
                                                                   193,747
                                                               -----------

                                                               $11,435,176
                                                               ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

Current liabilities:
  Note payable, bank                                            $  100,000
  Current portion of long-term debt                                612,565
  Accounts payable, trade                                        2,499,211
  Accrued expenses:
    Payroll taxes withheld and accrued                              15,528
    Pension and profit sharing                                     498,018
    Other                                                          255,133
  Income taxes payable                                           1,007,467
                                                               -----------

                       Total current liabilities                 4,987,922
                                                               -----------

Long-term debt                                                   1,022,240
                                                               -----------

Stockholders' equity:
  Common stock, $1 par value
    Authorized - 50,000 shares
    Issued and outstanding - 1,200 shares                            1,200
  Retained earnings                                              5,423,814
                                                               -----------

                                                                 5,425,014
                                                               -----------


                                                               $11,435,176
                                                               ===========

                            See accompanying notes.

                         P G DESIGN ELECTRONICS, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                         YEAR ENDED DECEMBER 31, 1996



Sales                                                              $25,021,647

Cost of sales                                                       20,158,079
                                                                   -----------

Gross margin                                                         4,863,568

General and administrative expenses                                  2,667,188
                                                                   -----------

Income from operations                                               2,196,380
                                                                   -----------

Other income (expense):
  Interest expense                                                    (191,063)
  Interest income                                                       70,564
  Miscellaneous income                                                     298
                                                                   -----------

                                                                      (120,201)
                                                                   -----------

Income before income taxes                                           2,076,179

Income taxes                                                           821,000
                                                                   -----------

Net income                                                           1,255,179

Retained earnings, beginning of period                               4,168,635
                                                                   -----------

Retained earnings, end of period                                   $ 5,423,814
                                                                   ===========


                            See accompanying notes.

                         P G DESIGN ELECTRONICS, INC.

                            STATEMENT OF CASH FLOWS

                         YEAR ENDED DECEMBER 31, 1996


Cash flows provided by (used in) operating activities:
  Net income                                                      $  1,255,179
                                                                  ------------
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                                     1,264,513
    Amortization                                                         2,000
    Deferred income taxes                                             (410,000)
    Add (deduct) changes in working capital:
      Increase in receivables                                       (2,361,044)
      Decrease in inventories                                          395,794
      Increase in prepaid expenses                                     (25,160)
      Increase in accounts payable                                     836,253
      Increase in accrued expenses                                     313,720
      Increase in income taxes payable                                 690,336
                                                                  ------------

                                                                       704,412
                                                                  ------------

  Net cash provided by operting activities                           1,961,591
                                                                  ------------

Cash flows provided by (used in) investing activties:
  Purchases of property and equipment                               (1,518,161)
  Sale of investments                                                  373,966
  Increase in note receivable, officer                                  (7,953)
                                                                  ------------

  Net cash used ininvesting activities                              (1,152,148)
                                                                  ------------

Cash flows provided by (used in) financing activities:
  Short-term borrowing, net of repayments                             (464,000)
  Proceeds from issuance of long-term debt                             340,000
  Principal payments onlong-term debt                                 (607,760)
                                                                  ------------

  Net cash used in financing activities                               (731,760)
                                                                  ------------

Net increase in cash and cash equivalents                               77,683

Cash and cash equivalents at beginning of period                     1,040,941
                                                                  ------------

Cash and cash equivalents at end of period                        $  1,118,624
                                                                  ============


                            See accompanying notes.

                         P G DESIGN ELECTRONICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996


1.   Summary of accounting policies
     ------------------------------

     This summary of accounting policies of P G Design Electronics, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity.

     Cash and cash equivalents
     -------------------------

     Cash and cash equivalents are defined as cash on hand and demand deposits in banks plus short term investments that are readily convertible to cash as well as investments with original maturities of three months or less.

     Inventories
     -----------

     Inventories are stated at the lower of cost, on a first-in, first-out basis, or market.

     Property and equipment
     ----------------------

     Property and equipment is stated at cost. Depreciation is determined using accelerated methods over the estimated useful lives of the property and equipment which range from five to seven years for equipment and 39 years for leasehold improvements.

     Intangibles
     -----------

     The cost of the intangibles acquired are being amortized on a straight-line basis over their estimated remaining life of ten years.

     Income Taxes
     ------------

     Deferred income taxes have been provided on temporary differences arising primarily form inventory costs for financial reporting purposes and for income tax purposes.

2.   Inventories
     -----------

     Inventories consist of the following:

       Raw material                                              $ 2,078,266
       Work-in-process                                               565,708
       Finished goods                                                 86,565
                                                                 -----------

                                                                 $ 2,730,539
                                                                 ===========

3.   Note receivable, officer
     ------------------------

     The note receivable, officer, is an 8% unsecured note with no specific repayment terms. No payments are expected to be made in the coming year.

4.   Note payable, bank
     ------------------

     The Company has established a line of credit with a bank. Under the terms of the line of credit the company can borrow up to $2,000,000 at the prime lending rate (8.25% at December 31, 1996) based upon eligible accounts receivable. The line is collateralized by accounts receivable, inventory and machinery and equipment, is personally guaranteed by the major stockholder of the Company and is cross collateralized with the equipment loan described in Note 5. Borrowing against this line of credit at December 31, 1996 was $100,000.

5.   Long-term debt
     --------------

     The company has established an equipment line of credit with a bank. The Company may borrow up to $2,300,000 for the acquisition of new or used equipment. Currently the Company has approximately $769,000 available under this line of credit. Interest is at the prime lending rate and is cross collateralized with the note payable described in Note 4 and is personally guaranteed by an officer of the Company.

     Long-term debt is comprised of the following:

       Payable in monthly installments of $7,324
         plus interest, due 1999.                                     $  227,044

       Payable in monthly installments of $7,017
         plus interst, due 1999.                                         252,592

       Payable in monthly installments of $14,679
         plus interest, due 1999.                                        396,334

       Payable in monthly installments of $1,167
         plus interest, due 1999.                                         32,680

       Payable in monthly installments of $6,521,
         plus interest, due 2000.                                        293,430

       Payable in monthly installments of $5,667
         plus interest, due 2001.                                        328,667

       Equipment lease                                                   104,058
                                                                      ----------

                                                                       1,634,805

       Less current portion                                              612,565
                                                                     -----------

                                                                     $ 1,022,240
                                                                     ===========

     --------------------------

     Maturities of long-term debt are as follows:


                                            1998              $    508,506
                                            1999                   330,418
                                            2000                   126,650
                                            2001                    56,666
                                                              ------------
                                                              $  1,022,240
                                                              ============

6.   Leases
     ------

     The Company leases its office and plant facilities. The lease is for a period of ten years beginning February, 1994 at a monthly rental of $13,000. Rent expense for the facilities lease included in operations amounted to $156,000.

     In addition, the Company is currently leasing office equipment under a non-cancelable lease expiring in 2000.

     The following is a schedule of future minimum rental payments required under the above operating leases as of December 31, 1996:


                                            1997              $    161,012
                                            1998                   161,012
                                            1999                   161,012
                                            2000                   157,671
                                            2001                   156,000
                                            Thereafter             325,000
                                                              ------------

                                                              $  1,121,707
                                                              ============

7.   Cash flows
     ----------

     Cash paid for interest and income taxes amounted to the following:


             Interest                                            $ 193,377
                                                                 =========
             Income taxes                                        $ 542,664
                                                                 =========

8.   Pension and profit sharing
     --------------------------

     The Company sponsors a profit sharing plan and a defined contribution pension plan which covers substantially all of its employees. Contributions of 10% of eligible employee payroll are required to be made to the defined contribution pension plan. For the current year contributions to be defined contribution pension plan were $220,118. Contributions to the profit sharing plan are determined annually by the Board of Directors of P G Design Electronics, Inc. A contribution of $233,405 was made to the profit sharing plan for the current year.

9.   Income taxes
     ------------

     Income tax expense consists of the following:


                    Currently payable                      $  1,231,000

                    Deferred income taxes                      (410,000)
                                                           ------------

                                                           $    821,000
                                                           ============

     Deferred taxes result from differences in the recognition of expenses for income tax and financial reporting purposes and relate principally to inventory.

10.  Major customers
     ---------------

     A material part of the Company's business is dependent on a few customers, the loss of any one could have a material effect on the Company. During the current year four customers accounted for $21,568,000 of sales.

                            ADDITIONAL INFORMATION

                         P G DESIGN ELECTRONICS, INC.

                           SUMMARY OF COST OF SALES

                               December 31, 1996


Raw materials:
  Inventories, beginning of period                            $ 2,531,645
  Purchases                                                    13,683,559
  Inventories, end of period                                   (2,078,266)
                                                              -----------
                                                               14,136,938
                                                              -----------

Labor and manufacturing overhead:
  Production labor                                              1,600,029
  Production engineering                                          666,899
  Production development                                          462,496
  Temporary production labor                                      522,341
  Depreciation                                                  1,197,966
  Insurance                                                       313,123
  Rent                                                            156,000
  Repairs and maintenance                                          94,754
  Shipping - inbound                                              160,546
  Shipping - freight                                               15,522
  Shipping supplies                                               168,840
  Shop supplies                                                   506,550
  Payroll taxes                                                   138,609
  Utilities                                                       123,088
                                                              -----------
                                                                6,126,763

Increase in labor and overhead applicable
   to inventory                                                  (105,622)
                                                              -----------
                                                                6,021,141
                                                              -----------
                                                              $20,158,079
                                                              ===========

                         P.G. DESIGN ELECTRONICS, INC.

                SUMMARY OF GENERAL AND ADMINISTRATIVE EXPENSES

                               December 31, 1996


Administrative salaries                                        $  325,222
Executive salaries                                                869,520
Advertising                                                        25,834
Bank and credit card charges                                       18,000
Commission expense                                                 34,200
Consulting fees                                                    12,177
Entertainment and promotion                                        37,527
Automotive and travel expenses                                    107,752
Bad debts                                                          52,338
Depreciation                                                       66,547
Amortization of intangibles                                         2,000
Dues and subscriptions                                              2,163
Equipment rental                                                   14,598
Legal and accounting                                               87,832
Office supplies                                                   122,559
Pension and profit sharing contribution                           453,523
Payroll taxes                                                      82,670
Single business tax                                               175,011
Other taxes                                                        96,723
Telephone                                                          34,098
Officer life insurance                                                932
Temporary office services                                           7,922
Office repairs and maintenance                                     11,727
Donations                                                             300
Tuition expenses                                                   26,013
                                                               ----------
                                                               $2,667,188
                                                               ==========

                                  APPENDIX D

                   UNAUDITED FINANCIAL STATEMENTS--PG Design

                         P.G. DESIGN ELECTRONICS, INC.

                          --------------------------

                             FINANCIAL STATEMENTS
                                      and
                            ADDITIONAL INFORMATION
                                     with
                          ACCOUNTANTS' REVIEW REPORT

                      YEARS ENDED JUNE 30, 1996 AND 1995

                              ------------------

                                   CONTENTS
                                   --------




                                                                       Page
                                                                       ----
Accountants' Review Report                                                1

Financial statements:
   Balance sheets                                                         2
   Statements of income and retained earnings                             3
   Statements of cash flows                                               4
   Notes to financial statements                                        5-7


Additional information
   Summary of cost of sales                                               8
   Summary of general and administrative expenses                         9

          [LETTERHEAD OF HIRZEL, JACKSON & SWAINE, P.C. APPEARS HERE]

                          ACCOUNTANTS' REVIEW REPORT
                          --------------------------


The Board of Directors
P.G. Design Electronics, Inc.
Chesterfield, Michigan

We have reviewed the accompanying balance sheets of P.G. Design Electronics, Inc. as of June 30, 1996 and 1995, and the related statements of income and retained earnings and cash flows for the years then ended, in accordance with standards established by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of P.G. Design Electronics, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made primarily for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements for them to be in conformity with generally accepted accounting principles. The other data accompanying the financial statements, presented only for analysis purposes, has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. We did not become aware of any material modifications that should be made to the other data.

                                             /s/ Hirzel, Jackson, & Swaine



August 30, 1996

                         P.G. DESIGN ELECTRONICS, INC.

                                BALANCE SHEETS

                                    ASSETS
                                    ------



                                                                                           June 30
                                                                                 ---------------------------
                                                                                    1996            1995
                                                                                 -----------     -----------
Current assets:
   Cash                                                                          $ 1,468,399     $    60,375
   Investments                                                                             -         571,067
   Accounts receivable, net of allowance for doubtful
     accounts of $13,000 in 1996                                                   1,939,010       3,139,145
   Current portion of notes receivable, officer                                            -          15,000
   Inventories                                                                     2,972,542       3,839,512
   Refundable income taxes                                                                 -          10,394
   Prepaid expenses                                                                   66,855          46,859
                                                                                 -----------     -----------
             Total current assets                                                  6,446,806       7,682,352
                                                                                 -----------     -----------

Property and equipment:
   Machinery and equipment                                                         6,456,793       5,121,938
   Furniture and equipment                                                           426,851         390,031
   Leasehold improvements                                                            192,014         188,539
                                                                                 -----------     -----------

                                                                                   7,075,658       5,700,508
   Less accumulated depreciation
     and amortization                                                              4,411,950       3,317,538
                                                                                 -----------     -----------

                                                                                   2,663,708       2,382,970
                                                                                 -----------     -----------
Other assets:
   Intangibles, net of amortization                                                   12,000          14,000
   Note receivable, officer                                                           79,132          56,461
   Deposits                                                                          100,450         100,450
                                                                                 -----------     -----------
                                                                                     191,582         170,911
                                                                                 -----------     -----------
                                                                                 $ 9,302,096     $10,236,233
                                                                                 ===========     ===========



                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------


                                                                                           June 30
                                                                                 ---------------------------
                                                                                    1996            1995
                                                                                 -----------     -----------
Current liabilities:
   Note payable, bank                                                            $   750,000     $ 1,103,000
   Current portion of notes payable, officer                                               -           4,770
   Current portion of long-term debt                                                 614,276         505,066
   Accounts payable, trade                                                         2,230,099       3,384,832
   Accrued expenses:
     Payroll taxes witheld and accrued                                                 4,083          14,088
     Pension and profit sharing                                                      317,196         200,491
     Other                                                                           116,239         247,788
   Income taxes payable                                                               92,593               -
                                                                                 -----------     -----------

             Total current liabilities                                             4,124,486     $   460,035
                                                                                 -----------     -----------
Long-term debt                                                                       981,832       1,264,634
                                                                                 -----------     -----------
Stockholders' equity:
   Common stock, $1 par value
     Authorized - 50,000 shares                                                        1,200           1,200
     Issued and outstanding - 1,200 shares                                         4,194,578       3,510,364
                                                                                 -----------     -----------
   Retained earnings                                                               4,195,778       3,511,564
                                                                                 -----------     -----------




                                                                                 $ 9,302,096     $10,236,233
                                                                                 ===========     ===========


             The accompanying notes and accountants' review report
                should be read with these financial statements.

                                                                               3
                         P.G. DESIGN ELECTRONICS, INC.

                  STATEMENTS OF INCOME AND RETAINED EARNINGS


                                                                    Years Ended June 30,
                                                                ----------------------------
                                                                    1996             1995
                                                                -----------      -----------

Sales                                                           $22,903,181      $20,472,208

Cost of sales                                                    19,278,802       18,290,907
                                                                -----------      -----------

Gross margin on sales                                             3,624,379        2,181,301

General and administrative expenses                               2,505,316        1,378,626
                                                                -----------      -----------

Income from operations                                            1,119,063          802,675
                                                                -----------      -----------

Other income (expense):
  Interest expense                                                 (221,538)        (294,126)
  Interest income                                                    70,859           43,803
  Miscellaneous income                                                  572               21
  Gain on disposal of equipment                                      97,748           82,647
                                                                -----------      -----------

                                                                    (52,359)        (167,655)
                                                                -----------      -----------

Income before income taxes                                        1,066,704          635,020

Income taxes                                                        382,490         (217,500)
                                                                -----------      -----------

Net income                                                          684,214          417,520

Retained earnings, beginning of year                              3,510,364        3,092,844
                                                                -----------      -----------

Retained earnings, end of year                                   $4,194,578       $3,510,364
                                                                ===========      ===========

             The accompanying notes and accountants' review report
                should be read with these financial statements.

                         P.G. DESIGN ELECTRONICS, INC.

                           STATEMENTS OF CASH FLOWS


                                                                   Years Ended June 30
                                                               --------------------------
                                                                   1996          1995
                                                               -----------   ------------
Cash flows from operating activities:
  Net income                                                   $   684,214    $   417,520
                                                               -----------   ------------
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                                 1,192,160      1,196,019
    Amortization                                                     2,000          4,160
    Gain on disposal of equipment                                  (97,748)       (82,647)
  Add (deduct) changes in working capital:
    Decrease (increase) in receivables                           1,200,135     (2,395,713)
    Decrease (increase) in inventories                             866,970     (1,482,497)
    Decrease in refundable income taxes                             10,394        246,722
   (Increase) in prepaid expenses                                  (19,996)        (8,832)
   (Decrease) increase in accounts payable                      (1,154,733)     2,166,983
   (Decrease) increase in accrued expenses                         (24,849)       332,317
    Increase in income taxes payable                                92,593              -
                                                               -----------   ------------

                                                                 2,066,926        (23,488)
                                                               -----------   ------------

  Cash and cash equivalents provided by
      operating activities                                       2,751,140        394,032
                                                               -----------   ------------

Cash flows from investing activities:
  Purchases of property and equipment                           (1,502,162)    (1,007,533)
  Sale (purchase) of investments                                   571,067       (266,063)
  Decrease in note payable, officer                                 (4,770)             -
  Increase in note receivable, officer                              (7,671)       (71,461)
                                                               -----------   ------------

  Net cash used in investing activities                           (943,536)    (1,345,057)
                                                               -----------   ------------

Cash flows from financing activities
  Short-term borrowings, net of repayments                        (353,000)       553,000
  Proceeds from sale of equipment                                  127,012        166,257
  Proceeds from issuance of long-term debt                         378,898        860,440
  Principal payments on long-term debt                            (552,490)      (997,455)
  Increase in deposits                                                   -           (247)
                                                               -----------   ------------

  Net cash (used-in) provided by financing activities             (399,580)       581,995
                                                               -----------   ------------

Net increase (decrease) in cash and cash equivalents             1,408,024       (369,030)

Cash and cash equivalents at beginning of year                      60,375        429,405
                                                               -----------   ------------

Cash and cash equivalents at end of year                       $ 1,468,399   $     60,375
                                                               ===========   ============

             The accompanying notes and accountants' review report
               should be read with these financial statements.

                                                                               5
                         P.G. DESIGN ELECTRONICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                            June 30, 1996 and 1995


1.   Summary of accounting policies
     ------------------------------

     This summary of accounting policies of P.G. Design Electronics, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity.

     Cash and cash equivalents
     -------------------------

     Cash and cash equivalents are defined as cash on hand and demand deposits in banks plus short term investments that are readily convertible to cash as well as investments with original maturities of three months or less.

     Inventories
     -----------

     Inventories are stated at the lower of cost, on a first-in, first-out basis or market.

     Property and equipment
     ----------------------

     Property and equipment is stated at cost. Depreciation is determined using accelerated methods over the estimated useful lives of the property and equipment which range from five to seven years for equipment and 39 years for leasehold improvements.

     Intangibles
     -----------

     The cost of the intangibles acquired are being amortized on a straight-line basis over their estimated remaining life of ten years.

     Cash flows
     ----------

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

2.   Inventories
     -----------

     Inventories consist of the following:


                                                  1996          1995
                                               ----------    ----------

         Raw material                          $2,332,833    $2,933,171
         Work-in-process                          518,383       582,923
         Finished goods                           121,326       323,418
                                               ----------    ----------

                                               $2,972,542    $3,839,512
                                               ==========    ==========

                                                                               6
3.   Note receivable, officer
     ------------------------

     The note receivable, officer, is an 8% note with no specific repayment terms. No payments are expected to be made in the coming year.

4.   Note payable, bank
     ------------------

     The Company has established a line of credit with a bank. Under the terms of the line of credit the Company can borrow up to $1,500,000 at the prime lending rate based upon eligible accounts receivable. The line is collateralized by accounts receivable, inventory and property and equipment, is personally guaranteed by the major stockholder of the Company and is cross collateralized with the equipment loan described in
     Note 5. Borrowings against this line of credit for 1996 and 1995 were $750,000 and $1,103,000, respectively.

5.   Long-term debt
     --------------

     The Company has established an equipment line of credit with a bank. The Company may borrow up to $2,300,000 for the acquisition of new or used equipment. Currently the Company has approximately $877,000 available under this line of credit. Interest is at the prime lending rate and is cross collateralized with the note payable described in Note 4 and is personally guaranteed by an officer of the Company.

     Long-term debt is comprised of the following:

                                                                        1996           1995
                                                                     ----------     ----------
     Payable in monthly installments of $7,324
       plus interest, due 2000.                                      $  270,988     $  358,876

     Payable in monthly installments of $7,017
       plus interest, due 2000.                                         294,694        378,898

     Payable in monthly installments of $14,679
       plus interest, due 1999.                                         484,408        660,556

     Payable in monthly installments of $1,167
       plus interest, due 1999.                                          39,682         53,688

     Payable in monthly installments of $6,521
       plus interest, due 2001.                                         332,554              -

     Payable in monthly installments of $11,342
       plus interest, due 1995.                                               -         45,366

     The Company has entered into a lease agreement
       which has been classified as a financing arrangement.
       Monthly payments are $10,501, including interest,
       due in 1996.                                                     173,782        272,316
                                                                     ----------     ----------

                                                                      1,596,108      1,769,700

     Less current portion                                               614,276        505,066
                                                                     ----------     ----------

                                                                     $  981,832     $1,264,634
                                                                     ==========     ==========

    --------------------------


    Maturities of long-term debt are as follows:
                                          1998              $  440,494
                                          1999                 394,123
                                          2000                 127,654
                                          2001                  19,561
                                                            ----------
                                                            $  981,832
                                                            ==========

6.  Leases
    ------

    The Company leases its office and plant facilities. The lease is for a period of ten years beginning February, 1994 at a monthly rental of $13,000. Rent expense for the facilities lease included in operations for 1996 and 1995 amounted to $156,000.

7.  Cash flows
    ----------

    Cash paid for interest and income taxes amounted to the following:

                                                  1996          1995
                                               ---------      ---------
            Interest                           $ 221,538      $ 291,424

            Income taxes                       $ 279,503      $ 175,000


8.  Pension and profit sharing
    --------------------------

    The Company sponsors a profit sharing plan and a defined contribution pension plan which covers substantially all of its employees. Contributions of 10% of eligible employee payroll are required to be made to the defined contribution pension plan. For 1996 and 1995 the contributions to the defined contribution pension plan were $197,195 and $92,158, respectively. Contributions to the profit sharing plan are determined annually by the Board of Directors of P.G. Design Electronics, Inc. For 1996, a contribution of $120,000 was made to the profit sharing plan. For 1995, a contribution of $108,333 was made to the profit sharing plan.

9.  Major customers
    ---------------

    A material part of the Company's business is dependent on a few customers, the loss of any one could have a material effect on the Company. During the year ended June 30, 1996, four customers accounted for $20,295,000 of sales.

                            ADDITIONAL INFORMATION

                                                    1996          1995
                                                -----------   -----------
Summary of cost of sales
------------------------

  Raw materials:
    Inventories, beginning of year              $ 3,839,512   $ 2,357,015
    Purchases                                    13,462,501    14,875,338
    Inventories, end of year                     (2,972,542)   (3,839,512)
                                                -----------   -----------

                                                 14,329,471    13,392,841
                                                -----------   -----------

  Labor and manufacturing overhead:
    Production labor                              1,291,218       816,123
    Production engineering                          489,303       644,237
    Production development                          323,815       452,361
    Temporary production labor                      296,336       576,508
    Depreciation                                  1,123,631     1,132,302
    Insurance                                       267,183       190,229
    Rent                                            156,000       156,000
    Repairs and maintenance                          97,647        27,056
    Shipping - inbound                              146,541       151,367
    Shipping - freight                               27,566        59,093
    Shipping supplies                               107,961        93,693
    Shop supplies                                   408,644       449,721
    Payroll taxes                                   118,268       104,295
    Utilities                                       108,758        87,320
                                                -----------   -----------

                                                  4,962,871     4,940,305

  Increase in labor and overhead applicable
    to inventory                                    (13,540)      (42,239)
                                                -----------   -----------

                                                  4,949,331     4,898,066
                                                -----------   -----------

                                                $19,278,802   $18,290,907
                                                ===========   ===========

                  The accompanying accountants' review report
                     should be read with this information.

                                                          1996          1995
                                                       -----------   -----------
Summary of general and administrative expenses
----------------------------------------------

   Administrative salaries                             $ 1,202,160   $   256,175
   Executive salaries                                      188,200        85,120
   Advertising                                              35,745       134,684
   Bank and credit card charges                             10,897        14,535
   Commission expense                                       13,500        30,187
   Consulting fees                                           5,954           640
   Entertainment and promotion                              25,471        30,538
   Automotive and travel expenses                          106,782        65,829
   Bad debts                                                15,716         4,666
   Depreciation                                             68,529        63,717
   Amortization of intangibles                               2,000         4,160
   Dues and subscriptions                                    1,694         5,176
   Equipment rental                                         17,213        15,460
   Legal and accounting                                     49,077        63,849
   Office supplies                                         145,962        80,029
   Pension and profit sharing contribution                 317,195       200,491
   Payroll taxes                                            91,795        52,019
   Single business tax                                      77,500        51,667
   Other taxes                                              43,143       110,100
   Telephone                                                33,627        32,365
   Officer life insurance                                    1,253           897
   Temporary office services                                22,704        48,741
   Moving expenses                                           1,575         4,638
   Office repairs and maintenance                            5,283         9,650
   Donations                                                   300           100
   Tuition expenses                                         22,041        13,193
                                                       -----------   -----------

                                                       $ 2,505,316   $ 1,378,626
                                                       -----------   -----------






                  The accompanying accountants' review report
                     should be read with this information.

                         P.G. DESIGN ELECTRONICS, INC

                            ----------------------

                             FINANCIAL STATEMENTS
                                      and
                            ADDITIONAL INFORMATION
                                     with
                          ACCOUNTANTS' REVIEW REPORT

                      YEARS ENDED JUNE 30, 1995 AND 1994

                                -------------


                                   CONTENTS
                                   --------

                                                                         Page
                                                                         ----
Accountants' Review Report                                                1

Financial Statements:
  Balance sheet                                                           2
  Statements of income and retained earnings                              3
  Statements of cash flows                                                4
  Notes to financial statements                                          5-8

Additional information:
  Summary of cost of sales                                                9
  Summary of general and administrative expenses                         10


          [LETTERHEAD OF HIRZEL, JACKSON & SWAINE, P.C. APPEARS HERE]


                          ACCOUNTANTS' REVIEW REPORT
                          --------------------------

The Board of Directors
P.G. Design Electronics, Inc.
Chesterfield, Michigan

We have reviewed the accompanying balance sheets of P.G. Design Electronics, Inc. as of June 30, 1995 and 1994, and the related statements of operations and retained earnings and cash flows for the years then ended, in accordance with standards established by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of P.G. Design Electronics, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made primarily for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements for them to be in conformity with generally accepted accounting principles. The other data accompanying the financial statements, presented only for analysis purposes, have been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. We did not become aware of any material modifications that should be made to the other data.

                                        /s/ Hirzel, Jackson & Swaine

September 30, 1995

                         P.G. DESIGN ELECTRONICS, INC.

                                 BALANCE SHEET

                                    ASSETS
                                    ------

                                                                June 30,
                                                       -------------------------
                                                           1995          1994
                                                       -----------   -----------
Current assets:
  Cash                                                 $    60,375   $   429,405
  Investments                                              571,067       305,004
  Accounts receivable                                    3,139,145       743,432
  Current portion of notes receivable, officer              15,000             -
  Inventories                                            3,839,512     2,357,015
  Refundable income taxes                                   10,394       257,116
  Prepaid expenses                                          46,859        38,027
                                                       -----------   -----------

            Total current assets                         7,682,352     4,129,999
                                                       -----------   -----------

Property and equipment:
  Machinery and equipment                                5,121,938     4,405,222
  Furniture and equipment                                  390,031       322,647
  Leasehold Improvements                                   188,539       182,843
                                                       -----------   -----------

                                                         5,700,508     4,910,712

  Less accumulated depreciation
    and amortization                                     3,317,538     2,255,646
                                                       -----------   -----------
                                                         2,382,970     2,655,066
                                                       -----------   -----------

Other assets:
  Intangibles, net of amortization                          14,000        18,160
  Note receivable, officer                                  56,461             -
  Deposits                                                 100,450       100,203
                                                       -----------   -----------
                                                           170,911       118,363
                                                       -----------   -----------
                                                       $10,236,233   $ 6,903,428
                                                       ===========   ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

                                                                June 30,
                                                       -------------------------
                                                           1995          1994
                                                       -----------   -----------
Current liabilities:
  Note payable, bank                                   $ 1,103,000   $   550,000
  Current portion of notes payable, officers                 4,770         4,472
  Current portion of long-term debt                        505,066       698,670
  Accounts payable, trade                                3,384,832     1,217,849
  Payroll taxes withheld and accrued                        14,088         1,322
  Accrued expenses:
    Pensions and profit sharing                            200,491        76,005
    Other                                                  247,788        52,723
                                                       -----------   -----------

                                                         5,460,035     2,601,041
                                                       -----------   -----------

Note payable, officers                                         -0-         4,770
                                                       -----------   -----------

Long-term debt                                           1,264,634     1,203,573
                                                       -----------   -----------

Stockholders' equity:
  Common stock, $1 par value
    Authorized - 50,000 shares
    Issued and outstanding - 1,200 shares                    1,200         1,200
  Retained earnings                                      3,510,364     3,092,844
                                                       -----------   -----------

                                                         3,511,564     3,094,044
                                                       -----------   -----------

                                                       $10,236,233   $ 6,903,428
                                                       ===========   ===========

             The accompanying notes and accountants' review report
                should be read with these financial statements.

                                                                               3

                         P.G. DESIGN ELECTRONICS, INC.

                STATEMENTS OF OPERATIONS AND RETAINED EARNINGS



                                                      Years Ended June 30,
                                                  ----------------------------
                                                      1995            1994
                                                  -----------     ------------
Sales                                             $20,472,208      $11,266,072

Cost of sales                                      18,290,907       10,456,822
                                                  -----------     ------------

Gross margin on sales                               2,181,301         809,250

General and administrative expenses                 1,378,626       1,103,402
                                                  -----------     -----------

Loss from operations                                  802,675        (294,152)
                                                  -----------     -----------

Other income (expense):
  Interest expense                                   (294,126)        (99,695)
  Interest income                                      43,803          34,990
  Miscellaneous income                                     21           1,788
  Gain (loss) on disposal of equipment                 82,647         (21,884)
                                                  -----------     -----------
                                                     (167,655)        (84,801)
                                                  -----------     -----------
Income (loss) before income taxes                     635,020        (378,953)

Income taxes refundable (expense)                    (217,500)        134,000
                                                  -----------     -----------
Net income (loss)                                     417,520        (244,953)

Retained earnings, beginning of year                3,092,844       3,337,797
                                                  -----------     -----------
Retained earnings, end of year                    $ 3,510,364     $ 3,092,844
                                                  ===========     ===========

             The accompanying notes and accountants' review report
                should be read with these financial statements.

                         P.G. DESIGN ELECTRONICS, INC.

                           STATEMENTS OF CASH FLOWS

                                                                  Years Ended June 30,
                                                               -------------------------
                                                                  1995          1994
                                                               -----------   -----------
Cash flows from operating activities:
  Net loss                                                     $   417,520   $  (244,953)
                                                               -----------   -----------
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation                                               1,196,019       916,553
      Amortization                                                   4,160         2,240
      (Gain) loss on disposal of equipment                         (82,647)       21,884
  Add (deduct) changes in working capital:
    (Increase) decrease in receivables                          (2,395,713)      556,191
     Increase in note receivable, officer                          (15,000)            -
     Increase in inventories                                    (1,482,497)     (188,289)
     Decrease (increase) in refundable taxes                       246,722       (38,099)
    (Increase) in prepaid expenses                                  (8,832)      (24,771)
     Increase (decrease) in accounts payable                     2,166,983      (548,896)
     Increase (decrease) in accrued expenses                       332,317       (22,538)
                                                               -----------   -----------

                                                                   (38,488)      674,275
                                                               -----------   -----------
  Cash and cash equivalents provided by
     operating activities                                          379,032       429,322
                                                               -----------   -----------

Cash flows from investing activities:
  Purchases of property and equipment                           (1,007,533)   (2,455,255)
  Purchase of investments                                         (266,063)      399,646
  Purchase of intangibles                                                -        (2,400)
  Increase in note receivable, officer                             (56,461)            -
                                                               -----------   -----------

  Net cash used in investing activities                         (1,330,057)   (2,058,009)
                                                               -----------   -----------

Cash flows from financing activities:
  Short-term borrowings, net of repayments                         553,000       550,000
  Proceeds from sale of equipment                                  166,257             -
  Proceeds from issuance of long-term debt                         860,440     1,634,106
  Principal payments on long-term debt                            (997,455)     (300,994)
  Increase in deposits                                                (247)      (92,411)
                                                               -----------   -----------

  Net cash provided by financing activities                        581,995     1,790,701
                                                               -----------   -----------

Net (decrease) increase in cash and cash equivalents              (369,030)      162,014

Cash and cash equivalents at beginning of year                     429,405       267,391
                                                               -----------   -----------

Cash and cash equivalents at end of year                       $    60,375   $   429,405
                                                               ===========   ===========


             The accompanying notes and accountants' review report
                should be read with these financial statements.

                         P.G. DESIGN ELECTRONICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                            June 30, 1995 and 1994


1.   Summary of accounting policies
     ------------------------------

     This summary of accounting policies of P.G. Design Electronics, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity.

     Cash and cash equivalents
     -------------------------

     Cash and cash equivalents are defined as cash on hand and demand deposits in banks plus short term investments that are readily convertible to cash as well as investments with original maturities of three months or less.

     Inventories
     -----------

     Inventories are stated at the lower of cost, on a first-in, first-out basis, or market.

     Property and equipment
     ----------------------

     Property and equipment is stated at cost. Depreciation is determined using accelerated methods over the estimated useful lives of the property and equipment which range from five to seven years for equipment and 39 years for leasehold improvements.

     Intangibles
     -----------

     The cost of the intangibles acquired are being amortized on a straight-line basis over their estimated remaining life of ten years.

     Cash flows
     ----------

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

2.   Investments
     -----------

     Investments consist of the following:

     Comerica certificate of deposit of $208,091 including accrued interest at 6.03%, maturing October 3, 1995.

     Comerica certificate of deposit of $362,976 including accrued interest at 6.03%, maturing October 31, 1995.

3.   Inventories
     -----------

     Inventories consist of the following:

                                                           1995          1994
                                                        ----------    ----------
        Raw material                                    $2,933,171    $1,819,968
        Work-in-process                                    582,923       220,660
        Finished goods                                     323,418       316,387
                                                        ----------    ----------

                                                        $3,839,512    $2,357,015
                                                        ==========    ==========

4.   Note payable, officer
     ---------------------

     The note receivable, officer, is comprised of the following:

     Note receivable, payable in monthly
     installments of $1,250, plus interest
       at 6% per annum, unsecured                                     $   71,461

     Less current portion                                                 15,000
                                                                      ----------

                                                                      $   56,461
                                                                      ==========

5.   Note payable, bank
     ------------------

     The Company has established a line of credit with a bank. Under the terms of the line of credit the Company can borrow up to $1,500,000 at the prime lending rate based upon eligible accounts receivable. The line is collateralized by accounts receivable, inventory and property and equipment and is personally guaranteed by the major stockholder of the company, and is cross collateralized with the equipment loan described in Note 6. At year-end, borrowings against this line of credit amounted to $1,103,000.


6.   Note payable, officers
     ----------------------

     Note payable, officers is comprised of the following:

                                                           1995          1994
                                                        ----------    ----------
     Note payable, due in 1996, payable in monthly
       installments of $445 including interest at 12%,
       unsecured                                        $    4,770    $    9,242
                                                        ----------    ----------

                                                             4,770         9,242

     Less current portion                                    4,770         4,472
                                                        ----------    ----------

                                                        $      -0-    $    4,770
                                                        ==========    ==========

                                                                               7
7.   Long-term debt
     --------------

     Long-term debt is comprised of the following:

                                                             1995          1994
                                                          ----------    ----------
     The Company has established an equipment line
       of credit with a bank. Under the line, the
       Company may borrow up to $1,500,000 for the
       acquisition of new or used equipment. Interest
       is at the prime lending rate and is cross
       collateralized with the note payable described
       in Note 4 and is personally guaranteed by an
       officer of the company. Following are the
       borrowings against this line:

          Payable in monthly installments of $11,342
            plus interest, due 1995                       $   45,366    $  181,465

          Payable in monthly installments of $7,324
            plus interest, due 2000                          358,876             -

          Payable in monthly installments of $7,017
            plus interest, due 2000                          378,898             -

          Payable in monthly installments of $14,679
            plus interest, due 1999                          660,556       836,705

          Payable in monthly installments of $1,167
            plus interest, due 1999                           53,688        67,694

     The Company has entered into two lease agreements
       which have been classified as financing arrange-
       ments, monthly payments are $7,314, including
       interest, due in 1996 and 1997.                       272,315       503,111

     Note payable, payable in monthly installments
       of $28,393, including interest, due 1995                    -       313,268
                                                          ----------    ----------
                                                           1,769,699     1,902,243

     Less current portion                                    505,066       698,670
                                                          ----------    ----------

                                                          $1,264,633    $1,203,573
                                                          ==========    ==========

     Maturities of long-term debt are as follows:

               1997                                       $  534,946
               1998                                          361,166
               1999                                          314,795
               2000                                           53,726
                                                          ----------

                                                          $1,264,633
                                                          ==========

8.  Leases
    ------

    The Company leases its office and plant facilities. The lease is for a period of ten years beginning February, 1994 at a monthly rental of $13,000. Rent expense for the facilities lease included in operations for 1995 and 1994 amounted to $156,000 and $136,504, respectively.


9.  Cash flows
    ----------

    Cash paid for interest and income taxes amounted to the following:

                                                    1995           1994
                                                  ---------      ---------
                 Interest                         $ 291,424      $  96,948
                 Income taxes                     $ 175,000      $  70,000

10. Pension and profit sharing
    --------------------------

    The Company sponsors a profit sharing plan and a defined contribution pension plan which covers substantially all of its employees. Contributions of 10% of eligible employee payroll are required to be made to the defined contribution pension plan. For 1995 and 1994 the contributions to the defined contribution pension plan were $92,158 and $76,005, respectively. Contributions to the profit sharing plan are determined annually by the Board of Directors of P.G. Design Electronics, Inc. For 1995, a contribution of $108,333 was made to the profit sharing plan. No contribution was made to the profit sharing plan in 1994.

11. Major customers
    ---------------

    A material part of the Company's business is dependent on a few customers, the loss of any one could have a material effect on the Company. During the year ended June 30, 1995, four customers accounted for $16,352,000 of sales.

                            ADDITIONAL INFORMATION
                            ----------------------

                                                                               9

                                                       1995            1994
                                                   ------------    ------------

Summary of cost of sales
------------------------

  Raw materials:
   Inventories, beginning of year                  $  2,357,015    $  2,168,726
   Purchases                                         14,875,338       7,951,022
   Inventories, end of year                          (3,839,512)     (2,357,015)
                                                   ------------    ------------

                                                     13,392,841       7,762,733
                                                   ------------    ------------
  Labor and manufacturing overhead:
   Production labor                                     816,123         310,574
   Production engineering                               644,237         296,770
   Production development                               452,361         152,362
   Temporary production labor                           576,508         315,579
   Depreciation                                       1,132,302         850,162
   Insurance                                            190,229         109,398
   Rent                                                 156,000         136,504
   Repairs and maintenance                               27,056          20,861
   Shipping inbound                                     151,367          63,277
   Shipping - freight                                    59,093          23,082
   Shipping supplies                                     93,693          50,722
   Shop supplies                                        449,721         213,959
   Payroll taxes                                        104,295          53,704
   Utilities                                             87,320          59,707
                                                   ------------    ------------

                                                      4,940,305       2,656,661

(Increase) decrease in labor and overhead
  applicable to inventory                               (42,239)         37,428
                                                   ------------    ------------

                                                      4,898,066       2,694,089
                                                   ------------    ------------

                                                   $ 18,290,907    $ 10,456,822
                                                   ============    ============

                  The accompanying accountants' review report
                     should be read with this information.



                                                       1995           1994
                                                     ----------    ----------
Summary of general and administrative expenses
----------------------------------------------
Administrative salaries                              $  256,175    $  295,039
Executive salaries                                       85,120       104,271
Advertising                                             134,684        45,457
Bank and credit card charges                             14,535        11,323
Commission expense                                       30,187        55,663
Consulting fees                                             640           495
Entertainment and promotion                              30,538        29,029
Automotive and travel expenses                           65,829        45,305
Bad Debts                                                 4,666             -
Depreciation                                             63,717        66,391
Amortization of intangibles                               4,160         2,240
Dues and subscriptions                                    5,176        16,331
Equipment rental                                         15,460        29,073
Legal and accounting                                     63,849        81,068
Office supplies                                          80,029        73,216
Pension and profit sharing contribution                 200,491        76,005
Payroll taxes                                            52,019        35,308
Single business tax                                      51,667             -
Other taxes                                             110,100        63,123
Telephone                                                32,365        37,742
Officer life insurance                                      897           962
Temporary office services                                48,741             -
Moving expenses                                           4,638        30,225
Office repairs and maintenance                            9,650             -
Donations                                                   100           250
Tuition expenses                                         13,193         4,886
                                                     ----------    ----------
                                                     $1,378,626    $1,103,402
                                                     ==========    ==========


                  The accompanying accountants' review report
                     should be read with this information

                         P.G. DESIGN ELECTRONICS, INC.

                         -----------------------------

                             FINANCIAL STATEMENTS
                                     and
                            ADDITIONAL INFORMATION
                                     with
                          ACCOUNTANTS' REVIEW REPORT

                       YEARS ENDED JUNE 30, 1994 AND 1993

                                --------------

                                   CONTENTS
                                   --------


                                                                           Page
                                                                           ----

Accountants' Review Report                                                   1

Financial statements:
  Balance sheet                                                              2
  Statement of operations and retained earnings                              3
  Statement of cash flows                                                    4
  Notes to financial statements                                             5-8

Additional information:
  Summary of cost of sales                                                   9
  Summary of general and administrative expenses                            10

          [LETTERHEAD OF HIRZEL, JACKSON & SWAINE, P.C. APPEARS HERE]


                          ACCOUNTANTS' REVIEW REPORT
                          --------------------------


The Board of Directors
P.G. Design Electronics, Inc.
Chesterfield, Michigan

We have reviewed the accompanying balance sheets of P.G. Design Electronics, Inc. as of June 30, 1994 and 1993, and the related statements of operations and retained earnings and cash flows for the years then ended, in accordance with standards established by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of P.G. Design Electronics, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made primarily for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements for them to be in conformity with generally accepted accounting principles. The other data accompanying the financial statements, presented only for analysis purposes, have been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. We did not become aware of any material modifications that should be made to the other data.


                                      /s/ Hirzel, Jackson & Swaine


September 30, 1994

                         P.G. DESIGN ELECTRONICS, INC.

                                 BALANCE SHEET



                                    ASSETS
                                    ------

                                                            June 30,
                                                    ------------------------
                                                       1994          1993
                                                    ----------    ----------
Current assets:
  Cash                                              $  429,405    $  267,391
  Investments                                          305,004       704,850
  Accounts receivable                                  743,432     1,299,623
  Inventories                                        2,357,015     2,168,726
  Refundable income taxes                              257,116       219,017
  Prepaid expenses                                      38,027        13,256
                                                    ----------    ----------

            Total current assets                     4,129,999     4,672,663
                                                    ----------    ----------

Property and equipment:
  Machinery and equipment                            4,405,222     2,196,657
  Furniture and equipment                              322,647       258,800
  Leasehold improvements                               182,843        24,654
                                                    ----------    ----------

                                                     4,910,712     2,480,111

Less accumulated depreciation
  and amortization                                   2,255,646     1,341,863
                                                    ----------    ----------

                                                     2,655,066     1,138,248
                                                    ----------    ----------
Other assets:
  Intangibles, net of amortization                      18,160        18,000
  Deposits                                             100,203         7,792
                                                    ----------    ----------

                                                       118,363        25,792
                                                    ----------    ----------

                                                    $6,903,428    $5,836,703
                                                    ==========    ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

Current liabilities:
  Note payable, bank                                $  550,000    $        -
  Current portion of notes payable, officers             4,472         8,292
  Current portion of long-term debt                    698,670       194,365
  Accounts payable, trade                            1,217,849     1,766,745
  Payroll taxes withheld and accrued                     1,322         3,489
  Accrued expenses:
    Pension and profit sharing                          76,005        58,102
    Other                                               52,723        90,997
                                                    ----------    ----------

                                                     2,601,041     2,121,990
                                                    ----------    ----------

Note payable, officers                                   4,770         9,242
                                                    ----------    ----------

Long-term debt                                       1,203,573       366,474
                                                    ----------    ----------

Stockholders' equity:
  Common stock, $1 par value
    Authorized - 50,000 shares
    Issued and outstanding - 1,200 shares                1,200         1,200
  Retained earnings                                  3,092,844     3,337,797
                                                    ----------    ----------

                                                     3,094,044     3,338,997
                                                    ----------    ----------



                                                    $6,903,428    $5,836,703
                                                    ==========    ==========

             The accompanying notes and accountants' review report
                should be read with these financial statements.


                         P.G. DESIGN ELECTRONICS, INC.

                STATEMENTS OF OPERATIONS AND RETAINED EARNINGS


                                                      Years Ended June 30,
                                                  ----------------------------
                                                     1994             1993
                                                  -----------      -----------
Sales                                             $11,266,072      $ 6,418,333

Cost of sales                                      10,456,822        5,806,078
                                                  -----------      -----------
Gross margin on sales                                 809,250          612,255

General and administrative expenses                 1,103,402          927,092
                                                  -----------      -----------
Loss from operations                                 (294,152)        (314,837)
                                                  -----------      -----------

Other income (expense):
 Interest expense                                     (99,695)         (51,167)
 Interest income                                       34,990           42,868
 Miscellaneous income                                   1,788            1,011
 Loss on disposal of equipment                        (21,884)               -
                                                  -----------      -----------
                                                      (84,801)          (7,288)
                                                  -----------      -----------
Loss before refundable income taxes                  (378,953)        (322,125)

Refundable income taxes                               134,000          113,000
                                                  -----------      -----------
Net loss                                             (244,953)        (209,125)

Retained earnings, beginning of year                3,337,797        3,546,922
                                                  -----------      -----------

Retained earnings, end of year                    $ 3,092,844      $ 3,337,797
                                                  ===========      ===========



             The accompanying notes and accountants' review report
                should be read with these financial statements.

                                                                               4
                         P.G. DESIGN ELECTRONICS, INC.

                           STATEMENTS OF CASH FLOWS

                                                                    Years Ended June 30,
                                                                 -------------------------
                                                                    1994          1993
                                                                 -----------   -----------
Cash flows from operating activities:
  Net loss                                                       $  (244,953)  $  (209,125)
                                                                 -----------   -----------
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation                                                   916,553       370,415
      Amortization                                                     2,240         2,000
      Loss on disposal of equipment                                   21,884             -
  Add (deduct) changes in working capital:
    Decrease (increase) in receivables                               556,191      (965,797)
    Increase in inventories                                         (188,289)     (846,569)
    Increase in refundable taxes                                     (38,099)      (55,062)
    (Increase) decrease in prepaid expenses                          (24,771)       59,678
    (Decrease) increase in accounts payable                         (548,896)      714,136
    (Decrease) increase in accrued expenses                          (22,538)       83,985
                                                                 -----------   -----------

                                                                     674,275      (637,214)
                                                                 -----------   -----------
  Cash and cash equivalents provided by (used in)
    operating activities                                             429,322      (846,339)
                                                                 -----------   -----------

Cash flows from investing activities:
  Purchases of property and equipment                             (2,455,255)     (867,172)
  Redemption of investments                                          399,646      (704,650)
  Purchase of intangibles                                             (2,400)            -
                                                                 -----------   -----------

  Net cash used in investing activities                           (2,058,009)   (1,571,822)
                                                                 -----------   -----------

Cash flows from financing activities:
  Short-term borrowings, net of repayments                           550,000             -
  Proceeds from issuance of long-term debt                         1,634,106       626,035
  Principal payments on long-term debt                              (300,994)     (278,745)
  Increase in deposits                                               (92,411)            -
                                                                 -----------   -----------

  Net cash provided by financing activities                        1,790,701       347,290
                                                                 -----------   -----------

Net increase (decrease) in cash and cash equivalents                 162,014    (2,070,871)

Cash and cash equivalents at beginning of year                       267,391     2,338,262
                                                                 -----------   -----------

Cash and cash equivalents at end of year                         $   429,405   $   267,391
                                                                 ===========   ===========




             The accompanying notes and accountants' review report
                should be read with these financial statements.

                        P.G. DESIGN ELECTRONICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                            June 30, 1994 and 1993




1.   Summary of accounting policies
     ------------------------------

     This summary of accounting policies of P.G. Design Electronics, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity.

     Cash and cash equivalents
     -------------------------

     Cash and cash equivalents are defined as cash on hand and demand deposits in banks plus short term investments that are readily convertible to cash as well as investments with original maturities of three months or less.

     Inventories
     -----------

     Inventories are stated at the lower of cost, on a first-in, first-out basis, or market.

     Property and equipment
     ----------------------

     Property and equipment is stated at cost. Depreciation is determined using accelerated methods over the estimated useful lives of the property and equipment which range from five to seven years for equipment and 39 years for leasehold improvements.

     Intangibles
     -----------

     The cost of the intangibles acquired are being amortized on a straight-line basis over their estimated remaining life of ten years.

     Cash flows
     ----------

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

2.   Investments
     -----------

     Investments consist of the following:

     Comerica certificate of deposit of $305,004 including accrued interest at 3.25%, maturing October 31, 1994.

     This certificate is held by the bank as collateral for a letter of credit. The letter of credit expires on the above maturity date.

                                                                               6
3.   Inventories
     -----------

     Inventories consist of the following:

                                                                  1994          1993
                                                               ----------    ----------

        Raw material                                           $1,819,968    $1,737,504
        Work-in-process                                           220,660       320,595
        Finished goods                                            316,387       110,627
                                                               ----------    ----------
                                                               $2,357,015    $2,168,726
                                                               ==========    ==========

4.   Note payable, bank
     ------------------

     The Company has established a line of credit with a bank. Under the terms of the line of credit the Company can borrow up to $1,000,000 at the prime lending rate based upon eligible accounts receivable. The line is collateralized by accounts receivable, inventory and property and equipment and is personally guaranteed by the major stockholder of the company, and is cross collateralized with the equipment loan described in Note 6. At year-end, borrowings against this line of credit amounted to $550,000.

5.   Note payable, officers
     ----------------------

     Note payable, officers is comprised of the following:

                                                                  1994          1993
                                                               ----------    ----------

     Note payable, due in 1994, payable in monthly
       installments of $432 including interest at 12%,
       unsecured                                               $        -    $    4,324

     Note payable, due in 1996, payable in monthly
       installments of $445 including interest at 12%,
       unsecured                                                    9,242        13,210
                                                               ----------    ----------
                                                                    9,242        17,534

     Less current portion                                           4,472         8,292
                                                               ----------    ----------

                                                               $    4,770    $    9,242
                                                               ==========    ==========

     Maturities of note payable, officer are as follows:

             Years Ended June 30,:
             --------------------

                    1996                                       $    4,770
                                                               ==========

6.   Long-term debt
     --------------

     Long-term debt is comprised of the following:


                                                                1994              1995
                                                            ------------      -----------
     The Company has established an equipment line
       of credit with a bank.  Under the line, the
       Company may borrow up to $1,500,000 for the
       acquisition of new or used equipment.  Interest
       is at the prime lending rate and is cross
       collateralized with the note payable described
       in Note 4 and is personally guaranteed by an
       officer of the company.  Following are the
       borrowings against this line:

         Payable in monthly installments of $11,342
           plus interest, due 1995                          $    181,465     $    317,564

         Payable in monthly installments of $4,256
           plus interest, due 1994                                     -           25,537

         Payable in monthly installments of $14,679
           plus interest, due 1999                               836,705                -

         Payable in monthly installments of $1,167
           plus interest, due 1999                               67,694                -

     The Company has entered into a lease agreement
       which has been classified as financing arrange-
       ments, monthly payments are $8,787, including
       interest, due in 1996 and 1997.                           503,111          217,738

     Note payable, payable in monthly installments
       of $28,393, including interest, due 1995                  313,268                -
                                                              ----------      -----------
                                                               1,902,243          560,839

     Less current portion                                        698,670          194,365
                                                              ----------      -----------

                                                            $  1,203,573     $    366,474
                                                              ==========      ===========

     Maturities of long-term debt are as follows:

                     1996                                   $    505,701
                     1997                                        363,935
                     1998                                        190,154
                     1999                                        143,783
                                                              ----------
                                                            $  1,203,573
                                                              ==========

                                                                               8
7.   Leases
     ------

     The Company leases its office and plant facilities. The lease is for a period of ten years beginning February, 1994 at a monthly rental of $13,000. Rent expense included in operations for 1994 and 1993 amounted to $136,504 and $75,867, respectively.

8.   Cash flows
     ----------

     Cash paid for interest and income taxes amounted to the following:

                                                         1994            1993
                                                      ---------       ---------

                  Interest                            $  96,948       $  51,167
                  Income taxes                        $  70,000       $       -

9.   Pension and profit sharing
     --------------------------

     The Company sponsors a profit sharing plan and a defined contribution pension plan which covers substantially all of its employees. Contributions of 10% of eligible employee payroll are required to be made to the defined contribution pension plan. For 1994 and 1993 the contributions to the defined contribution pension plan were $76,005 and $58,102, respectively. Contributions to the profit sharing plan are determined annually by the Board of Directors of P. G. Design Electronics, Inc. For 1994 and 1993 no contributions were made to the profit sharing plan.

10.  Major customers
     ---------------

     A material part of the Company's business is dependent on a few customers, the loss of any one could have a material effect on the Company. During the year ended June 30, 1994, three customers accounted for $6,693,440 of sales.

                            ADDITIONAL INFORMATION
                            ----------------------

                                                                               9


                                                            1994            1993
                                                        -----------      -----------
Summary of cost of sales
------------------------

Raw materials:
  Inventories, beginning of year                        $ 2,168,726      $ 1,322,157
  Purchases                                               7,951,022        5,240,664
  Inventories, end of year                               (2,357,015)      (2,168,726)
                                                        -----------      -----------
                                                          7,762,733        4,394,095
                                                        -----------      -----------
Labor and manufacturing overhead:
  Production labor                                          310,574          208,319
  Production engineering                                    296,770          216,171
  Production development                                    152,362          136,894
  Temporary production labor                                315,579          105,719
  Depreciation                                              850,162          313,709
  Insurance                                                 109,398           97,087
  Rent                                                      136,504           75,867
  Repairs and maintenance                                    20,861              466
  Shipping inbound                                           63,227           40,674
  Shipping - freight                                         23,082           21,780
  Shipping supplies                                          50,722           49,051
  Shop supplies                                             213,959          140,041
  Payroll taxes                                              53,704           51,124
  Utilities                                                  59,707           26,692
                                                        -----------      -----------

                                                          2,656,661        1,484,194

(Increase) decrease in labor and overhead
  applicable to inventory                                    37,428          (72,211)
                                                        -----------      -----------
                                                          2,694,089        1,411,983
                                                        -----------      -----------
                                                        $10,456,822      $ 5,806,078
                                                        ===========      ===========


                 The accompanying accountants' review report
                     should be read with this information.



                                                       1994           1993
                                                   ------------   -----------
Summary of general and administrative expenses
----------------------------------------------
Administrative salaries                            $    295,039   $   223,993
Executive salaries                                      104,271       102,175
Advertising                                              45,457        71,626
Bank and credit card charges                             11,323         8,085
Commission expense                                       55,663        48,146
Consulting fees                                             495        18,750
Entertainment and promotion                              29,029         9,799
Automotive and travel expenses                           45,305        47,169
Bad Debts                                                     -        29,362
Depreciation                                             66,391        56,706
Amortization of intangibles                               2,240         2,000
Dues and subscriptions                                   16,331         6,782
Equipment rental                                         29,073         7,376
Legal and accounting                                     81,068        45,332
Office supplies                                          71,052        84,257
Postage                                                   2,164         2,562
Pension and profit sharing contribution                  76,005        58,102
Payroll taxes                                            35,308        11,519
Single business tax                                           -        10,007
Other taxes                                              63,123        45,201
Telephone                                                37,742        34,691
Officer life insurance                                      962           770
Miscellaneous                                                 -            85
Moving expenses                                          30,225         1,807
Donations                                                   250           250
Tuition expenses                                          4,886           540
                                                   ------------   -----------
                                                   $  1,103,402   $   927,092
                                                   ============   ===========

                  The accompanying accountants' review report
                     should be read with this information.

                         P.G. DESIGN ELECTRONICS, INC.

                        ------------------------------

                             FINANCIAL STATEMENTS
                                      and
                            ADDITIONAL INFORMATION
                                     with
                          ACCOUNTANTS' REVIEW REPORT

                      YEARS ENDED JUNE 30, 1993 AND 1992

                                --------------

                                   CONTENTS
                                   --------

                                                                            Page
                                                                            ----
Accountants' Review Report                                                    1

Financial statements:
  Balance sheet                                                               2
  Statement of operations and retained earnings                               3
  Statement of cash flows                                                     4
  Notes to financial statements                                             5-8

Additional information:
  Summary of cost of sales                                                    9
  Summary of general and administrative expenses                             10

          [LETTERHEAD OF HIRZEL, JACKSON & SWAINE, P.C. APPEARS HERE]




                          ACCOUNTANTS' REVIEW REPORT
                          --------------------------


The Board of Directors
P.G. Design Electronics, Inc.
Richmond, Michigan


We have reviewed the accompanying balance sheets of P.G. Design Electronics, Inc. as of June 30, 1993 and 1992, and the related statements of operations and retained earnings and cash flows for the years then ended, in accordance with standards established by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of P.G. Design Electronics, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made primarily for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements for them to be in conformity with generally accepted accounting principles. The other data accompanying the financial statements, presented only for analysis purposes, have been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. We did not become aware of any material modifications that should be made to the other data.


                                                    /s/ Hirzel, Jackson & Swaine


September 23, 1993

                         P.G DESIGN ELECTRONICS, INC.

                                 BALANCE SHEET

                                    ASSETS
                                    ------

                                                               June 30,
                                                       -----------------------
                                                          1993         1992
                                                       ----------   ----------
Current assets
  Cash                                                 $  267,391   $2,338,262
  Investments                                             704,650           --
  Accounts receivable, net of allowance for
    doubtful accounts of $17,925 in 1992                1,299,623      333,826
  Inventories                                           2,168,726    1,322,157
  Refundable income taxes                                 219,017      163,955
  Prepaid expenses                                         13,256       72,934
                                                       ----------   ----------

          Total current assets                          4,672,663    4,231,134
                                                       ----------   ----------

Property and equipment:
  Machinery and equipment                               2,196,657    1,380,025
  Furniture and equipment                                 258,800      212,040
  Leasehold improvements                                   24,654       20,874
                                                       ----------   ----------

                                                        2,480,111    1,612,939

Less accumulated depreciation
  and amortization                                      1,341,863      971,448
                                                       ----------   ----------

                                                        1,138,248      641,491
                                                       ----------   ----------
Other assets:
  Trademark, net of amortization                           18,000       20,000
  Deposits                                                  7,792        7,792
                                                       ----------   ----------

                                                           25,792       27,792
                                                       ----------   ----------

                                                       $5,836,703   $4,900,417
                                                       ==========   ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

                                                               June 30,
                                                       -----------------------
                                                          1993         1992
                                                       ----------   ----------
Current liabilities:
  Current portion of notes payable, officers           $    8,292   $    7,897
  Current portion of long-term debt                       194,365      180,115
  Accounts payable, trade                               1,766,745    1,052,609
  Payroll taxes withheld and accrued                        3,489        3,123
  Accrued expenses:
    Pension and profit sharing                             58,102       44,445
    Other                                                  90,997       21,035
                                                       ----------   ----------

                                                        2,121,990    1,309,224
                                                       ----------   ----------

Note payable, officers                                      9,242       17,534
                                                       ----------   ----------

Long-term debt                                            366,474       25,537
                                                       ----------   ----------

Stockholders' equity:
  Common stock, $1 par value
    Authorized - 50,000 shares
    Issued and outstanding - 1,200 shares                   1,200        1,200
  Retained earnings                                     3,337,797    3,546,922
                                                       ----------   ----------

                                                        3,338,997    3,548,122
                                                       ----------   ----------

                                                       $5,836,703   $4,900,417
                                                       ==========   ==========

             The accompanying notes and accountants' review report
                should be read with these financial statements.



                         P.G. DESIGN ELECTRONICS, INC.

                STATEMENTS OF OPERATIONS AND RETAINED EARNINGS



                                                   Years Ended June 30,
                                                ---------------------------
                                                   1993             1992
                                                -----------     -----------
Sales                                           $ 6,418,333     $ 3,045,088

Cost of sales                                     5,806,078       2,702,778
                                                -----------     -----------

Gross margin on sales                               612,255         342,310

General and administrative expenses                 927,092         656,203
                                                -----------     -----------
Loss from operations                               (314,837)       (313,893)
                                                -----------     -----------

Other income (expense):
  Interest expense                                  (51,167)        (29,953)
  Interest income                                    42,868         109,564
  Miscellaneous income                                1,011             128
                                                -----------     -----------

                                                     (7,288)         79,739
                                                -----------     -----------

Loss before refundable income taxes                (322,125)       (234,154)

Refundable income taxes                            (113,000)        (52,000)
                                                -----------     -----------

Net loss                                           (209,125)       (182,154)

Retained earnings, beginning of year              3,546,922       3,729,076
                                                -----------     -----------

Retained earnings, end of year                  $ 3,337,797     $ 3,546,922
                                                ===========     ===========


             The accompanying notes and accountants' review report
                should be read with these financial statements.

                         P.G. DESIGN ELECTRONICS, INC.

                           STATEMENTS OF CASH FLOWS


                                                         Years Ended June 30,
                                                      -------------------------
                                                         1993          1992
                                                      -----------   -----------

Cash flows from operating activities:
  Net loss                                            $  (209,125)  $  (182,154)
                                                      -----------   -----------
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation                                        370,415       222,758
      Amortization                                          2,000             -
  Add (deduct) changes in working capital:
    (Increase) decrease in receivables                   (965,797)    1,195,671
    Increase in inventories                              (846,569)     (210,092)
    Increase in refundable taxes                          (55,062)      (91,590)
    Decrease (increase) in prepaid expenses                59,678       (59,503)
    Increase in accounts payable                          714,136       558,153
    Increase (decrease) in accrued expenses                83,985      (183,701)
                                                      -----------   -----------

                                                         (637,214)    1,431,696
                                                      -----------   -----------
  Cash and cash equivalents (used in) provided by
    operating activities                                 (846,339)    1,249,542
                                                      -----------   -----------

Cash flows from investing activities:
  Purchases of property and equipment                    (867,172)     (266,282)
  Purchase of investments                                (704,650)            -
  Purchase of trademark                                         -       (20,000)
                                                      -----------   -----------

  Net cash used in investing activities                (1,571,822)     (286,282)
                                                      -----------   -----------

Cash flows from financing activities:
  Proceeds from issuance of long-term debt                626,035             -
  Principal payments on long-term debt                   (278,745)     (198,345)
                                                      -----------   -----------

  Net cash provided by (used in) financing activities     347,290      (198,345)
                                                      -----------   -----------

Net (decrease) increase in cash and cash equivalents   (2,070,871)      764,915

Cash and cash equivalents at beginning of year          2,338,262     1,573,347
                                                      -----------   -----------

Cash and cash equivalents at end of year              $   267,391   $ 2,338,262
                                                      ===========   ===========



            The accompanying notes and accountants' review report
                should be read with these financial statements.

                         P.G. DESIGN ELECTRONICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                            June 30, 1993 and 1992





1.   Summary of accounting policies
     ------------------------------

     This summary of accounting policies of P.G. Design Electronics, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity.

     Cash and cash equivalents
     -------------------------

     Cash and cash equivalents are defined as cash on hand and demand deposits in banks plus short term investments that are readily convertible to cash as well as investments with original maturities of three months or less.

     Inventories
     -----------

     Inventories are stated at the lower of cost, on a first-in, first-out basis, or market.

     Property and equipment
     ----------------------

     Property and equipment is stated at cost. Depreciation is determined using accelerated methods over the estimated useful lives of the property and equipment which range from five to seven years for equipment and 31.5 years for leasehold equipment.

     Trademark
     ---------

     The cost of the trademark acquired is being amortized on a straight-line basis over its estimated remaining life of ten years.

     Cash flows
     ----------

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

2.   Cash
     ----

     Included with cash are short-term investments of $2,038,895 at June 30, 1992, are carried at cost plus accrued interest which approximates market value. These consist principally of a money market fund and bank certificates of deposit.

3.   Investments
     -----------

     Investments consist of the following:

        Comerica certificate of deposit of $301,094 including accrued interest at 3.04%, maturity December 1, 1991.

        Comerica certificate of deposit of $403,556 including accrued interest at 3.05%, maturity October 31, 1993.

     These certificates are held by the bank as collateral for two letters of credit. The letters of credit expire on the above maturity dates.

4.   Inventories
     -----------

     Inventories consist of the following:

                                                          1993          1992
                                                       ----------    ----------
        Raw material                                   $1,737,504    $  819,233
        Work-in-process                                   320,595         3,704
        Finished goods                                    110,627       499,220
                                                       ----------    ----------

                                                       $2,168,726    $1,322,157
                                                       ==========    ==========

5.   Note payable, bank
     ------------------

     The Company has established a line of credit with a bank. Under the terms of the line of credit the Company can borrow up to $750,000 above the prime lending rate based upon eligible accounts receivable. The line is collateralized by accounts receivable, inventory and property and equipment and is personally guaranteed by the major stockholder of the company, and is cross collateralized with the equipment loan described in Note 7. At year-end there were no borrowings against this line of credit.

6.   Note payable, officers
     ----------------------

     Note payable, officers is comprised of the following:

                                                               1993          1992
                                                            ----------    ----------
     Note payable, due in 1994, payable in monthly
       installments of $432 including interest at 12%,
       unsecured                                            $    4,324    $    8,699

     Note payable, due in 1996, payable in monthly
       installments of $445 including interest at 12%,
       unsecured                                                13,210        16,752
                                                            ----------    ----------

                                                                17,534        25,431

     Less current portion                                        8,292         7,897
                                                            ----------    ----------

                                                            $    9,242    $   17,534
                                                            ==========    ==========
     Maturities of note payable, officer are as follows:

             Years Ended June 30,:
             --------------------
                    1995                                    $    4,472
                    1996                                         4,770
                                                            ----------

                                                            $    9,242
                                                            ==========

7.  Long-term debt
    --------------

    Long-term debt is comprised of the following:



                                                            1993         1992
                                                         ----------   ----------
    The Company has established an equipment line
      of credit with a bank. Under the line, the
      Company may borrow up to $1,100,000 for the
      acquisition of new or used equipment. Interest
      is at the prime lending rate and is cross
      collateralized with the note payable described
      in Note 5 and is personally guaranteed by an
      officer of the company. Following are the
      borrowings against this line:

        Payable in monthly installments of $11,342
          plus interest, due 1995                        $  317,564   $        -

        Payable in monthly installments of $4,256
          plus interest, due 1994                            25,537       76,610

        Payable in monthly installments of $5,369
          plus interest, due 1993                                 -       59,063

        Payable in monthly installments of $4,893
          plus interest, due 1993                                 -       53,821

        Payable in monthly installments of $1,347
          plus interest, due 1993                                 -       16,158

    The Company has entered into a lease agreement
      which has been classified as a financing
      arrangement, monthly payments are $4,660,
      including interest, due 1996                          217,738            -
                                                         ----------   ----------
                                                            560,839      205,652

    Less current portion                                    194,365      180,115
                                                         ----------   ----------
                                                         $  366,474   $   25,537
                                                         ==========   ==========

    Maturities of long-term debt are as follows:

                   1995                                  $  182,871
                   1996                                     183,603
                                                         ----------
                                                         $  366,474
                                                         ==========

8.   Leases
     ------

     The Company leases its office and plant facilities. The lease is for a period of five years beginning March, 1989. Rent expense included in operations for 1993 and 1992 amounted to $75,867 and $64,087, respectively. Future obligations over the primary terms of the Company's long term leases are as follows:

          Years Ended June 30,:                        Amount
                                                     ----------
                  1994                               $   51,924
                                                     ==========

     In addition, the Company has leased certain equipment used in its operations. Future obligations under the lease are as follows:

             1993                                    $   19,058
             1994                                        19,058
             1995                                        19,058
                                                     ----------

                                                     $   57,174
                                                     ==========

9.   Cash flows
     ----------

     Cash paid for interest and income taxes amounted to the following:

                                                        1993        1992
                                                     ----------  ----------
             Interest                                $   51,167  $   29,953
             Income taxes                            $        -  $   30,000

10.  Pension and profit sharing
     --------------------------

     The Company sponsors a profit sharing plan and a defined contribution pension plan which covers substantially all of its employees. Contributions of 10% of eligible employee payroll are required to be made to the defined contribution pension plan. For 1993 and 1992 the contribution to the defined contribution pension plan were $58,102 and $44,445, respectively. Contribution to the profit sharing plan are determined annually by the Board of Directors of P.G. Design Electronics, Inc. For 1993 and 1992 no contributions were made to the profit sharing plan.

11.  Major customers
     ---------------

     A material part of the Company's business is dependent on a few customers, the loss of any one could have a material effect on the Company. During the year ended June 30, 1993, three customers accounted for $3,639,765 of sales.

                            ADDITIONAL INFORMATION
                            ----------------------

                                                        1993           1992
                                                     -----------   -----------

Summary of cost of sales
------------------------

Raw materials:
  Inventories, beginning of year                     $ 1,322,157   $ 1,112,065
  Purchases                                            5,240,664     2,056,631
  Inventories, end of year                            (2,168,726)   (1,322,157)
                                                     -----------   -----------

                                                       4,394,095     1,846,539
                                                     -----------   -----------
Labor and manufacturing overhead:
  Production labor                                       208,319       162,098
  Production engineering                                 216,171        86,914
  Production development                                 136,894        37,605
  Temporary production labor                             105,719        27,373
  Depreciation                                           313,709       194,088
  Insurance                                               97,087        75,269
  Rent                                                    75,867        64,087
  Repairs and maintenance                                    466         1,773
  Shipping in bound                                       40,674        16,245
  Shipping - freight                                      21,780         5,464
  Shipping supplies                                       49,051        66,023
  Shop supplies                                          140,641        60,662
  Payroll taxes                                           51,124        19,812
  Utilities                                               26,692        24,026
                                                     -----------   -----------

                                                       1,484,194       841,439

(Increase) decrease in labor and overhead
  applicable to inventory                                (72,211)       14,800
                                                     -----------   -----------

                                                       1,411,983       856,239
                                                     -----------   -----------

                                                     $ 5,806,078   $ 2,702,778
                                                     ===========   ===========


                  The accompanying accountants' review report
                     should be read with this information.

                                                             1993            1992
                                                          ----------      ----------


Summary of general and administrative expenses
----------------------------------------------

Administrative salaries                                   $  223,993      $  168,819
Executive salaries                                           102,175         102,302
Advertising                                                   71,626           2,292
Bank and credit card charges                                   8,085           7,841
Commission expense                                            48,146             464
Consulting fees                                               18,750               -
Entertainment and promotion                                    9,799          10,241
Automotive and travel expenses                                47,169          60,688
Bad debts                                                     29,362          17,933
Depreciation                                                  56,706          28,670
Amortization of trademark                                      2,000               -
Dues and subscriptions                                         6,782           5,657
Equipment rental                                               7,376           5,493
Legal and accounting                                          45,332          37,093
Office supplies                                               84,257          55,034
Postage                                                        2,562             751
Pension and profit sharing contribution                       58,102          44,445
Payroll taxes                                                 11,519          21,570
Single business tax                                           10,007           5,000
Other taxes                                                   45,201          48,671
Telephone                                                     34,691          15,515
Penalties                                                          -           5,654
Officer life insurance                                           770             770
Miscellaneous                                                     85               -
Employee moving expenses                                       1,807          11,000
Donations                                                        250             300
Tuition expenses                                                 540               -
                                                          ----------      ----------

                                                          $  927,092      $  656,203
                                                          ==========      ==========

                  The accompanying accountants' review report
                     should be read with this information.

                                  APPENDIX E

                   AUDITED FINANCIAL STATEMENTS--The Company

MILWAUKEE
LAND
COMPANY
--------------------------------------------------------------------------------


1996 ANNUAL REPORT

To Our Shareholders:

For the year ended December 31, 1996, the net decrease in net assets resulting from operations was $1,384,702. Net investment income for the same period totaled $125,510, compared to $122,543 in 1995, or an increase of $2,967.

The net realized gain from sales of investments for 1996 amounted to $57,132, compared to a loss of $52,728 in 1995. Together, net investment income and realized gains on sales of investments for 1996 totaled $182,642, or $.11 per common share, compared to net investment income plus realized losses on sales of investments of $69,815, or $.04 per common share in 1995. Income per share of common stock is based on the weighted average number of common shares outstanding.

The unrealized depreciation on investments for 1996 increased $1,567,344. The increase is primarily attributable to the decreased valuation of the Heartland Partners L.P. Class B Interest and general partnership interest that were transferred to Milwaukee Land Company by Chicago Milwaukee Corporation as part of its conversion to an open-end investment company. The Class B Interest is not publicly traded and is stated in the financial statements at a fair value as determined by the Company's Board of Directors. The methodology used to determine a fair value imputes a value to the Class B Interest based on the market value of the publicly traded Class A limited partnership units at date of valuation. Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest on the Company's financial statements may differ from the value that would have been used had a ready market existed for the Class B Interest, and the difference could be material.

The Company's principal investments in securities of nonaffiliates at year-end consisted of portfolio securities invested in direct obligations of the U.S. Government (all U.S. Treasury Notes and Bills) and high yield corporate obligations. At December 31, 1996, 14.56% of the Company's net assets was invested in high yield corporate obligations, 39.62% in U.S. Treasury Obligations and .05% in cash equivalents. The current yield on high yield corporate bonds held by the Company at December 31, 1996 was 9.26% with a yield to maturity of 8.65%. The current yield on U.S. Government securities held by the Company at December 31, 1996 was 6.12% with a yield to maturity of 5.95%. The average maturity of all of the Company's portfolio investments in securities of nonaffiliates at December 31, 1996 was 2.7 years and the current yield was 6.95%.

At December 31, 1996, the net asset value per common share amounted to $10.52 based on 1,671,238 common shares outstanding.

On December 31, 1996, the Company signed a letter of intent for the acquisition of PG Design Electronics, a contract and product design manufacturer of printed circuit boards for the computer industry. The Company is currently conducting due diligence. The acquisition is subject to negotiation of a final contract and approval by the Company's Board of Directors and shareholders. If the acquisition is consummated, the Company will cease to be an Investment Company within the meaning of the Investment Company Act of 1940 and will seek to deregister.



                                       Sincerely,

                                       /s/ Edwin Jacobson

                                       Edwin Jacobson
                                       President and Chief Executive Officer


February 28, 1997

                         REPORT OF INDEPENDENT AUDITORS





To the Stockholders and Board of Directors of
            Milwaukee Land Company

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Milwaukee Land Company as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors whose report dated February 19, 1993, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Milwaukee Land Company at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.





                                                        Ernst & Young LLP

Chicago, Illinois
February 18, 1997

                             MILWAUKEE LAND COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996





ASSETS
Investments at Value:
   Nonaffiliates (cost $9,477,090).................  $ 9,535,374
   Affiliates (cost $12,260,845)...................    7,589,129
                                                     -----------
   Total Investments...............................   17,124,503
Cash...............................................    1,191,774


Receivables:

   Management fees - affiliate.......   $425,006
   Accrued interest..................    169,200
   Partnership distribution .........     41,054
   affiliates
   Other.............................     51,770
                                        --------
Total Receivables..................................      687,030
Prepaid expenses...................................       61,942
                                                     -----------
   Total Assets                                       19,065,249


LIABILITIES

Directors and officers.............................       12,389
Allowance for claims and liabilities...............    1,309,278
Other..............................................      159,434
                                                     -----------
   Total Liabilities...............................    1,481,101


NET ASSETS.........................................  $17,584,148
                                                     ===========

COMMON SHARES OUTSTANDING..........................    1,671,238
                                                     ===========

NET ASSET VALUE PER COMMON SHARE...................       $10.52
                                                     ===========

                See accompanying Notes to Financial Statements

                             MILWAUKEE LAND COMPANY

                            STATEMENT OF OPERATIONS
                          Year ended December 31, 1996


Investment Income:
   Interest - nonaffiliates..............................    $   658,005
   Interest - affiliates.................................        107,331
   Management fee from affiliate.........................        425,006
   Equity in earnings - affiliates.......................          7,131
   Other                                                           2,696
                                                             -----------
    Total Investment Income..............................                     $  1,200,169


Expenses:

   Compensation and benefits.............................        427,482
   Directors' fees and expenses..........................         28,258
   Professional fees.....................................        209,684
   Advisory fees.........................................         19,457
   Custodian fees........................................          6,079
   Franchise taxes.......................................         19,997
   Insurance.............................................         90,186
   Facility expense allocation...........................         37,128
   General and administrative expenses...................        236,388
                                                             -----------
    Total Expenses.......................................                        1,074,659
                                                                              ------------

Net Investment Income....................................                          125,510


Net Realized Gain and Unrealized Depreciation on Investments:
Net realized gain on sales of investments................         57,132
Net Change in Unrealized Depreciation on Investments:
   Nonaffiliates.........................................        (31,435)
   Affiliates............................................     (1,535,909)
                                                             -----------
    Net change in unrealized depreciation on investments      (1,567,344)
                                                             -----------
Net Realized Gain and Unrealized Depreciation on Investments.                   (1,510,212)
                                                                              ------------
Net Decrease in Net Assets Resulting From Operations.....                      $(1,384,702)
                                                                              ============


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                    Years ended December 31, 1996 and 1995




                                                                               Year Ended
                                                                       ---------------------------
                                                                        12/31/96        12/31/95
                                                                       -----------     -----------
Operations:
  Net investment income.............................................   $   125,510     $   122,543
  Net realized gain (loss) on sales of investments..................        57,132         (52,728)
  Net change in unrealized depreciation on investments..............    (1,567,344)     (4,090,796)
                                                                       -----------     -----------
      Net Decrease in Net Assets Resulting From Operations..........    (1,384,702)     (4,020,981)
  Net Assets at Beginning of Year...................................    18,968,850      22,989,831
                                                                       -----------     -----------
  Net Assets at End of Year (including undistributed net
      investment income of $10,332,605 at December 31, 1996 and
      $10,207,095 at December 31, 1995).............................   $17,584,148     $18,968,850
                                                                       ===========     ===========

                See accompanying Notes to Financial Statements


                            MILWAUKEE LAND COMPANY

                            SCHEDULE OF INVESTMENTS
                               December 31, 1996

NON-AFFILIATES
FIXED INCOME SECURITIES
                                                                         Principal
U.S. Treasury Obligations -- 39.62%                                       Amount        Value
-----------------------------------                                   ----------   -----------
U.S. Treasury bill, due 5/22/97........................................ $1,655,000   $ 1,617,956
U.S. Treasury notes, 6.125% due 3/31/98................................    950,000       954,598
U.S. Treasury notes, 6.375% due 1/15/99................................  1,600,000     1,614,992
U.S. Treasury notes, 6.875% due 7/31/99................................  1,500,000     1,530,465
U.S. Treasury notes, 5.750% due 10/31/00...............................  1,265,000     1,248,201
                                                                                     -----------
       Total U.S. Treasury Obligations (cost 6,968,346)................                6,966,212

Corporate Obligations -- 14.56%
-------------------------------
Navistar Finl Sr Sub Nt, 8.875%, due 11/15/98..........................    150,000       153,750
Revlon Consumer Prods Corp Sr Nt, 9.500%, due 6/1/99...................    150,000       153,750
Unisys Corp Nt, 10.625%, due 10/1/99...................................    200,000       207,250
SIFTO CDA Inc Gtd Sr Secd Nt, 8.500% due 7/15/00.......................    200,000       199,000
Armco Inc. Sr Nt, 9.375%, due 11/1/00..................................    250,000       251,250
Reliance Group Hldgs Inc Sr Nt, 9.000%, due 11/15/00...................    150,000       154,500
Stone Consol Corp Sr Secd Nt, 10.250%, due 12/15/00....................    200,000       213,000
Repap Wis Inc 1st Priority Sr Secd Nt, 9.250%, due 2/1/02..............    200,000       201,500
Sequa Corp Sr Nt, 8.75%, due 12/15/01..................................    250,000       250,000
Century Communications Corp Sr Nt, 9.750%, due 2/15/02.................    200,000       206,000
Owens Il Inc Sr Sub Nt, 10.500%, due 6/15/02...........................    200,000       211,000
Rogers Cablesystems Ltd Sr Secd 2nd Priority Nt, 9.625%, due 8/1/02....    200,000       208,500
CTC Mansfield Fdg Corp Sec Lease Oblig, 10.250%, due 3/30/03...........    149,000       151,199
                                                                                     -----------
   Total Corporate Obligations (cost $2,500,281).......................                2,560,699

Money Market Fund -- .05%
-------------------------
Norwest Cash Investment Fund (cost $8,463).............................                    8,463
                                                                                     -----------
   Total Non-Affiliates (cost $9,477,090)..............................                9,535,374

AFFILIATES -- 43.16%
--------------------
Heartland Partners, L.P. - 1% General Partnership Interest and
   .5% Class B Limited Partnership Interest  (a).......................                7,587,854
CMC Heartland Partners - .01% General Partnership Interest  (a)........                    1,275
                                                                                     -----------
   Total Affiliates (cost $12,260,845).................................                7,589,129
                                                                                     -----------
   Total Investments (cost $21,737,935) - 97.39%.......................               17,124,503

OTHER ASSETS AND LIABILITIES, NET -- 2.61%.............................                  459,645
                                                                                     -----------

NET ASSETS - 100%......................................................              $17,584,148
                                                                                     ===========

(a) Investments not readily marketable

                 See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     Milwaukee Land Company (the "Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company on March 23, 1988. Prior to June 30, 1993 the Company was a wholly owned subsidiary of Chicago Milwaukee Corporation ("CMC").

Security valuation:

     Investments are stated at value. Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the mean of closing bid and asked prices. Fixed-income securities are valued at the most recent bid quotation. Money market instruments are valued at cost, which approximates market value. Other securities for which prices are not readily available are valued for reporting purposes under the 1940 Act at a fair value as determined by the Board of Directors.

     The Company's investment in the Class B limited partnership interest and the general partner interest (together, the "Class B Interest") of Heartland Partners, L.P. is not publicly traded, and accordingly there are no available market quotations. On December 7, 1995, the Board of Directors of the Company changed the methodology for valuing the Class B Interest. In making its determination of a fair value for the Class B Interest, the Board of Directors of the Company considers an imputed value based on the change in the market value of the publicly traded Class A limited partnership interests in Heartland Partners, L.P. (the "Units"). The percentage change in the market value of the publicly traded Units from June 30, 1990, is applied to the initial cost of the Class B Interest (approximately $9.6 million) to the date of valuation.

     Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest and the general partnership interest in Heartland on the Company's financial statements may differ from values that would have been used had a ready market existed for these interests, and the difference could be material.

     The change in methodology adopted by the Board resulted in a decrease in the value of the Class B Interest of $6.2 million in 1995 and reduced unrealized gains $4.5 million, net of tax. The effect on the net asset value of the Company at December 31, 1995 was a decrease of $2.69 per share.

Investment transactions and investment income:

     Security transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on securities owned.

Use of Estimates:

     Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            MILWAUKEE LAND COMPANY

                               December 31, 1996


NOTE 2.  NET ASSETS

     Net assets at December 31, 1996 consisted of the following items:

          Common stock - $0.30 par value per share, authorized 10,000,000
           shares, 1,671,238 shares issued and outstanding.................... $   501,371
          Paid in capital.....................................................  10,773,419
          Undistributed net investment income.................................  10,332,605
          Undistributed net realized gains on investment transactions.........     590,185
          Net unrealized depreciation on investments..........................  (4,613,432)
                                                                               -----------
           Net Assets......................................................... $17,584,148
                                                                               ===========

     Certain reclassifications have been made within the components of net assets as of December 31, 1995 to conform to the 1996 presentation.

NOTE 3.  INVESTMENT SERVICES

     During 1996 the Company paid advisory fees for investment advisory services under an agreement with OFFITBANK, a nonaffiliated investment advisor. For the services rendered by OFFITBANK under the agreement, the Company paid OFFITBANK an annual investment advisory fee equal to .20 of 1% per annum of the value of the portfolio under management. The agreement provides that the advisory fee is payable quarterly in arrears based on the average month-end value of the portfolio during such quarter.



NOTE 4.  FEDERAL INCOME TAXES

     As of December 31, 1996, the Company has deferred tax assets consisting of tax NOL carryforwards of approximately $146,000, AMT credit carryforwards of approximately $919,000 and tax unrealized investment losses of approximately $1,113,000. The NOL carryforwards expire in 2009 and 2010. For financial reporting purposes, a valuation allowance has been provided to offset the deferred tax assets.

     Based on cost of investments for federal income tax purposes of $19,773,509 on December 31, 1996, net unrealized depreciation was $2,649,006, consisting of gross unrealized appreciation of $77,650 and gross unrealized depreciation of $2,726,656.

                            MILWAUKEE LAND COMPANY

                               December 31, 1996

NOTE 5.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

     The Company has a 1% general partnership interest in Heartland Partners, L.P. ("Heartland") which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland Partners ("CMC Heartland") which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland (collectively, the "Partnerships"), including the Class B Interest in Heartland described below, were included in investments at a value of $7,589,129 at December 31, 1996.

     The Company, in its capacity as the general partner of Heartland and the managing general partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of the Partnerships and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

     In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities (as defined below) are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals to the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount to such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest. Plan Liabilities consist of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation, formerly a wholly owned subsidiary of CMC, and previously named the Chicago Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses incurred in resolving such plan and other contingent liabilities, for which the Partnerships have assumed primary liability.

     The Company has a management agreement with CMC Heartland, pursuant to which CMC Heartland is required to pay to the Company an annual management fee in the amount of $425,006. On December 31, 1996, the Company received $1,180,853 related to previously accrued management fees including $107,331 for interest related to past due amounts. The 1996 accrued management fee in the amount of $425,006 was paid on February 14, 1997.

     For the year ended December 31, 1996, the Company paid CMC Heartland approximately $141,000 for staff salary and operating expense allocations.

                            MILWAUKEE LAND COMPANY

                               December 31, 1996


NOTE 6.  CONTINGENT LIABILITIES

     The Company, by reason of its serving as the general partner of the Partnerships, is liable and responsible to third parties for the Partnerships' liabilities to the extent the assets of the Partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, the Partnerships assumed primary responsibility for the Plan Liabilities (see Note 5).

     Included in the Plan Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad, the primary liabilities in connection with certain of these real estate properties. Descriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.



NOTE 7.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 1996 (excluding short-term investments) are as follows:

          Purchases................................ $3,504,625
          Proceeds from sales and maturities....... $4,920,861

                            MILWAUKEE LAND COMPANY

                               December 31, 1996


NOTE 8.  CERTAIN DISCLOSURES PURSUANT TO RULE 8b-16, AS AMENDED

     The Company has no divided reinvestment plan and has no plans to implement such a plan. The Company's Certificate of Incorporation and By-laws contain several provisions intended to enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by such board. These provisions provide for, among other things, a classified board of directors, the prohibition of stockholder action by written consent, the authorization of "blank ticket" preferred stock, the prohibition of calling special stockholder meetings unless requested by the Chairman, President or the holders of not less than 80% of the outstanding common stock of the Company, and the prohibition of calling special Board meetings unless requested by the Chairman, President or 75% of the directors.

     The portfolio manager associated with the investment policies of the fund has not changed. No material changes to the Company's investment objective or policies were made during 1996.



NOTE 9.  POTENTIAL ACQUISITION

     On December 31, 1996, the Company signed a letter of intent for the acquisition of PG Design Electronics, a contract and product design manufacturer of printed circuit boards for the computer industry. The Company is currently conducting due diligence. The acquisition is subject to negotiation of a final contract and approval by the Company's Board of Directors and shareholders. If the acquisition is consummated, the Company will cease to be an Investment Company within the meaning of the Investment Company Act of 1940 and will seek to deregister.

                            MILWAUKEE LAND COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (Concluded)
                               December 31, 1996



NOTE 10.  FINANCIAL HIGHLIGHTS

     The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the years presented.

                                        1996           1995           1994          1993           1992
                                    -------------  -------------  ------------  -------------  ------------
PER SHARE OPERATING
PERFORMANCE
Net Asset Value, Beginning
   of Year......................... $     11.35    $     13.76    $     13.39   $      6.59    $      6.42
Net Investment Income..............         .08            .07            .05           .02            .17
Net (Losses)/Gains on Securities
   (realized and unrealized).......        (.91)         (2.48)           .32           .81            ---
                                    -----------    -----------    -----------   -----------    -----------
Total From Investment
   Operations......................       (0.83)         (2.41)           .37           .83            .17
Capital Contribution
   From CMC........................         ---            ---            ---          5.97            ---
                                    -----------    -----------    -----------   -----------    -----------
Net Asset Value, End of
   Year............................ $     10.52    $     11.35    $     13.76   $     13.39    $      6.59
                                    ===========    ===========    ===========   ===========    ===========
Per Share Market Value,
   End of Year..................... $      6.19    $      7.38    $      8.00   $      6.50            N/A
Total Investment Return:
   Market..........................      (16.11%)        (7.81%)        23.08%       (10.34%)          N/A
   Net Asset Value.................       (7.31%)       (17.51%)         2.76%       103.19%          2.65%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Year............ $17,584,148    $18,968,850    $22,989,831   $22,377,842    $11,013,637
Ratio of:
   Expenses to Average
     Net Assets....................        5.89%          4.17%          5.82%         6.52%           3.4%
   Net Investment Income to
     Average Net Assets............         .69%           .53%           .36%          .17%           2.6%
Portfolio Turnover Rate............       22.09%         35.16%         24.25%        99.64%          2.24%

                            MILWAUKEE LAND COMPANY



Board of Directors                           Milwaukee Land Company

CLARENCE G. FRAME                            A closed-end management
Chairman of the Board                        investment company traded on the
Milwaukee Land Company                       American Stock Exchange, symbol
                                             MWK.
EDWIN JACOBSON
President and Chief Executive Officer        547 W. Jackson Blvd.
Milwaukee Land Company                       Chicago, IL 60661
                                             (312) 294-0497
ROBERT S. DAVIS
Consultant                                   Investment Advisor
                                             OFFITBANK
EZRA K. ZILKHA                               520 Madison Avenue
President, Zilkha & Sons, Inc.               New York, NY 10022

Officers                                     Custodian
                                             Norwest Bank Minnesota, N.A.
EDWIN JACOBSON                               Norwest Center
President and Chief Executive Officer        6th and Marquette
                                             Minneapolis, MN 55479-0065
LEON F. FIORENTINO
Vice President - Finance,                    Transfer Agent, Stock Registrar and
Secretary and Treasurer                      Dividend Disbursing Agent
                                             LaSalle National Trust, N.A.
LAWRENCE S. ADELSON                          135 S. LaSalle Street
Vice President and General Counsel           Room 1811
                                             Chicago, IL 60690
THOMAS F. REDLER                             (312) 904-2450
Assistant Treasurer and
Assistant Secretary                          Independent Auditors
                                             Ernst & Young LLP
                                             233 S. Wacker Drive
                                             Chicago, IL 60606

     MILWAUKEE
     LAND
     COMPANY
________________________________________________________________________________













     1995 ANNUAL REPORT

To Our Shareholders:

For the year ended December 31, 1995, the net decrease in net assets resulting from operations was $4,020,981. Net investment income for the same period totalled $122,543, compared to $83,363 in 1994, or an increase of $39,180.

The net realized loss from sales of investments for 1995 amounted to $52,728, compared to a loss of $17,943 in 1994. Together, net investment income and realized losses on sales of investments net of taxes for 1995 totalled $69,815, or $.04 per common share, compared to net investment income plus realized losses on sales of investments of $65,420, or $.04 per common share in 1994. Income per share of common stock is based on the weighted average number of common shares outstanding.

The unrealized appreciation on investments for 1995 decreased $4,090,796, net of taxes. The decrease is primarily attributable to the decreased valuation of the Heartland Partners L.P. Class B Interest that was transferred to Milwaukee Land Company by Chicago Milwaukee Corporation as part of its conversion to an open-end investment company. The Class B Interest is not publicly traded and is stated in the financial statements at a fair value as determined by the Company's Board of Directors. On December 7, 1995, the Board of Directors of Milwaukee Land Company changed the methodology for valuing this interest due to their determination that operating losses of Heartland Partners, L.P. could cause anomalous results in the application of the former methodology. The new methodology imputes a value to the Class B Interest based on the market value of the publicly traded Class A limited partnership units at date of valuation. Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest on the Company's financial statements may differ from the value that would have been used had a ready market existed for the Class B Interest, and the difference could be material.

The Company's principal investments in securities of nonaffiliates at year-end consisted of portfolio securities invested in direct obligations of the U.S. Government (all U.S. Treasury Notes) and high yield corporate obligations. At December 31, 1995, 21% of the Company's net assets was invested in high yield corporate obligations, 28% in Treasury Notes and 2% in cash equivalents. The current yield on high yield corporate bonds at December 31, 1995 was 9.17% with a yield to maturity of 9.26%. The current yield on Treasury Notes at December 31, 1995 was 5.09% with a yield to maturity of 5.25%. The average maturity of the portfolio investment in securities of nonaffiliates is 2.8 years and the current yield is 6.72%.

At December 31, 1995, the net asset value per common share amounted to $11.35 based on 1,671,238 common shares outstanding.

The Company continues to search for one or more acquisitions of real estate and/or operating businesses. Any acquisition that would result in the Company's ceasing to be an "investment company" within the meaning of the Investment Company Act of 1940 (which the Company believes would be a desirable result) would require approval by the Company's shareholders.

                                           Sincerely,

                                           /s/ Edwin Jacobson

                                           Edwin Jacobson
                                           President and Chief Executive Officer

February 29, 1996

                        REPORT OF INDEPENDENT AUDITORS



To the Stockholders and Board of Directors of
            Milwaukee Land Company

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Milwaukee Land Company as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1992, were audited by other auditors whose report dated February 19, 1993, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Milwaukee Land Company at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                              Ernst & Young LLP

Chicago, Illinois
February 20, 1996

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995



ASSETS
Investments at Value:
  Nonaffiliates (cost $9,528,029).............................  $ 9,617,748
  Affiliates (cost $12,294,768)...............................    9,158,961
                                                                -----------
    Total Investments.........................................   18,776,709
                                                                    300,134
Receivables
    Management fees-affiliate.....................   $425,006
    Note Receivable-affiliate.....................    648,134
    Securities sold...............................     156,665
    Accrued interest..............................     188,829
    Other.........................................      50,805
                                                      --------
Total Receivables.............................................    1,469,439
Prepaid and deferred expenses and other assets................       30,124
                                                                -----------
    Total Assets..............................................   20,576,406

LIABILITIES
Directors and officers........................................        8,438
Allowance for claims and liabilities..........................    1,348,789
Deferred taxes................................................       72,946
Other.........................................................      177,383
                                                                -----------
    Total Liabilities.........................................    1,607,556
                                                                -----------

NET ASSETS....................................................  $18,968,850
                                                                ===========

COMMON SHARES OUTSTANDING.....................................    1,671,238
                                                                ===========

NET ASSET VALUE PER COMMON SHARE..............................  $     11.35
                                                                ===========


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995



Investment Income:
  Interest............................................ $   704,455
  Management fee from affiliate.......................     425,006
  Other...............................................       1,250
                                                       -----------
    Total Investment Income...........................              $ 1,130,711

Expenses:
  Compensation and benefits...........................     287,544
  Directors' fees and expenses........................      38,482
  Professional fees...................................     359,031
  Advisory fees.......................................      21,386
  Custodian fees......................................       6,102
  Taxes...............................................      46,622
  Insurance...........................................      59,644
  Facility expense allocation.........................      39,732
  General and administrative expenses.................     102,214
                                                       -----------
    Total Expenses....................................                  960,757
                                                                    -----------

Investment Income Before Taxes........................                  169,954
Provision for Income Taxes............................                   47,411
                                                                    -----------
Net Investment Income.................................                  122,543

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized loss on sales of investments.............     (73,129)
Net change in unrealized appreciation/depreciation
 on investments:
  Nonaffiliates.......................................     571,836
  Affiliates..........................................  (6,245,318)
                                                       -----------
   Net change in unrealized appreciation/depreciation
    on investments....................................  (5,673,482)
                                                       -----------
Net Realized and Unrealized Gain/(Loss) on
 Investments Before Taxes.............................  (5,746,611)
Income Tax Benefit....................................  (1,603,087)
                                                       -----------
Net Realized and Unrealized (Loss) on Investments.....               (4,143,524)
                                                                    -----------
Net Decrease in Net Assets Resulting From Operations..              $(4,020,981)
                                                                    ===========


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS
                    YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                       Year Ended
                                                               ---------------------------
                                                                 12/31/95       12/31/94
                                                               -----------    -----------
Operations:
  Net investment income......................................  $   122,543    $    83,363
  Net realized loss on sales of investments, net of taxes....      (52,728)       (17,943)
  Net change in unrealized depreciation/appreciation on
   investments, net of taxes.................................   (4,090,796)       546,569
                                                               -----------    -----------
    Net (Decrease) Increase in Net Assets Resulting From
     Operations..............................................   (4,020,981)       611,989
   Net Assets at Beginning of Year...........................   22,989,831     22,377,842
                                                               -----------    -----------
   Net Assets at End of Year (including undistributed net
     investment income of $10,184,650 at December 31, 1995
     and $10,062,107 at December 31, 1994)...................  $18,968,850    $22,989,831
                                                               ===========    ===========

                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995


NON-AFFILIATES
FIXED INCOME SECURITIES
                                                                               PRINCIPAL
U.S. TREASURY OBLIGATIONS -- 27.69%                                             AMOUNT         VALUE
-----------------------------------                                           -----------   -----------
U.S. Treasury notes, 4.250% due 5/15/96...................................     $1,105,000   $ 1,101,033
U.S. Treasury notes, 6.875% due 10/31/96..................................        650,000       658,326
U.S. Treasury notes, 5.250% due 7/31/98...................................      1,260,000     1,260,391
U.S. Treasury notes, 6.375% due 1/15/99...................................      1,300,000     1,340,417
U.S. Treasury notes, 6.875% due 7/31/99...................................        850,000       892,500
                                                                                            -----------
  Total U.S. Treasury Obligations (cost $5,194,569).......................                    5,252,667

CORPORATE OBLIGATIONS -- 21.43%
-------------------------------
Triton Energy Corp 1997 Sr Sub, 0%, due 11/1/97...........................        250,000       215,625
Navistar Finl Sr Sub Nt, 8.875%, due 11/15/98.............................        250,000       247,500
Revlon Consumer Prods Corp Sr Nt, 9.500%, due 6/01/99.....................        150,000       151,500
Unisys Corp Nt, 10.625%, due 10/1/99......................................        200,000       177,000
Penn Central Corp Sub Nt. 10.625% due 4/15/00.............................        150,000       160,284
Riverwood Intl Corp Sr Nt II, 10.750%, due 6/15/00........................        200,000       215,000
SIFTO CDA Inc Gtd Sr Secd Nt, 8.500% due 7/15/00..........................        200,000       192,000
Texas New Mex Pwr Hldgs Inc Sr Nt, 9.250%, due 9/15/00....................        200,000       214,234
Armco Inc. Sr Nt, 9.375%, due 11/01/00....................................        250,000       247,500
Reliance Group Hldgs Inc Sr Nt, 9.000%, due 11/15/00......................        250,000       257,188
American Annuity Group Sr Nt, 9.500%, due 8/15/01.........................        250,000       260,000
Repap Wis Inc 1st Priority Sr Secd Nt, 9.250, due 2/01/02.................        200,000       190,000
Sequa Corp Sr Nt, 8.750%, due 12/15/01....................................        250,000       237,500
Penn Traffic Co New Sr Nt, 10.250%, due 2/15/02...........................        150,000       142,875
Century Communications Sr Nt, 9.750%, due 2/15/02.........................        200,000       209,000
Continental Cablevision Sr Sub Nt, 10.625%, due 6/15/02...................        200,000       213,500
Owens II Inc Sr Sub Nt, 10.500%, due 6/15/02..............................        200,000       212,500
Rogers Cablesystems Ltr Sr Secd 2nd Priority Nt. 9.625% due 8/1/02........        200,000       209,500
CTC Mansfield Fdg Corp Sec Lease Oblig, 10.250%, due 3/30/03..............        150,000       152,063
Phoenix RE Corp Sr Nt, 9.750%, due 8/15/03................................        150,000       160,312
                                                                                            -----------
  Total Corporate Obligations (cost $4,033,460)...........................                    4,065,081

MONEY MARKET FUND -- 1.58%
--------------------------
Norwest Cash Investment Fund (cost $300,000)..............................                      300,000
                                                                                            -----------
  Total Non-Affiliates (cost $9,528,029)..................................                    9,617,748

AFFILIATES -- 48.29%
--------------------
Heartland Partners, L.P. - 1% General Partnership Interest and
  .5% Class B Limited Partnership Interest (a)............................                    9,157,461
 CMC Heartland Partners - .01% General Partnership Interest (a)...........                        1,500
                                                                                            -----------
   Total Affiliates (cost $12,294,768)....................................                    9,158,961
                                                                                            -----------
   Total Investments (cost $21,822,797) - 98.99%..........................                   18,776,709

OTHER ASSETS AND LIABILITIES, NET - 1.01%.................................                      192,141
                                                                                            -----------

NET ASSETS - 100%.........................................................                  $18,968,850
                                                                                            ===========

(a) Investments not readily marketable


                            MILWAUKEE LAND COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

  Milwaukee Land Company (the "Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company on March 23, 1988. Prior to June 30, 1993 the Company was a wholly owned subsidiary of Chicago Milwaukee Corporation ("CMC").

Security valuation:

  Investments are stated at value. Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the mean of closing bid and asked prices. Fixed-income securities are valued at the most recent bid quotation. Short-term securities are valued at amortized cost, which approximates market value. Other securities for which prices are not readily available are valued at a fair value as determined by the Board of Directors for reporting purposes under the 1940 Act.

  The Company's investment in the Class B limited partnership interest (the "Class B Interest") of Heartland Partners, L.P. is not publicly traded, and accordingly there are no available market quotations. On December 7, 1995, the Board of Directors of the Company changed the methodology for valuing the Class B Interest.

  In making its determination of a fair value for the Class B Interest, the Board of Directors of the Company considers an imputed value based on the market value of the publicly traded Class A limited partnership interest in Heartland Partners, L.P. (the "Units") and the operating results of Heartland Partners, L.P. The Board of Directors of the Company determined that operating losses of Heartland Partners, L.P. could cause anomalous results in the application of the valuation methodology which had been utilized for the Class B Interest. Therefore, the Board of Directors adopted an alternate method of imputing value based on the market value of the publicly traded Units. Under the new methodology, the percentage change in the market value of the publicly traded Units from June 30, 1990, is applied to the initial cost of the Class B Interest (approximately $9.6 million) to the date of valuation.

  Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest and the general partnership interests in Heartland Partners, L.P. and CMC Heartland Partners on the Company's financial statements may differ from values that would have been used had a ready market existed for these interests, and the difference could be material.

  The change in methodology adopted by the Board resulted in a decrease in the value of the Class B Interest of $6.2 million in 1995, and reduced unrealized gains $4.5 million, net of tax. The effect on the net asset value of the Company at December 31, 1995 is a decrease of $2.69 per share.

Investment transactions and investment income:

  Security transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on securities owned.

                            MILWAUKEE LAND COMPANY

                              DECEMBER 31, 1995



NOTE 2.  NET ASSETS

 Net assets at December 31, 1995 consisted of the following items:

   Common stock - $0.30 par value per share, authorized 10,000,000
    shares, 1,671,238 shares issued and outstanding...............  $   501,371
   Paid in capital................................................    9,973,419
   Undistributed net investment income *..........................   10,184,650
   Undistributed net realized gains on investment transactions *..      462,974
   Net unrealized depreciation on investments *...................   (2,153,564)
                                                                    -----------
       Net Assets.................................................  $18,968,850
                                                                    ===========

   * Net of tax provision


NOTE 3.  INVESTMENT SERVICES

  The Company pays advisory fees for investment advisory services under a revised agreement with OFFITBANK, a nonaffiliated investment advisor. For the services rendered by OFFITBANK under the revised agreement, the Company paid OFFITBANK an annual investment advisory fee equal to .20 of 1% per annum of the value of the portfolio under management. The revised agreement provides that the advisory fee is payable quarterly in arrears based on the average month-end value of the portfolio during such quarter.


NOTE 4.  FEDERAL INCOME TAXES

  A reconciliation of the statutory federal income tax rate to the effective income tax rate for the year ended December 31, 1995 is as follows:

          Statutory rate                  35.0%
          Effect of:
             State income taxes            7.0
             Difference in tax basis
              investment in affiliate    (14.1)
                                         -----
             Effective Rate               27.9%
                                         =====

  As of December 31, 1995, the Company has deferred tax assets consisting of tax NOL carryforwards of approximately $262,000, AMT credit carryforwards of approximately $919,000 and tax unrealized investment losses of approximately $425,000. The NOL carryforwards expire in 2009 and 2010. For financial reporting purposes, a valuation allowance of approximately $1,606,000 has been provided to reduce the deferred tax liabilities of approximately $73,000 primarily related to timing differences between book and tax accounting.

  Based on cost of investments for federal income tax purposes of $19,788,174 on December 31, 1995, net unrealized depreciation was $1,011,465, consisting of gross unrealized appreciation of $158,745 and gross unrealized depreciation of $1,170,210.

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1995


NOTE 5.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

  At the close of business on June 27, 1990, CMC and the Company transferred to CMC Heartland Partners ("CMC Heartland") at the direction of Heartland Partners, L.P. ("Heartland"), substantially all of their respective real estate properties and certain miscellaneous assets and liabilities related to those properties.

  The Company has a 1% general partnership interest in Heartland which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland, including the Class B Interest in Heartland described below, were included in investments at a value of $9,158,961 at December 31, 1995.

  The Company distributed Units, received from Heartland in the real estate transfer, to CMC which then distributed the Units to its common stockholders on June 30, 1990. The Company, in its capacity as the general partner of Heartland and the managing general partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of Heartland and CMC Heartland (collectively, the "Partnerships") and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

  In connection with the real estate transfer, Heartland and CMC Heartland have assumed primary responsibility and liability for the resolution and satisfaction of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation ("CMCRE"), formerly a wholly owned subsidiary of CMC, and previously named the Chicago, Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses incurred in resolving such plan and other contingent liabilities (collectively, the "Plan Liabilities"). CMC was required to contribute to Heartland, over time, cash in the amount of $18.1 million (the "Deferred Capital Contribution"), plus interest, for settlement of Plan Liabilities. In consideration of such commitment, Heartland issued to CMC the Class B Interest. On August 28, 1990 and February 15, 1991, pursuant to an authorization of the Board of Directors of CMC on May 7, 1990, CMC made additional capital contributions to Heartland of approximately $3.6 million in the aggregate, representing an increase in CMC's Class B Interest in Heartland. As part of CMC's conversion from a closed-end management investment company to an open-end management investment company, the Class B Interest was transferred to the Company on July 1, 1993. In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount of such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest.

  Effective July 1, 1993, CMC transferred to the Company its rights and obligations under the management agreement with CMC Heartland. Pursuant to the management agreement, CMC Heartland is required to pay to the Company an annual management fee in the amount of $425,006. On December 29, 1995, the Company advanced CMC Heartland $648,134 for payment of the management fee accrued through December 31, 1994, (which includes management fees accruing since July
1993). On February 14, 1996, the Company advanced CMC Heartland $425,006 for payment of the 1995 management fee. Each advance by the Company to CMC Heartland is in the form of a demand note accruing simple interest at the prime rate plus 2.25% (10.75% at December 31, 1995).

  For the year ended December 31, 1995, the Company paid CMC Heartland approximately $109,000 for staff salary and operating expense allocations.

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1995


NOTE 6.  CONTINGENT LIABILITIES

  The Company, by reason of its serving as the general partner of the Partnerships, is liable and responsible to third parties for the Partnerships' liabilities to the extent the assets of the Partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, the Partnerships assumed, in connection with Heartland's spin-off in June, 1990, primary responsibility for certain contingent liabilities related to (i) the plan of reorganization of the Railroad and (ii) the real estate properties conveyed to CMC Heartland in the spin-off (collectively, the "Heartland Assumed Liabilities"). CMC remains liable to third party obligees for the Heartland Assumed Liabilities, and the Partnerships have indemnified CMC from and against any and all damages, costs or expenses that may be incurred in connection therewith. In consideration of the Partnerships' assumption of the Heartland Assumed Liabilities, and in further consideration of the issuance of the Class B Interest to CMC, CMC agreed to contribute to Heartland by December 31, 1993, cash in the aggregate amount of $18.1 million, plus interest.

  Included in the Heartland Assumed Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad, the primary business activity of the Railroad. The Company and/or the Partnerships have been notified by government agencies of potential liabilities in connection with certain of these real estate properties. Descriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

  In connection with CMC's conversion to an open-end management investment company and the transactions related thereto, CMC assigned to the Company, and the Company assumed from CMC, any obligation for which CMC is or may become liable (the "MLC Assumed Liabilities") arising out of any matters existing on or occurring prior to the effective time of the conversion other than (i) the Heartland Assumed Liabilities, (ii) liabilities directly related to CMC's business of investing and managing its investment securities, (iii) certain litigation against CMC relating to CMC's preferred stock which was pending against CMC at the time of the conversion but which was subsequently dismissed, or (iv) any liabilities relating to federal, state, local or foreign income or other tax matters. In addition, in connection with the assignment of the MLC Assumed Liabilities and the transfer of the Class B Interest to the Company, CMC contributed to Heartland the balance of the deferred capital contribution in respect of the Class B Interest. Following the consummation of the conversion and the transactions related thereto, CMC will continue to remain liable to third party obligees in connection with the MLC Assumed Liabilities. The Company will indemnify CMC from any and all damages, costs or expenses that CMC may incur in connection with the MLC Assumed Liabilities, although there can be no assurance that the Company will be able to fully satisfy such indemnification obligations.


NOTE 7.  INVESTMENT TRANSACTIONS

  Investment transactions for the year ended December 31, 1995 (excluding money market investments) are as follows:

        Purchases....................................  $8,640,540
        Proceeds from sales and maturities...........  $9,112,483

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1995


NOTE 8.  CERTAIN DISCLOSURES PURSUANT TO RULE 8B-16, AS AMENDED

  The Company has no dividend reinvestment plan and has no plans to implement such a plan. The Company's Certificate of Incorporation and By-laws contain several provisions intended to enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by such board. These provisions provide for, among other things, a classified board of directors, the prohibition of stockholder action by written consent, the authorization of "blank ticket" preferred stock, the prohibition of calling special stockholder meetings unless requested by the Chairman, President or the holders of not less than 80% of the outstanding common stock of the Company, and the prohibition of calling special Board meetings unless requested by the Chairman, President or 75% of the directors.

  The portfolio manager associated with the investment policies of the fund has not changed. During 1994, the Company's investment guidelines were revised to extend from three years to six years the permissible average maturity of non-investment grade U.S. dollar denominated securities in which the Company may invest. In 1995, the investment guidelines were further modified to provide for up to a maximum of 35% of the portfolio to be invested in non-investment grade U.S dollar denominated securities.

                            MILWAUKEE LAND COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONCLUDED)
                               DECEMBER 31, 1995


NOTE 9.  FINANCIAL HIGHLIGHTS

  The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the years presented.

                                        1995           1994            1993           1992           1991
                                    -------------  -------------  --------------  -------------  -------------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value, Beginning
 of period.........................  $     13.76    $     13.39    $      6.59     $      6.42    $      6.44
Net Investment Income..............          .07            .05            .02             .17            .35
Net (Losses)/Gains on Securities
 (realized and unrealized).........        (2.48)           .32            .81             ---            .20
                                     -----------    -----------    -----------     -----------    -----------
Total From Investment
 Operations........................        (2.41)           .37            .83             .17            .55
Capital Contribution
 From CMC..........................          ---            ---           5.97             ---            ---
Less Distributions:
 From Net Investment Income to
  Common Shareholders..............          ---            ---            ---             ---            .57
                                     -----------    -----------    -----------     -----------    -----------
Total Distributions................          ---            ---            ---             ---            .57
                                     -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of
 Period............................  $     11.35    $     13.76    $     13.39     $      6.59    $      6.42
                                     ===========    ===========    ===========     ===========    ===========
Per Share Market Value,
 End of Period.....................  $      7.38    $      8.00    $      6.50             N/A            N/A
Total Investment Return:
 Market............................       (7.81)%         23.08%        (10.34%)           N/A            N/A
 Net Asset Value...................      (17.51)%          2.76%        103.19%           2.65%          8.54%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period..........  $18,968,850    $22,989,831    $22,377,842     $11,013,637    $10,727,836
Ratio of:
 Expenses to Average
  Net Assets.......................         4.17%          5.82%          6.52%            3.4%           2.1%
 Net Investment Income to
  Average Net Assets...............          .53%           .36%           .17%            2.6%           5.2%
Portfolio Turnover Rate............        35.16%         24.25%         99.64%           2.24%          98.2%


                            MILWAUKEE LAND COMPANY



BOARD OF DIRECTORS                              MILWAUKEE LAND COMPANY

ROBERT S. DAVIS
Consultant                                      A closed-end management
                                                investment company traded on the
                                                American Stock Exchange, symbol
                                                MWK.

CLARENCE G. FRAME
Chairman of the Board
Milwaukee Land Company
                                                547 W. Jacjson Blvd.
EDWIN JACOBSON                                  Chicago, IL  60661
President and Chief Executive Officer           (312) 294-0497
Milwaukee Land Company
                                                Investment Advisor
EZRA K. ZILKHA                                  OFFITBANK
President, Zilkha & Sons, Inc.                  520 Madison Avenue
                                                New York, NY  10022

OFFICERS                                        Custodian, Transfer
                                                Agent, Stock Registrar and
CLARENCE G. FRAME                               Dividend Disbursing Agent
Chairman of the Board                           Norwest Bank Minnesota, NA
                                                Stock Transfer Department
EDWIN JACOBSON                                  Post Office Box 738
President and Chief Executive Officer           S. St. Paul, MN  55075
                                                (612) 450-4101
LEON F. FIORENTINO
Vice President - Finance,                       Independent Auditors
Secretary and Treasurer                         Ernst & Young LLP
                                                233 S. Wacker Drive
LAWRENCE S. ADELSON                             Chicago, IL  60606
Vice President and General Counsel

THOMAS F. REDLER
Assistant Treasurer and
Assistant Secretary

     MILWAUKEE
     LAND
     COMPANY
--------------------------------------------------------------------------------







1994 ANNUAL REPORT

To Our Shareholders:

     For the year ended December 31, 1994, the net increase in net assets resulting from operations was $611,989. Net investment income for the same period totalled $83,363, compared to $28,574 for 1993, or an increase of $54,789. The increase is attributable primarily to higher interest income due to the investment of a significant portion of the portfolio in high yield corporate obligations.

     The net realized loss from sales of investments for 1994 amounted to $17,943, compared to gain of $278,724, net of taxes, in 1993. Together, net investment income and realized losses on sales of investments for 1994 totalled $65,420, or $.04 per common share, compared to net investment income plus realized gains on sales of investments, of $307,298, net of tax provision, or $.18 per common share in 1993. Income per share of common stock is based on the weighted average number of common shares outstanding.

     The unrealized appreciation on investments for 1994 increased $885,453. This increase is attributable to the increased valuation of the Heartland Partners Class B Interest that was transferred to Milwaukee Land Company by Chicago Milwaukee Corporation as part of its conversion to an open-end investment company. The Class B Interest is stated in the financial statements at a fair value as determined by the Company's Board of Directors. In making this determination of fair value, the Board of Directors utilized a methodology whereby a liquidation value was imputed based upon the publicly traded value of the Class A limited partnership interest in Heartland Partners, L.P. Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest on the Company's financial statements may differ from values that would have been used had a ready market existed for this interest, and the difference could be material.

     The Company's principal investments in securities of nonaffliates at year-end consisted of portfolio securities invested in direct obligations of the U.S. Government (all U.S. Treasury Notes) and high yield corporate obligations. At December 31, 1994, 20% of the Company's net assets were invested in high yield corporate obligations, 21% in Treasury Notes and 2% in cash equivalents. The current yield on high yield corporate bonds at December 31, 1994 was 9.76% with a yield to maturity of 11.29%. The current yield on investment grade securities at December 31, 1994 was 4.70% with a yield to maturity of 6.90%. The average maturity of the portfolio investment in securities of nonaffliates is
3.5 years, and the current yield is 7.03%.

     At December 31, 1994, the net asset value per common share amounted to $13.76 based upon 1,671,238 common shares outstanding.

     At the Annual Meeting of Stockholders held on August 9, 1994, the Company's stockholders voted to: (i) elect Robert S. Davis as a Class I director for a three year term; (ii) approve an Amended and Restated Investment Advisory Agreement with OFFITBANK increasing the investment advisory fee; and (iii) ratify the Board of Directors' selection of Ernst & Young as independent auditors for the Company for 1994.

     The Company continues to search for one or more acquisitions of real estate and/or operating businesses. If an acquisition is consummated, the Company would seek to deregister as a closed-end management company under the Investment Company Act of 1940 if the acquisition resulted in the Company no longer meeting the definition of "investment company" thereunder.

                                       Sincerely,


                                       /s/ Edwin Jacobson
                                       Edwin Jacobson,
                                       President and Chief Executive Officer


February 28, 1995

                        REPORT OF INDEPENDENT AUDITORS

To the Stockholders and Board of Directors of Milwaukee Land Company

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Milwaukee Land Company as of December 31, 1994, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1992 were audited by other auditors whose report dated February 19, 1993, expressed an unqualified opinion on the financial statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Milwaukee Land Company at December 31, 1994, and the results of its operations for the year then ended and changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

     As explained in Note 1, the financial statements include securities valued at $15,404,279 (67% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


                                        ERNST & YOUNG LLP

Chicago, Illinois
February 24, 1995

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

ASSETS
Investment at Value:
    Nonaffiliates (cost $10,295,561).......................... $ 9,813,444
    Affiliates (cost $12,294,768).............................  15,404,279
                                                               -----------
          Total Investments...................................  25,217,723
Cash..........................................................     107,816
Receivables...................................................     863,630
Prepaid and deferred expenses and other assets................      30,082
                                                               -----------
          Total Assets........................................  26,219,251

LIABILITIES
Directors and officers........................................       7,875
Allowance for claims and liabilities..........................   1,353,849
Deferred taxes................................................   1,628,622
Other.........................................................     239,074
                                                               -----------
          Total Liabilities...................................   3,229,420
                                                               -----------
NET ASSETS.................................................... $22,989,831
                                                               ===========
COMMON SHARES OUTSTANDING.....................................   1,671,238
                                                               ===========
NET ASSET VALUE PER COMMON SHARE.............................. $     13.76
                                                               ===========

                See accompanying Notes to Financial Statements

                             MILWAUKEE LAND COMPANY

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994


Investment Income:
   Interest......................................................    $  653,656
   Other.........................................................       425,006
                                                                     ----------
    Total Investment Income......................................                     1,078,662
Expenses:
   Compensation and benefits.....................................       263,629
   Directors' fees and expenses..................................        39,452
   Professional fees.............................................       291,302
   Advisory fees.................................................         7,923
   Custodian fees................................................         7,541
   Taxes.........................................................        25,272
   Insurance.....................................................        56,681
   Printing......................................................        62,931
   Credit expense................................................        79,255
   Facility expense allocation...................................        50,197
   General and administrative expenses...........................        72,412
                                                                     ----------
    Total Expenses...............................................                       956,595
                                                                                      ---------
Investment Income Before Taxes...................................                       122,067
Provision for Income Taxes.......................................                        38,704
                                                                                      ---------
    Net Investment Income........................................                        83,363
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on sales of investments.............................  (17,943)
Net change in unrealized appreciation on investments:
   Nonaffiliates.................................................      (493,021)
   Affiliates....................................................     1,378,474
                                                                     ----------
    Net change in unrealized appreciation on investments.........       885,453
                                                                     ----------
Net Realized and Unrealized Gain on Investments Before Taxes.....       867,510
Provision for Income Taxes.......................................       338,884
                                                                     ----------
Net Realized and Unrealized Gain on Investments..................                       528,626
                                                                                     ----------
Net Increase in Net Assets Resulting From Operaions..............                    $  611,989
                                                                                     ==========

                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR ENDED DECEMBER 31, 1994 AND 1993

                                                                                      YEAR ENDED
                                                                               ------------------------
                                                                                12/31/94      12/31/93
                                                                               ----------    ----------

Operations:
  Net investments income..................................................... $    83,363   $    28,574
  Net realized gain (loss) on sales of investments, net of taxes.............     (17,943)      278,724
  Net change in unrealized appreciation on investments.......................     546,569     1,082,117
                                                                              -----------   -----------
        Net Increase in Net Assets Resulting From Operations.................     611,989     1,389,415
Capital contribution from Chicago Milwaukee Corporation......................          --     9,974,790
                                                                              -----------   -----------
        Total Increase in Net Assets.........................................     611,989    11,364,205
Net Assets at Beginning of Year..............................................  22,377,842    11,013,637
                                                                              -----------   -----------
Net Assets at End of Year (Including undistributed net investment income of
 $10,062,107 at December 31, 1994 and $9,978,744 at December 31, 1993)....... $22,989,831   $22,377,842
                                                                              ===========   ===========

                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                            SCHEDULE OF INVESTMENTS
                               December 31, 1994

NON-AFFILIATES
FIXED INCOME SECURITIES
U.S. TREASURY OBLIGATIONS--20.59%
---------------------------------
                                                                                PRINCIPAL
                                                                                  AMOUNT          VALUE
                                                                                ----------     -----------
U.S. Treasury notes, 4.125% due 5/31/95......................................   $  750,000     $   743,085
U.S. Treasury notes, 4.625% due 2/15/96......................................    1,850,000       1,794,204
U.S. Treasury notes, 4.250% due 5/15/96......................................    1,550,000       1,485,582
U.S. Treasury notes, 6.875% due 3/31/97......................................      725,000         711,856
                                                                                               -----------
     Total U.S. Treasury Obligations (cost $4,900,193).......................                    4,734,727

CORPORATE OBLIGATIONS--19.72%
----------------------------
U.S. Air Group Inc Equip Tr Ctr, 9.300% due 7/15/95..........................      150,000         147,235
Triton Energy Corp 1997 Sr Sub, 0% due 11/1/97...............................      250,000         183,750
Navistar Finl Sub Nt, 8.875% due 11/15/98....................................      250,000         235,000
Unisys Corp Nt, 10.625% due 1/01/99..........................................      200,000         202,000
Revlon Consumer Prods Corp Sr Nt, 9.500% due 6/01/99.........................      150,000         138,750
RJR Nabisco Inc, 8.000% due 1/15/00..........................................      200,000         187,426
Riverwood Intl Corp Sr Nt II, 10.750% due 6/15/00............................      200,000         203,500
Texas New Mex Pwr Co 1 St Mtg Ser U, 9.250% due 9/15/00......................      200,000         193,496
Armco Inc Sr Nt, 9.375% due 11/01/00.........................................      250,000         227,500
Reliance Group Hldgs Inc Sr Nt, 9.000% due 11/15/00..........................      250,000         227,500
Presidential Life, 9.500% due 12/15/00.......................................      150,000         139,500
Healthsouth Rehab Sr Sub, 9.505 due 4/1/01...................................      200,000         192,500
American Annuity Group Sr Nt, 9.500%, due 8/15/01............................      250,000         236,250
Sequa Corp Sr Nt, 8.750% due 12/15/01........................................      250,000         212,500
Repap Nis Inc 1wt Priority Sr Secd Nt, 9.25% due 2/1/02......................      200,000         180,000
Penn Traffic Co New Sr Nt, 10.25% due 2/15/02................................      150,000         144,000
Century Communications Sr Nt, 9.75% due 2/15/02..............................      200,000         192,000
Owens II Inc Sr Sub Nt, 10.500% due 6/15/02..................................      200,000         197,500
Ralphs Grocery Co Sr Sub Nt, 10.25% due 7/15/02..............................      200,000         196,500
Kroger Co Sr Sub Deb, 9.875% due 8/1/02......................................      150,000         151,125
Lomas Mtg USA Inc Nt, 10.250% due 10/01/02...................................      250,000         207,500
CTC Mansfield Fdg Corp Sec Lease Oblig, 10.250% due 3/30/03..................      150,000         139,500
Kearney St R/E LP Secd Pay Thru Nt, 9.560% due 7/15/03.......................      250,000         250,703
Phoenix RE Corp Sr Nt, 9.750% due 8/15/03....................................      150,000         147,000
                                                                                               -----------
     Total Corporate Obligations (cost $4,849,386)...........................                    4,532,735

MONEY MARKET FUND--2.38%
------------------------
Norwest Cash Investment Fund (cost $545,982).................................                      545,982
                                                                                               -----------
     Total Non-Affiliates (cost $10,295,561).................................                    9,813,444

AFFILIATES--67.00%
Heartland Partners, L.P.--1% General Partnership Interest and .5% Class B
  Limited Partnership Interest...............................................                   15,402,779
CMC Heartland Partners--.01% General Partnership Interest....................                        1,500
                                                                                               -----------
     Total Affiliates (cost $12,294,768).....................................                   15,404,279
                                                                                               -----------
     Total Investments (cost $22,590,329)--109.69%...........................                   25,217,723
OTHER ASSETS AND LIABILITIES, NET--(9.69%)...................................                   (2,227,892)
                                                                                               -----------
NET ASSETS--100%.............................................................                  $22,989,831
                                                                                               ===========

                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     Milwaukee Land Company (the "Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company on March 23, 1988. Prior to June 30, 1993, the Company was a wholly owned subsidiary of Chicago Milwaukee Corporation ("CMC").

Security valuation:

     Investments are stated at value. Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the mean of closing bid and asked prices. Fixed-income securities are valued at the most recent bid quotation. Short-term securities are valued at amortized cost, which approximates market value. Other securities for which prices are not readily available are valued at fair value as determined by the Board of Directors for reporting purposes under the 1940 Act.

     In making its determinations of fair value for the Class B limited partnership interest in Heartland Partners, L.P. (the "Class B Interest"), the Board of Directors of the Company utilized a methodology whereby a liquidation value was imputed based on the publicly traded value of the Class A limited partnership interest in Heartland Partners, L.P. (the "Units"). Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest and the general partnership interests in Heartland Partners, L.P. on the Company's financial statements may differ from values that would have been used had a ready market existed for these interests, and the difference could be material.

Investment transactions and investment income:

     Security transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on securities owned.

NOTE 2.  NET ASSETS

  Net assets at December 31, 1994 consist of the following items:

  Common stock--$0.30 par value per share, authorized 10,000,000
   shares, 1,671,238 shares issued and outstanding.................  $   501,371
  Paid in capital..................................................    9,173,419
  Undistributed net investment income*.............................   10,062,107
  Undistributed net realized gains on investment transactions*.....      515,702
  Net unrealized appreciation on investments*......................    2,737,232
                                                                     -----------
          Net Assets...............................................  $22,989,831
                                                                     ===========

-------------------
*Net of tax provision.

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1994

NOTE 3.  INVESTMENT SERVICES

     The Company pays advisory fees for investment advisory services under an agreement with OFFITBANK, a nonaffiliated investment advisor. For the services rendered by OFFITBANK under the agreement, the Company paid OFFITBANK through August 9, 1994, an annual investment advisory fee equal to .05 of 1% per annum of the value of the portfolio under management. An Amended and Restated Investment Advisory Agreement with OFFITBANK was approved at the August 9, 1994 Annual Meeting of Stockholders. The annual fee under the revised agreement is
 .20 of 1% per annum of the value of the portfolio under management. The amended and restated agreement provides that the advisory fee is payable quarterly in arrears based on the average month-end value of the portfolio during such quarter.

NOTE 4.  FEDERAL INCOME TAXES

     The Company's deferred tax provision of $377,588 at December 31, 1994 is primarily attributable to the unrealized gain on the Class B Interest in Heartland Partners, L.P. The existing minimum tax credit carryforward at December 31, 1994 was approximately $900,000.

NOTE 5.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

     At the close of business on June 27, 1990, CMC and the Company transferred to CMC Heartland Partners ("CMC Heartland"), at the direction of Heartland Partners, L.P. ("Heartland"), substantially all of their respective real estate properties and certain miscellaneous assets and liabilities related to those properties.

     The Company has a 1% general partnership interest in Heartland which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland, including the Class B Interest in Heartland described below, were included in investments at a value of $15,404,279 at December 31, 1994.

     The Company distributed Units, received from Heartland in the real estate transfer to CMC, which then distributed the Units to its common stockholders on June 30, 1990. The Company, in its capacity as the general partner of Heartland and the managing general partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of Heartland and CMC Heartland (collectively, the "Partnerships") and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

     In connection with the real estate transfer, Heartland and CMC Heartland have assumed primary responsibility and liability for the resolution and satisfaction of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation ("CMCRE"), formerly

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1994

a wholly owned subsidiary of CMC, and previously named the Chicago Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses incurred in resolving such plan and other contingent liabilities (collectively, the "Plan Liabilities"). CMC was required to contribute to Heartland, over time, cash in the amount of $18.1 million (the "Deferred Capital Contribution"), plus interest, for settlement of Plan Liabilities. In consideration of such commitment, Heartland issued to CMC the Class B Interest. On August 28, 1990 and February 15, 1991, pursuant to an authorization of the Board of Directors of CMC on May 7, 1990, CMC made additional capital contributions to Heartland of approximately $3.6 million in the aggregate, representing an increase in CMC's Class B Interest in Heartland. As part of CMC's conversion from a closed-end management investment company to an open-end management investment company, the Class B Interest was transferred to the Company on July 1, 1993. In general, the Class B Interest entitles the holder to
 .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount of such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capial account of the Class B Interest.

     Effective July 1, 1993, CMC transferred to the Company its rights and obligations under the management agreement with CMC Heartland. Pursuant to the management agreement, CMC Heartland is required to pay to the Company an annual management fee in the amount of approximately $425,000. At the discretion of Heartland, the management fee may be accrued and not paid for up to 5 full years after the real estate transfer.

     For the year ended December 31, 1994, the Company paid CMC Heartland approximately $140,000 for staff salary and operating expense allocations.

NOTE 6. CONVERSION OF CMC FROM A CLOSED-END MANAGEMENT INVESTMENT COMPANY TO OPEN-END MANAGEMENT INVESTMENT COMPANY

     After the May 12, 1993 approval by CMC's stockholders of its conversion to an open-end management investment company, the following transactions were effected:

          1. All of CMC's outstanding preferred stock was redeemed on June 16, 1993.

          2. CMC sold its waste water treatment facility to Heartland for its fair market value.

          3. CMC paid Heartland the $7.9 million balance of the Deferred Capital Contribution and related accrued interest; CMC Heartland paid CMC $1.2 million, representing the accrued management fee due and owing to CMC under the management agreement through the date of payment and $200,000 in reimbursement of CMC's payment of Heartland's organization expenses.

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1994

          4.  CMC transferred to the Company:

               A.  The Class B Interest;

               B. CMC's rights and obligations under the management agreement with CMC Heartland, other than the right to receive management fees accrued through the date of transfer; and

               C. All of its remaining illiquid assets and certain of its contingent liabilities.

     CMC distributed the common stock of the Company to CMC's common stockholders after the close of business on June 30, 1993. One share of the Company's common stock was distributed for each share of CMC's common stock that was held as of June 18, 1993, the record date for the distribution. The Company's common stock is now traded on the American Stock Exchange under the symbol MWK. CMC became an open-end management investment company on July 1, 1993.

NOTE 7.  CONTINGENT LIABILITIES

     The Company, by reason of its serving as the general partner of the Partnership is liable and responsible to third parties for the Partnerships' liabilities to the extent the assets of the Partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, the Partnerships assumed, in connection with Heartland's spin-off in June 1990, primary responsibility for certain contingent liabilities related to (a) the plan of reorganization of the Railroad and (b) the real estate properties conveyed to CMC Heartland in the spin-off (collectively, the "Heartland Assumed Liabilities"). CMC remained liable to third party obligees for the Heartland Assumed Liabilities, and the Partnerships have indemnified CMC from and against any and all damages, costs or expenses that may be incurred in connection therewith. In consideration of the Partnerships' assumption of the Heartland Assumed Liabilities, and in further consideration of the issuance of the Class B Interest to CMC, CMC agreed to contribute to Heartland, by December 31, 1993, cash in the aggregate amount of $18.1 million, plus interest.

     Included in the Heartland Assumed Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad the primary business activity of the Railroad. The Company and/or the Partnerships have been notified by governmental agencies of potential liabilities in connection with certain of these real estate properties. Descriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

     In connection with CMC's conversion to an open-end management investment company and the transactions related thereto, CMC assigned to the Company, and the Company assumed from CMC, any obligation for which CMC is or may become liable (the "MLC Assumed Liabilities") arising out of any matters existing on or occurring prior to the effective time of the conversion other than (i) the Heartland Assumed Liabilities, (ii) liabilities directly related to CMC's business of investing and managing its investment

                            MILWAUKEE LAND COMPANY

                               DECEMBER 31, 1994


securities, (iii) certain litigation against CMC relating to CMC's preferred stock which was pending against CMC at the time of the conversion but which was subsequently dismissed, or (iv) any liabilities relating to federal, state, local or foreign income or other tax matters. In addition, in connection with the assignment of the MLC Assumed Liabilities and the transfer of the Class B Interest to the Company, CMC contributed to Heartland the balance of the deferred capital contribution in respect of the Class B Interest. Following the consummation of the conversion and the transactions related thereto, CMC will continue to remain liable to third party obligees in connection with the MLC Assumed Liabilities. The Company will indemnify CMC from any and all damages, costs or expenses that CMC may incur in connection with the MLC Assumed Liabilities, although there can be no assurance that the Company will be able to fully satisfy such indemnification obligations.


NOTE 8. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 1994 (excluding money market instruments) are as follows:

     Purchases.................................................... $5,765,352
     Proceeds from sales..........................................  5,970,089

     The cost of investments at December 31, 1994 for federal income tax purposes is $19,097,904, which includes gross unrealized appreciation of $5,319,819.


NOTE 9. CERTAIN DISCLOSURES PURSUANT TO RULE 8B-16, AS AMENDED

     The Company has no dividend reinvestment plan and has no plans to implement such a plan. The Company's Certificate of Incorporation and By-laws contain several provisions intended to enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by such Board. These provisions provide for, among other things, a classified board of directors, the prohibition of stockholder action by written consent, the authorization of "blank ticket" preferred stock, the prohibition of calling special stockholder meetings unless requested by the Chairman, President or the holders of not less than 80% of the outstanding common stock of the Company, and the prohibition of calling special Board meetings unless requested by the Chairman, President or 75% of the directors.

     The portfolio manager associated with the investment policies of the fund has not changed. During 1994, the Company's investment guidelines were revised to extend from three years to six years the permissable average maturity of non-investment grade U.S. dollar denominated securities in which the Company may invest. The investment guidelines have also been modified to provide for up to a maximum of 50% of the portfolio to be invested in non-investment grade U.S. dollar denominated securities.

                            MILWAUKEE LAND COMPANY

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)
                               DECEMBER 31, 1994


NOTE 10. FINANCIAL HIGHLIGHTS

     The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the periods presented.

                                                            1994          1993        1992(a)       1991(a)       1990(a)
                                                        -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value, Beginning of
  Period........................................        $     13.39   $      6.59   $      6.42   $      6.44   $     13.29
Net Investment Income...........................                .05           .02           .17           .35           .29
Net Gains or Losses on Securities
  (both realized and unrealized)................                .32           .81                         .20           .27
                                                        -----------   -----------   -----------   -----------   -----------
Total From Investment Operations................                .37           .83           .17           .55           .56
Capital Contribution from Chicago
  Milwaukee Corporation.........................                             5.97
Less Distributions:
  From Net Investment Income to
    Common Shareholders.........................                                                          .57          1.38
  From Capital Gains to Common
    Shareholders................................                                                                       3.00
  From Retained Earnings to
    Common Shareholders.........................                                                                       3.03
                                                        -----------   -----------   -----------   -----------   -----------
Total Distributions.............................                 --            --            --           .57          7.41
                                                        -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period..................        $     13.76   $     13.39   $      6.59   $      6.42   $      6.44
                                                        ===========   ===========   ===========   ===========   ===========
Per Share Market Value, End of
  Period........................................               8.00          6.50           N/A           N/A           N/A
Total Investment Return--Market.................              23.08%       (10.34)%         N/A           N/A           N/A
Total Investment Return--Net
  Asset Value...................................               2.76%       103.19%         2.65%         8.54%         4.21%
RATIO/SUPPLEMENTAL
  DATA
Net Assets, End of Period.......................        $22,989,831   $22,377,842   $11,013,637   $10,727,836   $10,764,672
Ratio of Expenses to Average Net
  Assets........................................               5.82%         6.52%          3.4%          2.1%          1.3%
Ratio of Net Investment Income to
  Average Net Assets............................                .36%          .17%          2.6%          5.2%          3.0%
Portfolio Turnover Rate.........................              24.25%        99.64%         2.24%         98.2%           --

----------
(a) Restated to reflect the change from 5,000 common shares outstanding to 1,671,238 pursuant to the July 1, 1993 spin-off of the common stock of Milwaukee Land Company by Chicago Milwaukee Corporation on a pro-rata basis.

                             MILWAUKEE LAND COMPANY

BOARD OF DIRECTORS                              MILWAUKEE LAND COMPANY
ROBERT S. DAVIS
Consultant                                      A closed-end management investment company
                                                traded on the American
CLARENCE G. FRAME                               Stock Exchange, symbol MWK
Chairman of the Board
Milwaukee Land Company
                                                547 W. Jackson Boulevard
EDWIN JACOBSON                                  Chicago, Illinois 60661
President and Chief Executive Officer           (312) 294-0497
Milwaukee Land Company
                                                Investment Advisor
JACK NASH                                       OFFITBANK
General Partner                                 520 Madison Avenue
Odyssey Partners, L.P.                          New York, New York 10022

EZRA K. ZILKHA                                  Custodian,
President, Zilkha & Sons, Inc.                  Transfer Agent,
                                                Stock Registrar and
OFFICERS                                        Dividend Disbursing Agent,
                                                Norwest Bank Minnesota, N.A.
CLARENCE G. FRAME                               Stock Transfer Department
Chairman of the Board                           Post Office Box 738
                                                S. St. Paul, Minnesota 55075-0738
EDWIN JACOBSON                                  (612) 450-4101
President and Chief Executive Officer

LEON F. FIORENTINO                              Independent
Vice President--Finance,                        Auditors
Secretary and Treasurer                         Ernst & Young LLP
                                                233 S. Wacker Drive
LAWRENCE S. ADELSON                             Chicago, Illinois 60606
Vice President and
General Counsel and
Assistant Secretary

THOMAS F. REDLER
Assistant Treasurer and
Assistant Secretary

                                                                      APPENDIX F

                        PROPOSED NEW ADVISORY AGREEMENT

                                                                      APPENDIX F



                         INVESTMENT ADVISORY AGREEMENT

          THIS AGREEMENT made this ___ day of _________ 1997 between OFFITBANK, a New York banking organization organized under the New York Banking Law, having its principal office at 520 Madison Avenue, New York, New York 10022 (the "Bank") and Milwaukee Land Company, a Delaware corporation, having its principal office at 547 West Jackson Boulevard, Chicago, Illinois 60661 (the "Client").

                             W I T N E S S E T H :

          WHEREAS, the Client is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Bank provided investment advisory services to the Client from August 11, 1994 through December 31, 1996 pursuant to an investment advisory agreement which terminated effective December 31, 1996; and

          WHEREAS, the Bank continued to provide investment advisory services to the Client from January 1, 1997 through February 17, 1997 without compensation and the Client desires to compensate the Bank for services provided during those periods; and

          WHEREAS, the Client desires the Bank to continue to render investment advisory services pursuant to this Agreement upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. Investment Management Services: The Client hereby retains the Bank to manage the investment of such securities and other assets comprising the investment portfolio as may be placed under the supervision of the Bank by the undersigned (which portfolio, together with all additions, substitutions and alterations occurring during the term of this Agreement, is referred to herein as the "Portfolio"). Subject to the provisions of paragraph 2 hereof, the Bank is authorized, without further approval by, or notice to, the undersigned, to make all investment decisions concerning the Portfolio and to make purchases and sales, and otherwise to effect transactions in stocks, bonds and other securities in the Portfolio on behalf of the Client. The aforesaid authorization shall remain in full force and effect until termination of this Agreement by law or in accordance with its terms or until revoked by the Client by written notice addressed to the Bank (or to such other address as the Bank may notify the Client during the term thereof), but such termination or revocation shall not affect any liability in any way resulting from transactions initiated prior to the Bank's receipt of such revocation notice. In order that the Bank may render efficient services to the Client under this Agreement, the Client shall notify the Bank of any and all changes in the general financial circumstances and investment objectives of the Client during the term of this Agreement.

          2.  Duties of the Bank:

          (a) The Bank, in the performance of its duties under this Agreement, shall act in conformity with the Client's investment objectives, policies, restrictions and directives, as communicated in writing from time to time by the Board of Directors of the Client (the "Board of Directors") or Investment Committee thereof (the "Investment Committee"), and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

          (b) The Bank, as agent for the Client, will effect portfolio transactions either directly with the issuer of a particular security or with a broker and/or dealer in such securities.

          (c) The Bank may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased on behalf of the Client with securities to be sold or purchased on behalf of the Bank. In such event, allocation of the securities so purchased or sold on behalf of the Client, as well as the expenses incurred in the transaction, will be made by the Bank in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Client and, if applicable, to such other clients.

          (d) The Bank shall maintain books and records with respect to the securities transactions of the Client and shall render to the Board of Directors (or Investment Committee) such periodic and special reports as the Board of Directors (or Investment Committee) may reasonably request consistent with past practices.

          3. Delivery of Funds and Securities: All transactions in the Portfolio shall be carried out through such custodian(s) as the Client shall designate in writing; the Bank is hereby authorized to issue instructions to such custodian(s) with respect to all deliveries of funds or securities in connection with transactions by the Bank pursuant to this Agreement. The Bank shall have no obligations or liabilities with respect to the Client's custodial arrangements.

          4. Brokers/Dealers: The Bank is authorized to select the brokers and/or dealers that will execute the purchases and sales of portfolio securities for the Client and shall endeavor to obtain the best net available price and execution, except as described herein. Unless and until otherwise directed by the Board of Directors or the Investment Committee, the Bank also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Bank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Bank's overall responsibilities with respect to the Client. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

          5. Books and Records: The Bank shall keep the Client's books and records required to be maintained by it pursuant to paragraph 2 of this Agreement. The Bank agrees that all records which it maintains for the Client are property of the Client, and it will promptly surrender copies of any of such records to the Client upon the Client's request. The Bank further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated by the Commission under the 1940 Act any such records as are required to be maintained by the Bank with respect to the Client by Rule 31a-1 promulgated by the Commission under the 1940 Act.

          6.  Fee Schedule:

          (a) For its services hereunder on and after the date of this Agreement, the Bank shall be entitled to a fee in accordance with the fee schedule annexed as Annex A. During the term of this Agreement, the Bank will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities purchased for the Client (including taxes and brokerage commissions, custodian fees and other charges if any).

          (b) For its services during the period January 1, 1997 through February 17, 1997, the Bank shall be entitled to a fee in the total amount of $2,900, which shall be paid by the Client to the Bank within 10 days after the effective date of this Agreement.

          7. Confidentiality: All information, recommendations and advice furnished by the Bank to the Client under this Agreement shall be regarded as confidential by the Client and shall not be communicated to a third party except to officers, directors or other representatives of the Company who need to know such information or except as may be required by law or pursuant to any court or other proceeding.

          8. Service to Other Clients: It is understood that the Bank may perform investment advisory and management services for various clients, including investment companies. The Bank may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given to, or the timing and nature of action taken with respect to, the Client. This Agreement shall not be deemed to confer upon the Bank any obligation to recommend to the Client a position in any security which the Bank, or its principals, affiliates or employees, may acquire for its or their own accounts of any other client, if in the sole and absolute discretion of the Bank, it is not for any reason practical or desirable to recommend a position in such security for the Client. The Bank shall not be liable for any loss incurred in connection with recommendations made to the Client due to errors of judgment or by reason of its advice, actions or otherwise, so long as the Bank shall have acted in good faith, and if negligence, willful or reckless misconduct or violation of applicable law is not involved; nor shall the Bank be responsible for any loss incurred by reason of any act or omission of any executing broker. Transactions in securities may be accomplished on behalf of other clients from whom the Bank has discretionary authority prior to the time that recommendations or transactions in the same securities may be communicated to the Client (or executed by or on behalf of the Client) and at prices which may be different at which transactions in the same securities are executed by or on behalf of the Client.

          9. Effectiveness and Term: This Agreement shall become effective upon its execution by both parties hereto. Unless terminated as provided in
Section 10 or Section 11, this Agreement will remain in effect until December 31, 1998, and will continue in effect for 12-month periods ending on December 31 thereafter so long as such continuance is approved at least annually either by
(i) the Board of Directors or (ii) the vote of a majority of the outstanding voting securities of the Client (as defined in the 1940 Act); provided, however, that in either event, the continuance must also be approved by the vote of a majority of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting upon such approval.

          10. Termination: The Client has the right to terminate this Agreement at any time, without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Client (as defined in the 1940 Act), on 60 days' written notice to the Bank. The Bank has the right to terminate this Agreement on 60 days' written notice to the Board of Directors.

          11. Transfer and Assignment: This Agreement may not be transferred or assigned by the Bank, and this Agreement shall automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

          12. Representation by the Client: The execution and delivery of this Agreement by the Client shall constitute the representation by the Client that
(a) the terms hereof do not violate any obligation by which the Client is bound, whether arising by contract, operation of law or otherwise, (b) this Agreement will be binding upon the Client in accordance with its terms, and (c) the Client will deliver to the Bank such evidence of such authority as the Bank may reasonably require, whether by way of a certified corporate resolution or otherwise.

          13. Independent Contractor: The Bank shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors from time to time, have no authority to act for or represent the Client in any way or otherwise be deemed to be an agent of this Client.

          14. Amendment: This Agreement may be amended by mutual consent, but the consent of the Client must be approved (a) by vote of a majority of those Directors of the Client who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, cast in person at a meeting called for purpose of voting on such amendment, and (b) solely to the extent required by the provisions of the 1940 Act, by vote of a majority of the outstanding voting securities of the Client (as defined in the 1940 Act).

          15. Entire Agreement: This Agreement contains the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings between the parties with respect to the matters contained herein, including the provisions of the Existing Agreement and any amendment thereto.

          16. Notices: All notices pursuant this Agreement shall be given in writing hand delivered or by certified mail, postage prepaid, return receipt requested, to the address set forth in the first paragraph of this Agreement as the principal office of the Bank or the Client, as the case may be.

          17. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements negotiated, executed and wholly performed within such state and the applicable provisions of the 1940 Act. To the extent applicable law of the State of New York or any of the provisions herein conflict with applicable provisions of the 1940 Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by them or their duly authorized representatives as of the day and year first above written.

                                       OFFITBANK


                                       By:
                                          --------------------------------------

Attest:


-----------------------------------

                                       MILWAUKEE LAND COMPANY



                                       By:
                                          --------------------------------------


Attest:


-----------------------------------

                                     ANNEX A

          The annual fees for the services of OFFITBANK shall be .20 of 1%. The annual fees shall be payable quarterly in arrears based upon the average month-end value of the portfolio during such quarter.

                                                                      APPENDIX G

                            MILWAUKEE LAND COMPANY
                  1997 INCENTIVE AND CAPITAL ACCUMULATION PLAN


     1. PURPOSE. The Milwaukee Land Company 1997 Incentive and Capital Accumulation Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as key employees of Milwaukee Land Company (the "Company") and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $0.30 per share, of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Furthermore, the Plan is intended to assist in aligning the interests of the Company's key employees to those of its stockholders.

     2.  ADMINISTRATION.

     (a) The Plan will be administered by a committee of the Board of Directors of the Company (the "Board") or a subcommittee of a committee of the Board (which may be the Company's Compensation Committee), appointed by the Board from among its members (the "Committee"), and shall be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits (as defined below) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

     (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

     3. PARTICIPANTS. Participants will consist of such key employees of the Company and any subsidiary corporation of the Company as the Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards, and (e) Stock Units (each as described below, and collectively, the "Benefits"). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 below. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

     5. COMMON STOCK AVAILABLE UNDER THE PLAN. The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 175,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 175,000, PROVIDED, HOWEVER, that the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 175,000 (in each case, subject to adjustments made in accordance with Section 12 hereof). Other than those shares of Common Stock subject to Benefits that are cancelled or terminated as a result of the Committee's exercise of its discretion with respect to Performance-Based Awards as provided for in Section 11, any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.

     6. STOCK OPTIONS. Stock Options will consist of awards from the Company that will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of
Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

       (a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the option is granted.

       (b) PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in cash or, in the discretion of the Committee determined at the date of grant, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, by delivering to the Company an executed promissory note (or such other form of indebtedness) on such terms and conditions as the Committee shall determine in its sole discretion at the date of grant, or by a combination of these methods. In the discretion of the Committee determined at the date of grant, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

       (c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

       (d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are employees of the Company or subsidiary corporation of the Company at the date of grant. The aggregate market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. For purposes of the preceding sentence, (i) Incentive Stock Options will be taken into account in the order in which they are granted and (ii) Incentive Stock Options granted before 1987 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary corporation of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. Notwithstanding anything to the contrary contained herein, no Incentive Stock Option may be exercised later than ten years after the date it is granted. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Nonqualified Stock Option.

     7. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, options. A Stock Appreciation Right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

     8. STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor as additional compensation for services to the Company. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described below. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock

Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

     9.  PERFORMANCE AWARDS.

     (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may, as determined by the Committee in its sole discretion, constitute Performance-Based Awards. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. With respect to those Performance Awards that are intended to constitute Performance-Based Awards, the Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

     (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

     (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

     10.  STOCK UNITS.

     (a) The Committee may, in its discretion, grant Stock Units to participants hereunder. Stock Units may, as determined by the Committee in its sole discretion, constitute Performance-Based Awards. The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this
Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

     (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a Participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

     (c) Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

     (d) A "Stock Unit" means a notational account representing one share of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

     11. PERFORMANCE-BASED AWARDS. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, dividends and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs or any combination of the foregoing. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

     12.  ADJUSTMENT PROVISIONS; CHANGE IN CONTROL.

     (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the exercisability and vesting pensions of such Benefits, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

     (b) In the event of a Change in Control (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Benefits, including, without limitation, accelerating the exercisability or vesting of such Benefits.

     The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

     For purposes of this Section 12(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

       (A) A person or entity or group of persons or entities, acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the issued and outstanding common stock of the Company (a "Significant Owner"), unless such shares are originally issued to such Significant Owner by the Company; or

       (B) The majority of the Company's Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the Effective Date (as hereinafter defined) and any other individual(s) who becomes a director subsequent to the Effective Date whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or

       (C)  A sale of all or substantially all of the assets of the Company; or

       (D) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (C) above, and such transaction shall have been consummated.

     13. TRANSFERABILITY. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

     14. OTHER PROVISIONS. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines, at the date of grant, appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

     15. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company's Common Stock is readily tradeable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

     16. WITHHOLDING. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

     17. TENURE. A participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

     18. UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     19. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     20. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Benefit granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Benefits that may be granted to any individual under the Plan or (ii) modify the requirements as to eligibility for Benefits under the Plan; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.

     21. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     22. EFFECTIVE DATE. (a) The Plan shall be effective as of [February] __, 1997, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

     (b) This Plan shall terminate on April 3, 2007 (unless sooner terminated by the Committee).

PROXY                                                     MILWAUKEE LAND COMPANY
--------------------------------------------------------------------------------
                 SPECIAL MEETING OF STOCKHOLDERS--MAY 27, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWIN JACOBSON, LEON F. FIORENTINO and LAWRENCE
S. ADELSON and each or any of them, as proxies, with full power of substitution, to vote all shares of Common Stock of MILWAUKEE LAND COMPANY (the "Company") represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on May 27, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4

1. Approval of the purchase by the Company and its newly formed, wholly-owned subsidiary PG Newco Corp. of substantially all the assets of PG Design Electronics, Inc., all transactions contemplated thereby and the necessary changes to the Company's fundamental policies, as described in the accompanying Proxy Statement.
                         FOR [_]AGAINST [_]ABSTAIN [_]

2. Approval of the de-registration of the Company as an investment company under the Investment Company Act of 1940.
                         FOR [_]AGAINST [_]ABSTAIN [_]

3. Approval of the new investment advisory agreement with OFFITBANK described in the accompanying Proxy Statement.
                         FOR [_]AGAINST [_]ABSTAIN [_]

4. Approval of the Milwaukee Land Company 1997 Incentive and Capital Accumulation Plan described in the accompanying Proxy Statement.
                         FOR [_]AGAINST [_]ABSTAIN [_]

5. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

 (Please DATE AND SIGN on the reverse side and return promptly in the enclosed envelope.)

THIS PROXY IS REVOCABLE AND WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND IN THE SOLE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                                    Dated _______________________________, 1997
                                    -------------------------------------------
                                    -------------------------------------------
                                                     Signature

                                    IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS
                                            YOUR NAME APPEARS HEREON. WHEN
                                            SIGNING AS EXECUTOR, ADMINISTRA-
                                            TOR, TRUSTEE, AGENT, ATTORNEY,
                                            GUARDIAN, OR CORPORATE OFFICER,
                                            PLEASE SET FORTH YOUR FULL TITLE.
                                            JOINT OWNERS SHOULD EACH SIGN.